UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08932

Artisan Funds, Inc.

(Exact name of registrant as specified in charter)

875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
(Address of principal executive offices) (Zip Code)

Janet D. Olsen	Bruce A. Rosenblum
Artisan Funds, Inc.	Bell, Boyd & Lloyd LLP
875 East Wisconsin Avenue, #800	1615 L Street, N.W., Suite 1200
Milwaukee, Wisconsin 53202	Washington, D.C. 20036
(Name and address of agents for service)

Registrant’s telephone number, including area code: (414) 390-6100

Date of fiscal year end: 09/30/07

Date of reporting period: 09/30/07

Item 1.	Reports to Shareholders.

A N N U A L

R E P O R T

SEPTEMBER 30, 2007

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN MID CAP VALUE FUND

ARTISAN OPPORTUNISTIC VALUE FUND

ARTISAN SMALL CAP FUND

ARTISAN SMALL CAP VALUE FUND

ARTISAN FUNDS, INC.

INVESTOR SHARES

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For a prospectus, which contains that information and more information about each Fund, please call 800.344.1770 or visit our website at www.artisanfunds.com. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2007. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member FINRA.

TABLE OF CONTENTS

2	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
2	Artisan International Fund
4	Artisan International Small Cap Fund
6	Artisan International Value Fund
8	Artisan Mid Cap Fund
10	Artisan Mid Cap Value Fund
12	Artisan Opportunistic Value Fund
14	Artisan Small Cap Fund
16	Artisan Small Cap Value Fund

18	SCHEDULES OF INVESTMENTS
18	Artisan International Fund
21	Artisan International Small Cap Fund
24	Artisan International Value Fund
26	Artisan Mid Cap Fund
29	Artisan Mid Cap Value Fund
31	Artisan Opportunistic Value Fund
33	Artisan Small Cap Fund
35	Artisan Small Cap Value Fund

38	STATEMENTS OF ASSETS AND LIABILITIES

42	STATEMENTS OF OPERATIONS

46	STATEMENTS OF CHANGES IN NET ASSETS

50	FINANCIAL HIGHLIGHTS

56	NOTES TO FINANCIAL STATEMENTS

72	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

74	SHAREHOLDER EXPENSE EXAMPLE

76	FACTORS CONSIDERED IN APPROVING ARTISAN GLOBAL VALUE FUND’S ADVISORY AGREEMENT

81	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND TOP TEN HOLDINGS

83	PROXY VOTING POLICIES AND PROCEDURES

83	INFORMATION ABOUT PORTFOLIO SECURITIES

84	DIRECTORS AND OFFICERS

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

	Inception Date	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund	12/28/95	28.69%	25.10%	21.95%	13.48%	15.15%
Artisan International Small Cap Fund	12/21/01	43.10	35.24	35.89	NA	28.28
Artisan International Value Fund	9/23/02	13.28	20.34	27.29	NA	26.97
Artisan Mid Cap Fund	6/27/97	29.83	18.09	18.87	16.03	18.18
Artisan Mid Cap Value Fund	3/28/01	15.88	16.36	21.95	NA	15.23
Artisan Opportunistic Value Fund	3/27/06	18.65	NA	NA	NA	14.99
Artisan Small Cap Fund	3/28/95	15.84	12.70	19.07	5.72	9.88
Artisan Small Cap Value Fund	9/29/97	7.48	13.59	19.42	12.91	12.90

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in a Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The performance information shown for Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. Artisan International Small Cap Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. The performance information shown for Artisan Opportunistic Value Fund reflects Artisan Partners’ voluntary undertaking to limit the Fund’s expenses when they exceed 1.50%, which may be terminated at any time, has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. Absent that expense waiver, the Fund’s performance would have been lower.

Artisan International, Artisan International Small Cap, Artisan International Value & Artisan Opportunistic Value: International investments involve special risks, including currency fluctuation, lower liquidity, different accounting methods and economic and political systems and higher transaction costs. These risks are typically greater in emerging markets.

Artisan International, Artisan International Small Cap, Artisan Mid Cap & Artisan Small Cap: Growth stocks may underperform other asset types during a given period.

Artisan International Value, Artisan Opportunistic Value, Artisan Mid Cap Value & Artisan Small Cap Value: Value stocks may underperform other asset types during a given period.

Artisan International Small Cap, Artisan International Value, Artisan Small Cap & Artisan Small Cap Value: Stocks of smaller companies tend to be more volatile and less liquid than those of large companies, have underperformed the stocks of larger companies during some periods and tend to have a shorter history of operations than larger companies.

Artisan International Value, Artisan Mid Cap, and Artisan Mid Cap Value & Artisan Opportunistic Value: Stocks of medium-sized companies tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods.

ARTISAN INTERNATIONAL FUND (ARTIX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. growth companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund	28.69%	25.10%	21.95%	13.48%	15.15%
MSCI EAFE® Growth Index	27.76	23.06	21.38	5.55	5.99
MSCI EAFE® Index	24.86	23.24	23.55	7.97	8.18

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 81 for a description of each index.

INVESTING ENVIRONMENT

International equities showed considerable strength during the fiscal year, despite rising volatility toward the end of the period. During the fiscal year, the MSCI EAFE® Index generated a return of 24.86%. Among developed markets, Australia and Hong Kong were standouts, gaining more than 50% each. Japan struggled amid a softening economic environment and was only able to muster a 7% gain. Returns in emerging markets far outdistanced those of developed markets as the group was up more than 58%. Chinese stocks soared more than 130%. In the MSCI EAFE® Index, the materials, industrials and telecommunication sectors were leaders. The financial and healthcare sectors were laggards.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	11.8%	8.4%
Consumer Staples	9.8	9.1
Energy	6.5	6.4
Financials	37.3	23.4
Healthcare	5.7	2.5
Industrials	10.9	16.1
Information Technology	4.8	3.8
Materials	0.0 (1)	7.6
Telecommunication Services	4.8	10.7
Utilities	7.7	8.8
Other assets less liabilities	0.7	3.2
Total	100.0%	100.0%

As a percentage of total net assets.

(1) Represents less than 0.1% of total net assets.

PERFORMANCE DISCUSSION

The Fund returned 28.69% during the fiscal year, outperforming the MSCI EAFE® Index due in part to positive stock selection and exposure to emerging markets such as China. Our demographics and infrastructure themes were key sources of security selection strength in the telecommunications, utilities, financials and energy sectors. Our list of top contributors in those themes and sectors included French construction company Bouygues SA, Chinese wireless provider China Mobile Ltd., French electricity producer Electricite de France, Chinese insurance company China Life Insurance Co., Limited, Russian utility company RAO Unified Energy System and Norwegian energy infrastructure company SeaDrill Ltd. French construction company Alstom, German specialty chemicals company Wacker Chemie AG and Korean Internet and online gaming company NHN Corp. also performed very well. The Fund purchased Wacker Chemie and NHN during the fiscal year.

Returns relative to the Index were negatively impacted by our low weight in a strong materials sector and weakness in our consumer finance related holdings in Japan. In the consumer finance industry, we were hurt by weakness in Japanese consumer credit card company Credit Saison Co., Ltd., Japanese general leasing company ORIX Corporation and Japanese consumer finance company AIFUL CORPORATION. We sold Aiful.

FUND CHANGES

Our fundamental investment decisions resulted in significant reductions in our weights in the financial sector and Japan during the year.

Our sales in those two areas included UBS AG, Mizuho Financial Group, Inc., UniCredito Italiano SpA, Fortis, Shinhan Financial Group Co., Ltd., ING Groep N.V., Mitsubishi UFJ Financial Group, Inc. and Axa.

Those sales funded purchases in a variety of sectors. Our largest additions were German car and truck manufacturer DaimlerChrysler AG, German specialty chemicals company Wacker Chemie, German pharmaceutical company Bayer AG and Japanese heavy machine manufacturer Mitsubishi Heavy Industries, Ltd.

REGION ALLOCATION

Region	9/30/06	9/30/07
Europe	55.4%	58.9%
Emerging Markets	14.0	19.1
Pacific Basin	29.0	17.6
Americas	0.9	1.2

As a percentage of total net assets.

ARTISAN INTERNATIONAL SMALL CAP FUND (ARTJX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Small Cap Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities among small non-U.S. companies.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. small-cap growth companies in developed and emerging markets with market capitalizations less than $3 billion at the time of investment.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/01 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Small Cap Fund	43.10%	35.24%	35.89%	28.28%
MSCI EAFE® Small Cap Index	19.10	23.58	27.56	22.25
MSCI EAFE® Index	24.86	23.24	23.55	15.77

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. See page 81 for a description of each index.

INVESTING ENVIRONMENT

In general, stocks showed considerable strength over the past year even though equity markets around the globe faced increasing volatility towards the end of the period. The MSCI EAFE® Small Cap Index advanced 9.23% in local currency terms during the twelve-month period ended September 30, 2007. The weakening of the U.S. dollar versus a variety of foreign currencies during the period benefited U.S.-based investors as the Index’s U.S. dollar-based return was 19.10%. Emerging markets stocks were particularly strong and posted a 58% gain. In the MSCI EAFE® Small Cap Index, nearly every sector posted double-digit gains for the year. The energy, utilities and industrial sectors were the leaders. The financial and consumer discretionary sectors trailed.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	7.3%	10.7%
Consumer Staples	7.1	7.6
Energy	10.1	7.7
Financials	31.5	30.0
Healthcare	2.9	0.7
Industrials	29.4	27.0
Information Technology	0.1	2.0
Materials	3.2	2.5
Telecommunication Services	1.3	1.2
Utilities	2.2	1.9
Other assets less liabilities	4.9	8.7
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund returned 43.10% for the twelve-month period ended September 30, 2007. Outperformance relative to the Index was driven in large part by strong stock selection in the financial and industrial sectors. Additionally, given the strength in emerging markets during the period, our exposure to emerging markets had a significant positive impact on our relative performance. Our underperformers were not concentrated in any one area.

In the financial sector, our strongest performers were Hong Kong Exchanges & Clearing Limited, China Everbright Limited, Indiabulls Financial Services Ltd. and Singapore Exchange Limited. Among our industrial stocks, Beijing Capital International Airport Company Limited and China Everbright International Limited were our largest positive contributors, as their stocks soared more than 150%. Other strong performers in the industrials sector included Empresas ICA S.A.B. de C.V., Fraser & Neave Limited and Vossloh AG. On the downside, our biggest decliners included NETeller PLC, CREED CORPORATION, China Railway Logistics Limited, SHIZUOKA GAS CO., LTD. and CDNetworks Co., Ltd.

REGION ALLOCATION

Region	9/30/06	9/30/07
Europe	43.8%	42.0%
Emerging Markets	24.9	25.9
Pacific Basin	24.0	21.9
Americas	2.4	1.5

As a percentage of total net assets.

FUND CHANGES

Given the volatility, activity was fairly high during the period. We were attracted to our new positions based on the sustainable growth potential we look for in potential investments. Some of our more recent purchases included German seed producer KWS Saat AG, Italian electrified mass transit system designer Ansaldo STS SpA, Chinese building materials manufacturer China National Building Material Company Ltd., Japanese Internet-based recruiting solutions provider en-japan inc. and Swiss duty-free shop operator Dufry Group. Recent sales included Singapore Exchange Limited, Geodis SA, Kaufman & Broad S.A., Shanghai Electric Group Company Limited and CREED CORPORATION.

ARTISAN INTERNATIONAL VALUE FUND (ARTKX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund uses a bottom-up investment process focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes.

The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business. As long-term investors, it is the team’s core belief that valuation is the most crucial determinant of stock market return over the long-term.

Business quality. The team seeks to invest in companies with a history of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries. This criteria helps rule out businesses that are statistically cheap, but whose values are deteriorating over time.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

The Fund primarily invests in undervalued, non-U.S. companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/02 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan International Value Fund	13.28%	20.34%	27.29%	26.97%
MSCI EAFE® Value Index	21.94	23.36	25.66	25.46
MSCI EAFE® Index	24.86	23.24	23.55	23.53

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 81 for a description of each index.

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2007, international stocks performed very well, as the MSCI EAFE® Index gained 24.86%, but not without a fair amount of volatility as it became increasingly clear that the credit-driven excesses of the past several years were worse than many had feared. Amid the volatility, investors preferred stocks in emerging markets and the materials sector. Financial and consumer-related stocks were among the worst performers.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	26.3%	23.5%
Consumer Staples	17.0	14.5
Financials	18.4	16.1
Healthcare	—	8.7
Industrials	16.5	14.5
Information Technology	2.8	5.9
Materials	4.4	2.8
Telecommunication Services	5.1	7.9
Utilities	1.1	—
Other assets less liabilities	8.4	6.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund increased 13.28% during the fiscal year ended September 30, 2007, compared to our primary benchmark, the MSCI EAFE® Index, which increased 24.86% over the same period.

As value investors, we spend our time and energy researching businesses and management teams and allocating capital to those businesses where we see a meaningful discount between the stock prices and what we estimate to be their underlying intrinsic values. Over longer periods of time, we believe stock prices and underlying business values must ultimately converge. This has been our experience over the years and it is the principle that guides us as we continue to execute our investment strategy.

The increase in share price of the following companies had a meaningful positive impact on the portfolio over the past year: Vodafone Group PLC, a global wireless telecommunications company; Pfeiffer Vacuum Technology AG, a German vacuum pumps manufacturer; Diageo PLC, a United Kingdom-based beverage company; Galiform Plc, a U.K. trade kitchen business; and Countrywide PLC, a U.K. service provider to companies in the residential property industry. Although it was a strong period for international equities, several stocks in the portfolio posted losses. Japanese homebuilder Sekisui House, Ltd., U.K.-based reinsurance broker Benfield Group Plc, Japanese pachinko machine manufacturer SANKYO CO., LTD., U.K.-based jewelry retailer Signet Group PLC and Japanese consumer finance companies ACOM CO., LTD. and TAKEFUJI CORPORATION were among our holdings that declined during the period.

FUND CHANGES

Despite the gyrations in the market, we made very few significant purchases or sales in the portfolio during the second half of the fiscal year. Assuming similar discounts, we tend to prefer to buy more of a company we already own rather than a new company. Hence our activity was primarily confined to movements among investments within the portfolio.

Our two largest purchases during the fiscal year were Switzerland-based pharmaceutical company Novartis AG and Japanese consumer credit card company Credit Saison Co., Ltd. Our purchase of Credit Saison was partially funded by the sale of TAKEFUJI, which had been added to the Fund early in the fiscal year.

REGION ALLOCATION

Region	9/30/06	9/30/07
Europe	54.3%	55.5%
Pacific Basin	14.0	19.4
Americas	12.5	10.3
Emerging Markets	10.8	8.7

As a percentage of total net assets.

ARTISAN MID CAP FUND (ARTMX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap growth companies.

Security Selection. The team’s investment process begins by identifying companies that possess franchise characteristics (strong competitive positions), selling at attractive valuations and benefiting from an accelerating trend. The investment team looks for companies that are well positioned for long-term growth, driven by demand for their products and services, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Capital Allocation. Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

Broad Diversification. The team looks for investment opportunities across the entire economy so that it can find sustainable growth regardless of the sector or industry.

The Fund primarily invests in medium-sized U.S. growth companies. The Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of companies included in the Russell Midcap® Index.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Mid Cap Fund	29.83%	18.09%	18.87%	16.03%	18.18%
Russell MidCap® Growth Index	21.22	17.01	20.39	7.47	8.65
Russell MidCap® Index	17.87	17.34	20.90	10.43	11.47

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 81 for a description of each index.

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2007, mid-cap stocks performed well as the Russell Midcap® Index gained 17.87%. The market showed a clear preference for growth as the Russell Midcap® Growth Index gained 21.22% compared to the 13.75% return for the Russell Midcap® Value Index. Concerns about the housing market and stress in the subprime mortgage industry, strength in oil and other commodities, and a cut in interest rates by the Federal Reserve were a few of the key economic stories that drove differences in returns across sectors. In the Russell Midcap® Growth Index, commodity-sensitive materials and energy stocks gained over 40% while the financial and consumer discretionary sectors improved by about 9% and 15%, respectively.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	11.5%	9.9%
Consumer Staples	3.3	4.9
Energy	6.0	3.7
Financials	11.7	6.5
Healthcare	18.3	22.7
Industrials	16.1	13.1
Information Technology	26.8	31.1
Materials	1.2	1.3
Telecommunication Services	2.6	1.7
Other assets less liabilities	2.5	5.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund benefited from strong security selection as it returned 29.83%, outperforming the Russell Midcap® and Russell Midcap® Growth indices. Although selection results were broadly positive, the Fund’s largest source of strength relative to the Russell Midcap® Growth Index was the healthcare sector. During the period the Fund benefited from premium takeout offers received by two companies—MedImmune, Inc. and Ventana Medical Systems, Inc. MedImmune’s transaction closed during the fiscal year. We remained investors in Ventana. Other winners in the healthcare sector included robotic surgery systems manufacturer Intuitive Surgical, Inc. and pharmacy benefit manager Express Scripts, Inc. The rest of our top performers were spread throughout the portfolio. Online retailer Amazon.com, Inc. supported results in the consumer discretionary sector, beverage distributor Hansen Natural Corporation was a standout in the consumer staples sector and complex metal components manufacturer Precision Castparts Corp. and worldwide energy service company McDermott International, Inc. accounted for the majority of the Fund’s return in the industrials sector.

Weakness in the portfolio could largely be traced to Advanced Micro Devices, Inc., MGIC Investment Corporation and Chico’s FAS, Inc. We sold our positions in semiconductor chip manufacturer Advanced Micro Devices and private mortgage insurer MGIC because we believed the risks were not skewed in our favor. We continued to hold casual women’s clothing retailer Chico’s.

FUND CHANGES

During the period, our transaction activity was not centered in one particular area. One change of note is a larger amount of portfolio capital being focused in CropSM holdings. As of September 30, 2007, we had more than 62% of capital in our top 30 holdings compared to about 52% at the beginning of the fiscal year.

Hansen Natural and Intuitive Surgical were two of our largest purchases. We also purchased NVIDIA Corporation, C.R. Bard, Inc. and Applera Corporation, among others.

Our purchases were funded with sales from a broad range of sectors. In addition to Advanced Micro Devices and MGIC, we sold Freescale Semiconductor, Inc., The TJX Companies, Inc., Investors Financial Services Corp., Adobe Systems Incorporated, Alliance Data Systems Corporation and Conventry Health Care, Inc.

ARTISAN MID CAP VALUE FUND (ARTQX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Value Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that the investment team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long-term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund will not initiate a position in a company unless it has a market capitalization between $2 billion and $15 billion.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Value Fund	15.88%	16.36%	21.95%	15.23%
Russell Midcap® Value Index	13.75	17.22	21.02	14.09
Russell Midcap® Index	17.87	17.34	20.90	12.37

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 81 for a description of each index.

INVESTING ENVIRONMENT

For the twelve-month period ended September 30, 2007, the Russell Midcap® Value and Russell Midcap® indices increased 13.75% and 17.87%, respectively. Mid-cap stocks showed considerable strength despite the heightened volatility in the second half of the period as credit concerns and distress in the subprime mortgage industry extended into the broader financial markets. In the Russell Midcap® Value Index, every sector posted positive returns. The leaders were the energy and materials sectors. Financial and consumer discretionary stocks significantly underperformed the market during the period.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	27.6%	14.5%
Consumer Staples	4.2	2.6
Energy	16.8	18.6
Financials	23.9	23.6
Industrials	9.8	12.2
Information Technology	11.6	18.7
Materials	3.2	—
Utilities	—	2.8
Other assets less liabilities	2.9	7.0
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund increased 15.88% during the twelve-month period ended September 30, 2007. Strong stock selection in the technology sector added significant value to the Fund’s relative performance. We also benefited from strength among our energy and financial holdings. Detracting from performance were certain holdings in the consumer discretionary sector and our minimal investment in a strong utilities group. Electronic components distributor Avnet, Inc., human resources outsourcing and consulting services provider Hewitt Associates, Inc. and hard disk drive manufacturer Western Digital Corporation were our leading contributors in the technology sector. Among our energy holdings, our strongest performers included Noble Energy, Inc., Forest Oil Corporation, Teekay Shipping Corporation and Apache Corporation. In the financials sector, property and casualty insurance and reinsurance provider Alleghany Corporation and real estate investment trust Annaly Capital Management, Inc. were our standout performers. Our minimal investment in the banking industry also contributed positively to relative performance as that group underperformed. Other strong performers included The Lubrizol Corporation, the world’s largest producer of additives used in motor oil, transmission fluids and other lubricants and Pilgrim’s Pride Corporation, the largest chicken producer in the U.S. In the consumer discretionary sector, our underperformers included athletic footwear and apparel retailer Foot Locker, Inc., rent-to-own retailer Rent-A-Center, Inc. and household furnishings companies Furniture Brands International, Inc. and Leggett & Platt, Incorporated.

FUND CHANGES

The biggest changes to the portfolio over the past year were an increase in our commitment to the technology sector and a decrease in our exposure to the consumer discretionary sector. We found a variety of attractive investment opportunities in the technology sector including Western Digital Corporation, Broadridge Financial Solutions, Inc., SAIC, Inc., Arrow Electronics, Inc., Benchmark Electronics, Inc. and National Semiconductor Corporation. We were attracted to these positions based on the key characteristics of our investment process. Our reduced exposure to the consumer discretionary sector resulted from our sales of Hilton Hotels Corporation, Hasbro, Inc., Furniture Brands International, Inc. and H&R Block, Inc. In addition, specialty retailer Claire’s Stores, Inc. was acquired by venture capital firm Apollo Management LP in May and we received cash for our remaining shares.

ARTISAN OPPORTUNISTIC VALUE FUND (ARTLX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Opportunistic Value Fund uses a bottom-up investment process to construct a flexible portfolio of value-oriented companies that the team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long-term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund invests in securities with market capitalizations greater than $2 billion at the time of initial purchase, and can invest up to 25% of its assets in non-U.S. securities.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/27/06 to 9/30/07)

TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	Since Inception
Artisan Opportunistic Value Fund	18.65%	14.99%
Russell 1000® Value Index	14.45	13.79
Russell 1000® Index	16.90	13.07

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The Fund’s performance information reflects Artisan Partners’ voluntary undertaking to limit the Fund’s expenses when they exceed 1.50%, which may be terminated at any time, has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. Absent that expense waiver, the Fund’s performance would have been lower. See page 81 for a description of each index.

INVESTING ENVIRONMENT

Stocks of all sizes made solid advances during the twelve-month period ended September 30, 2007. This was in spite of the fact that equity markets faced significant turmoil in the second half of the period as subprime mortgage and housing market concerns spread across the financial markets. Strength in the market was broad across sectors. Materials and energy stocks were among the strongest performers as oil and commodity prices rose to record levels. In contrast, the financial, consumer discretionary and healthcare sectors failed to keep pace with the broad market.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	14.1%	9.2%
Consumer Staples	5.0	5.8
Energy	12.4	11.2
Financials	35.6	47.9
Healthcare	3.6	4.3
Industrials	2.0	3.5
Information Technology	21.8	13.9
Materials	2.8	—
Other assets less liabilities	2.7	4.2
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

Artisan Opportunistic Value Fund is constructed from the bottom-up without concern for the characteristics of a benchmark, so the success of our security selection is always the primary driver of portfolio returns. Our sector weights and market cap characteristics vary quite widely from those of an index, so a discussion relative to a benchmark over the short-term will typically not provide meaningful insight about the portfolio’s success. For the twelve-month period ended September 30, 2007, the Fund increased 18.65%. Among our strongest positive contributors to performance were electronic components distributor Avnet, Inc., mobile phone company Nokia Corporation, oil and natural gas producer Apache Corporation, global athletic footwear company NIKE, Inc. and health insurance company Aetna Inc. The Fund’s largest decliners included athletic footwear and apparel retailer Foot Locker, Inc., trucking company YRC Worldwide Inc., hybrid thrift/mortgage bank IndyMac Bancorp, Inc. and financial services provider Barclays PLC.

FUND CHANGES

The most notable changes to the portfolio over the past year were an increase in our commitment to the financial sector and a decrease in our exposure to the technology sector. In the financial sector, we purchased several new holdings and increased our exposure to existing holdings. Our new purchases were Allied World Assurance Company Holdings, Ltd, Barclays PLC, BNP Paribas, IndyMac Bancorp, Inc. and Wachovia Corporation. We were attracted to these new positions based on the key characteristics of our investment process. Additionally, we increased our position sizes in The Allstate Corporation, Bank of America Corporation and Royal Bank of Scotland Group PLC. As of September 30, 2007, we had investments in 13 different financial stocks, many of which are large-cap financial services firms that are highly diversified both by business line and geography. Our reduced exposure to the technology sector resulted in part from our sales of Accenture Ltd, Analog Devices, Inc., Dell Inc., Hewitt Associates, Inc. and International Business Machines Corporation. We also significantly trimmed our positions in Avnet, Inc. and Microsoft Corporation.

ARTISAN SMALL CAP FUND (ARTSX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. small-cap growth companies.

Competitive advantages. A sustainable competitive advantage is critical to producing above average growth and profitability. Identifying the source of a company’s competitive advantage lends confidence to the team’s assessment of intrinsic value.

Return on invested capital. The team believes that, over time, a company with improving returns on its invested capital will be rewarded with a higher valuation. The team determines how much capital investment is needed to achieve a company’s continued growth and analyzes management’s ability to use that capital in the most effective way to support that growth.

Intrinsic value. The team estimates a company’s intrinsic value—the value it thinks a buyer would pay to buy the entire company. The team bases its buy and sell targets for a company’s stock on its intrinsic value estimates.

The Fund will not initiate a position in a company unless it has a market capitalization between $300 million and $2.5 billion and meets the team’s standards for earnings growth and sustainable growth prospects.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Fund	15.84%	12.70%	19.07%	5.72%	9.88%
Russell 2000® Growth Index	18.94	14.10	18.70	3.65	7.34
Russell 2000® Index	12.34	13.36	18.75	7.22	10.89

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 81 for a description of each index.

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2007, the Russell 2000® Index, gained 12.34% and investors showed a clear preference for growth as the Russell 2000® Growth Index outperformed the Russell 2000® Value Index by nearly 13%. In the Russell 2000® Growth Index, most sectors posted double-digit gains, although the materials sector was particularly strong. The financial sector was the least favored sector in the Index. The key sources of angst in the sector were a weak housing market and stress in the subprime mortgage industry.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	14.2%	16.1%
Consumer Staples	3.8	2.1
Energy	6.8	5.3
Financials	10.7	10.0
Healthcare	11.9	17.4
Industrials	21.4	19.7
Information Technology	28.2	23.0
Telecommunication Services	—	0.7
Utilities	—	1.6
Other assets less liabilities	3.0	4.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund gained 15.84% during the fiscal year ended September 30, 2007, falling right between the gains of the Russell 2000® Growth and Russell 2000® indices. The Fund benefited from good security selection in the consumer discretionary and energy sectors and a number of takeout offers. Relative performance was held back by an absence from the materials sector and the underperformance of our technology holdings.

In the consumer discretionary sector, the Fund benefited from premium takeout announcements for Guitar Center, Inc., RARE Hospitality International, Inc. and Keystone Automotive Industries, Inc. Keystone’s offer was from LKQ Corporation, another portfolio holding. Other winners in the sector included brand manager Iconix Brand Group, Inc. and Strayer Education, Inc., which provides post-secondary education programs for working adults. Iconix was an addition to the portfolio near the beginning of the fiscal year. Baby and young children’s apparel producer Carter’s, Inc. was a laggard. The three standout performers among our energy holdings were service providers Core Laboratories N.V. and W-H Energy Services, Inc., and Rocky Mountain exploration and development company Bill Barrett Corporation. Performance results were also positively impacted by the strength of correctional facilities operator The GEO Group, Inc.

In the technology sector, results were held back by weakness in ACI Worldwide, Inc., which develops software for the electronic funds transfer market, and Global Cash Access Holdings, Inc., a provider of cash access technologies to the gaming industry.

FUND CHANGES

During the period, a pick up in volatility presented us with a number of opportunities. We used those opportunities to apply our valuation discipline and invest in companies we were attracted to based on the key characteristics of our investment process: attractive valuations, competitive advantages and returns on capital. In addition to those already noted, our list of purchases included The Middleby Corporation, a maker of food preparation equipment; Morgans Hotel Group Co., a boutique hotel owner; Ares Capital Corporation, an investment management company; and shoe retailer DSW Inc.

Our purchases were funded by the sales already mentioned, and Adams Respiratory Therapeutics, Inc., ESCO Technologies Inc., F5 Networks, Inc., and Pacer International, Inc., among others.

ARTISAN SMALL CAP VALUE FUND (ARTVX)

INVESTMENT PROCESS HIGHLIGHTS

Artisan Small Cap Value Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. small-cap value companies that the investment team believes are undervalued, in solid financial condition and have attractive business economics. The team believes companies with these characteristics are less likely to experience eroding values over the long-term.

Attractive valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

Sound financial condition. The team favors companies with an acceptable level of debt and positive cash flow. At a minimum, the team tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interests of the companies’ shareholders.

Attractive business economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund will not initiate a position in a company unless it has a market capitalization below $2 billion.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan Small Cap Value Fund	7.48%	13.59%	19.42%	12.91%	12.90%
Russell 2000® Value Index	6.09	12.51	18.70	10.07	10.12
Russell 2000® Index	12.34	13.36	18.75	7.22	7.28

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.344.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 81 for a description of each index.

INVESTING ENVIRONMENT

For the twelve-month period ended September 30, 2007, the Russell 2000® Value and Russell 2000® indices increased 6.09% and 12.34%, respectively. Small-cap stocks showed considerable resilience in the face of increased volatility that plagued the equity markets in the second half of the period. Equity investors were challenged by further weakening in the housing market, fallout in the subprime mortgage market and general concerns about the economy that spread throughout the financial markets. Despite the heightened volatility, many sectors in the Russell 2000® Value Index posted double-digit returns—the materials and energy sectors were two of the leaders. The consumer discretionary and financial sectors significantly underperformed.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	16.9%	15.2%
Consumer Staples	3.8	1.5
Energy	14.1	17.4
Financials	14.1	11.0
Healthcare	7.5	7.7
Industrials	11.8	11.2
Information Technology	17.2	24.7
Materials	4.8	3.0
Telecommunication Services	1.4	0.4
Utilities	1.1	5.1
Other assets less liabilities	7.3	2.8
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund gained 7.48% for the twelve-month period ended September 30, 2007. The Fund had several strong performers throughout the portfolio. In particular, our holdings in the energy and materials sectors were strong contributors to return. Our leading performers in the energy sector included Lone Star Technologies, Inc., Atwood Oceanics, Inc., Forest Oil Corporation and OMI Corporation. In the materials sector, scrap steel recycling company Schnitzer Steel Industries, Inc. and specialized metals manufacturer Quanex Corporation were standout performers. Other stocks that posted solid gains during the period included Lawson Software, Inc., Sanderson Farms, Inc., Analogic Corporation and Standard Microsystems Corporation. Our biggest decliners were primarily concentrated in the consumer discretionary sector. They included residential furniture manufacturer Furniture Brands International, Inc., recreational boat retailer MarineMax, Inc., rent-to-own retailer Rent-A-Center, Inc. and apparel manufacturer Kellwood Company. Other holdings in the portfolio that underperformed during the period included human resources solutions provider Gevity HR, Inc. and semiconductor manufacturer Silicon Image, Inc.

FUND CHANGES

The most notable change to the portfolio over the past year was an increase in our exposure to the technology sector. We found a variety of investment opportunities in this sector, including CACI International Inc, SI International Inc., MPS Group, Inc., Benchmark Electronics, Inc., Xyratex Ltd and ATMI, Inc. We also found a few opportunities in the utilities sector, as we purchased ALLETE, Inc., The Laclede Group, Inc. and UIL Holdings Corporation. We were attracted to all of our new positions based on the key characteristics of our investment process. Over the course of the year, we sold Manhattan Associates, Inc., Atwood Oceanics, Inc., Schnitzer Steel Industries, Inc., Analogic Corporation, Applebee’s International, Inc. and Dycom Industries, Inc. The following stocks were targets of mergers and acquisitions activity and as the transactions closed we received cash for our remaining shares: Lone Star Technologies, Inc., OMI Corporation, Keane, Inc., Hub International Limited, MacDermid, Incorporated and Gold Kist Inc.

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 96.8%

ARGENTINA - 0.8%
Tenaris S.A.	3,290,724	$86,903,377
Tenaris S.A. (DR)	1,063,700	55,971,894

		142,875,271
AUSTRIA - 0.3%
Wiener Staedtische Versicherung AG	736,167	51,437,119

BELGIUM - 0.3%
Delhaize Group	580,436	55,619,595
Umicore	9,324	2,228,335

		57,847,930
BRAZIL - 0.4%
Vivo Participacoes S.A., Preferred (DR)	13,449,768	66,710,849

CANADA - 1.2%
Canadian Pacific Railway Limited	3,155,092	221,771,417

CHINA - 8.8%
China Construction Bank, H Shares	151,924,900	138,951,232
China Life Insurance Co., Limited, H Shares	37,635,500	215,921,750
China Merchants Holdings International Company Limited	26,039,000	162,118,847
China Mobile Ltd.	10,893,900	178,251,970
China Netcom Group Corporation (Hong Kong) Limited	50,860,400	136,083,964
China Petroleum and Chemical Corporation, H Shares	98,118,000	122,050,343
China Resources Land Limited	83,137,600	173,037,346
China Unicom Limited	177,706,800	367,581,744
Denway Motors Limited	134,613,200	78,615,349

		1,572,612,545
FINLAND - 2.8%
Fortum Oyj	13,387,796	491,384,938

FRANCE - 11.7%
Alstom	1,302,412	264,777,301
Bouygues SA	4,293,881	370,371,705
Carrefour SA	3,393,845	237,762,292
Electricite de France	3,378,522	357,225,225
LVMH Moet Hennessy Louis Vuitton SA	2,642,797	316,817,428
Technip SA	2,776,889	248,273,446
Vinci SA	3,786,936	295,864,922

		2,091,092,319

	Shares Held	Value

GERMANY - 16.9%
Allianz SE	2,037,492	$476,043,423
Bayer AG	5,048,761	401,863,772
Celesio AG	218,536	13,792,361
DaimlerChrysler AG	4,533,084	456,613,418
Deutsche Telekom AG	15,018,365	295,104,671
Fraport AG	2,722,657	188,256,217
IVG Immobilien AG	1,234,066	45,998,978
Linde AG	2,250,470	279,476,780
RWE AG	1,375,294	172,969,028
Siemens AG	1,438,758	197,814,941
United Internet AG	3,916,367	88,179,925
Wacker Chemie AG	1,744,630	408,315,172

		3,024,428,686
HONG KONG - 6.4%
The Bank of East Asia, Ltd.	34,776,600	195,717,212
Hutchison Whampoa Limited	29,995,800	321,224,406
NWS Holdings Limited	39,471,246	92,917,126
Sun Hung Kai Properties Limited	15,383,900	259,239,746
Swire Pacific Limited, Class A	20,714,777	251,278,771
Tencent Holdings Limited	2,569,600	16,593,312

		1,136,970,573
ITALY - 1.4%
Hera SpA	2,731,983	11,277,966
Intesa Sanpaolo	17,459,232	134,811,769
Mediobanca S.p.A.	5,053,080	110,531,419

		256,621,154
JAPAN - 10.7%
Chugai Pharmaceutical Co., Ltd.	4,636,200	76,567,026
Credit Saison Co., Ltd.(1)	8,625,200	222,266,069
JAPAN TOBACCO INC.	61,309	336,795,186
Jupiter Telecommunications Co., Ltd.(2)	212,121	164,725,488
Kirin Holdings Company, Limited	8,217,800	108,745,536
Mitsubishi Estate Company Ltd.	4,531,400	129,789,805
Mitsubishi Heavy Industries, Ltd.	54,680,100	357,504,506
Mitsui Fudosan Co., Ltd.	4,226,725	117,383,474
ORIX Corporation	915,580	208,838,166
TOKYU LAND CORPORATION	7,329,100	73,568,557
Urban Corporation	7,324,200	118,791,491

		1,914,975,304
LUXEMBOURG - 0.4%
RTL Group	767,688	77,996,270

MEXICO - 0.7%
Grupo Televisa S.A. (DR)	5,449,505	131,714,536

NETHERLANDS - 1.8%
ASML Holding N.V.(2)	9,905,781	328,409,636

	Shares Held	Value

NORWAY - 3.7%
Orkla ASA	14,066,021	$251,251,161
Renewable Energy Corp AS(2)	2,359,200	108,743,093
SeaDrill Ltd.(2)	13,037,705	293,219,890

		653,214,144
QATAR - 0.1%
Industries Qatar	469,941	16,529,712

RUSSIA - 4.0%
Gazprom (DR)	994,950	43,877,295
LUKOIL (DR)	3,612,472	300,196,423
Mining and Metallurgical Company Norilsk Nickel (DR)	438,794	119,351,968
OAO TMK (DR)(3)	1,053,442	43,507,155
RAO Unified Energy System (DR)(2)	1,691,783	204,705,743

		711,638,584
SINGAPORE - 0.5%
Oversea-Chinese Banking Corporation Limited	11,808,000	70,744,665
Singapore Telecommunications Limited	7,651,000	20,704,827

		91,449,492
SOUTH AFRICA - 0.5%
MTN Group Limited	377,738	5,729,700
Naspers Limited	3,207,796	88,942,736

		94,672,436
SOUTH KOREA - 3.8%
Hana Financial Group Inc.	2,898,094	136,639,812
Kookmin Bank	3,423,600	285,050,612
NHN Corp.(2)	1,076,188	249,056,620

		670,747,044
SPAIN - 4.3%
Gamesa Corporacion Tecnologica, S.A.	5,158,872	210,757,768
Industria de Diseno Textil, S.A.	2,733,417	184,206,020
Telefonica S.A.	13,431,346	375,962,084

		770,925,872
SWEDEN - 0.1%
Assa Abloy AB, Class B	760,600	15,786,572

SWITZERLAND - 8.6%
Adecco SA	2,163,925	127,967,564
Holcim Ltd.	1,248,635	137,920,946
Nestle SA	1,324,417	594,949,616
Roche Holding AG	360,549	75,376,961
Roche Holding AG - Genussscheine(4)	1,584,038	287,215,308
Swiss Re	3,472,518	309,297,931

		1,532,728,326
UNITED KINGDOM - 6.6%
Lloyds TSB Group plc	23,925,186	265,558,556
National Grid PLC	20,594,848	330,354,241
Standard Chartered plc	5,830,757	190,875,487

	Shares Held	Value

UNITED KINGDOM (CONTINUED)
Vodafone Group Plc	24,555,207	$88,673,437
William Morrison Supermarkets PLC	50,834,115	293,558,358

		1,169,020,079

Total common and preferred stocks (Cost $12,539,106,132)		17,293,560,808

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.0%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $711,434,688(5)
(Cost $711,168,000)	$711,168,000	711,168,000

Total investments - 100.8% (Cost $13,250,274,132)		18,004,728,808

Other assets less liabilities - (0.8%)		(145,359,632)

Total net assets - 100.0%(6)		$17,859,369,176

(1)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(2)	Non-income producing security.
(3)	Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds. In total, securities valued at a fair value were $43,507,155 or 0.2% of total net assets.
(4)	Non-voting shares.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal Home Loan Mortgage Corporation Note	4.125%	11/18/09	$50,500,000
Federal Home Loan Mortgage Corporation Note	5.31	6/5/09	102,000,000
Federal Home Loan Bank Note	4.75	4/24/09	134,823,375
Federal Home Loan Bank Note	4.50	10/9/09	75,375,000
Federal Home Loan Bank Note	4.875	5/14/10	61,725,000
Federal National Mortgage Association Note	4.75	3/12/10	138,036,700
Federal National Mortgage Association Note	5.30	4/16/10	102,625,000
Federal National Mortgage Association Note	5.08	5/14/10	60,312,713

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2007
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,499,631,245	8.4%
Consumer Staples	1,627,430,583	9.1
Energy	1,150,492,668	6.4
Financials	4,181,773,390	23.4
Healthcare	452,951,656	2.5
Industrials	2,876,792,708	16.1
Information Technology	682,239,493	3.8
Materials	1,349,156,973	7.6
Telecommunication Services	1,905,174,951	10.7
Utilities	1,567,917,141	8.8

Total common and preferred stocks	17,293,560,808	96.8
Short-term investments	711,168,000	4.0

Total investments	18,004,728,808	100.8
Other assets less liabilities	(145,359,632)	(0.8)

Total net assets	$17,859,369,176	100.0%

CURRENCY EXPOSURE - September 30, 2007
	Value	Percentage of Total Investments
British pound	$1,169,020,079	6.5%
Euro	7,237,047,301	40.2
Hong Kong dollar	2,709,583,118	15.1
Japanese yen	1,914,975,304	10.6
Norwegian krone	653,214,144	3.6
Qatari riyal	16,529,712	0.1
Singapore dollar	91,449,492	0.5
South African rand	94,672,436	0.5
South Korean won	670,747,044	3.7
Swedish krona	15,786,572	0.1
Swiss franc	1,532,728,326	8.5
US dollar	1,898,975,280	10.6

Total investments	$18,004,728,808	100.0%

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
Nestle SA	Switzerland	3.3%
Fortum Oyj	Finland	2.8
Allianz SE	Germany	2.7
DaimlerChrysler AG	Germany	2.6
Wacker Chemie AG	Germany	2.3
Bayer AG	Germany	2.3
Telefonica S.A.	Spain	2.1
Bouygues SA	France	2.1
China Unicom Limited	China	2.1
Roche Holding AG	Switzerland	2.0

Total		24.3%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns Roche Holding AG, which represents 2.0% of the Fund’s total net assets, and Chugai Pharmaceutical Co., Ltd., which represents 0.5% of the Fund’s total net assets. Roche Holding AG is the parent company of Chugai Pharmaceutical Co., Ltd. If you aggregated the Fund’s holdings of Roche Holding AG and Chugai Pharmaceutical Co., Ltd., the aggregated amount would represent 2.5% of the Fund’s total net assets.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL SMALL CAP FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 91.3%

AUSTRALIA - 1.1%
Billabong International Limited	1,113,530	$14,801,601

AUSTRIA - 2.0%
Flughafen Wien AG	127,899	13,211,429
Wienerberger AG	216,243	13,524,303
Wienerberger AG, Rights(1)(2)	216,243	-

		26,735,732
BRAZIL - 0.2%
GVT Holding SA(2)	162,200	3,451,064

CANADA - 1.5%
Great Canadian Gaming Corporation(2)	1,650,900	20,332,303

CHINA - 11.3%
Beijing Capital International Airport Company Limited, H Shares	18,328,600	38,053,680
China Everbright International Limited	69,841,800	27,940,853
China Everbright Limited(2)	13,442,600	47,899,049
China National Building Material Company Ltd., H Shares	6,100,000	20,087,859
Hengan International Group Company Limited	5,249,900	19,820,882

		153,802,323
DENMARK - 1.1%
TK Development A/S(2)	823,100	15,665,650

EGYPT - 2.1%
Commercial International Bank (DR)(1)	2,140,747	28,900,084

FINLAND - 1.4%
Metso Corporation	285,893	19,690,415

FRANCE - 2.4%
Guyenne et Gascogne SA	113,507	19,908,199
Norbert Dentressangle	120,325	12,902,620

		32,810,819
GERMANY - 7.3%
Aixtron AG(2)	493,062	4,802,047
C.A.T. oil AG(2)	304,049	7,782,377
DIC Asset AG	205,042	7,265,633
KWS Saat AG	129,224	24,968,168
Vossloh AG	233,094	25,161,190
Wacker Construction Equipment AG(2)	360,851	10,054,412
Wirecard AG(2)	1,355,926	19,006,131

		99,039,958

	Shares Held	Value

HONG KONG - 10.8%
Cafe De Coral Holdings Limited	4,818,000	$9,023,853
Chen Hsong Holdings Limited	7,752,200	5,714,042
China Railway Logistics Limited(2)	5,902,000	6,225,538
Hi Sun Technology (China) Limited(2)	8,722,700	2,838,803
Hong Kong Exchanges & Clearing Limited	1,586,500	48,571,429
Imagi International Holdings Limited(2)	22,211,200	4,800,043
Industrial and Commercial Bank of China (Asia) Limited	5,321,000	14,955,762
Kowloon Development Company Limited	8,599,900	21,948,200
Tian An China Investments Company Limited(1)	26,351,400	32,202,615

		146,280,285
INDIA - 2.5%
Indiabulls Financial Services Ltd.	1,095,852	16,462,187
Indiabulls Real Estate Ltd(2)	999,590	17,434,345

		33,896,532
ITALY - 8.4%
Ansaldo STS SpA(2)	1,530,531	21,366,286
Azimut Holding SpA	1,228,673	18,921,880
Davide Campari - Milano S.p.A.	474,607	4,872,713
Pirelli & C. Real Estate S.p.A.	214,202	10,950,070
Socotherm S.p.A.	1,015,711	13,759,352
Spazio Investment NV(3)	1,718,422	30,629,792
Tod’s S.p.A.	153,950	12,927,825

		113,427,918
JAPAN - 4.6%
en-japan inc.	4,504	18,390,075
HASEKO Corporation(2)	2,479,800	5,936,926
NTT URBAN DEVELOPMENT CORPORATION	6,273	12,997,641
SHIZUOKA GAS CO., LTD.	2,932,500	14,118,073
UNITED ARROWS LTD.	377,000	4,611,370
USJ Co., Ltd.	10,569	6,174,029

		62,228,114
MEXICO - 2.9%
Empresas ICA S.A.B. de C.V.(2)	6,521,250	39,321,634

NETHERLANDS - 4.4%
Advanced Metallurgical Group NV(2)	114,777	6,268,417
SBM Offshore NV	319,898	12,576,289
Tele Atlas NV(2)	970,081	28,149,885
VastNed Retail NV	158,273	12,740,163

		59,734,754
NORWAY - 4.2%
Dockwise Ltd.(2)(4)	1,472,049	6,962,625

	Shares Held	Value

NORWAY (CONTINUED)
Electromagnetic GeoServices AS(2)	683,050	$11,402,643
Ocean Rig ASA(2)	963,200	7,110,663
Scandinavian Property Development ASA(2)	744,820	5,526,140
Sea Production Ltd.(2)(4)	1,000,000	2,967,772
SeaDrill Ltd.(2)	906,530	20,387,992
Seawell Ltd.(1)(2)(4)(5)	908,907	2,427,686

		56,785,521
OMAN - 0.8%
Bank Muscat SAOG (DR)(1)	455,985	7,309,440
Bank Muscat SAOG, Reg S (DR)	267,159	4,282,559

		11,591,999
PHILIPPINES - 0.1%
First Gen Corporation	627,800	884,912

PORTUGAL - 0.6%
CIMPOR-Cimentos de Portugal, SGPS, SA	931,019	7,713,276

RUSSIA - 1.0%
Uralsvyazinform (DR)(1)	1,067,900	13,156,528

SINGAPORE - 5.4%
Fraser & Neave Limited	8,589,600	32,959,084
Jaya Holdings Limited	10,971,200	14,771,053
SIA Engineering Company	4,214,200	13,900,761
Sino-Environment Technology Group Ltd.(2)	5,324,000	11,253,692

		72,884,590
SOUTH AFRICA - 1.0%
Massmart Holdings Limited	1,101,482	13,331,045

SOUTH KOREA - 2.1%
CDNetworks Co., Ltd.(2)(3)	533,656	12,536,718
Kangwon Land Inc.	534,356	15,764,436

		28,301,154
SWEDEN - 0.4%
Gant Company AB	36,100	1,305,271
KABE Husvagnar AB, Class B	285,100	4,800,259

		6,105,530
SWITZERLAND - 6.0%
Bank Sarasin & Cie AG, B Shares	6,836	30,062,547
Banque Cantonale Vaudoise	11,371	5,103,154
Dufry Group	124,191	15,029,858
iQ Power AG(2)	1,386,491	1,028,075
Schindler Holding AG, Participation Certificates(4)	319,396	20,163,716
Straumann Holding AG	33,588	9,433,778

		80,821,128
THAILAND - 0.4%
Bangkok Bank Public Company Limited	1,479,900	4,965,383

	Shares Held	Value

TURKEY - 1.5%
Coca-Cola Icecek AS (Unit)	2,376,415	$19,885,494

UNITED KINGDOM - 3.8%
IMI PLC	914,996	10,006,268
Investec PLC	1,205,735	12,630,690
Sibir Energy PLC	2,675,890	28,359,806

		50,996,764

Total common stocks (Cost $789,543,096)		1,237,542,510
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 9.0%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $122,736,009(6)
(Cost $122,690,000)	$122,690,000	122,690,000

Total investments - 100.3% (Cost $912,233,096)		1,360,232,510

Other assets less liabilities - (0.3%)		(4,223,948)

Total net assets - 100.0%(7)		$1,356,008,562

(1)	Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds. In total, securities valued at a fair value were $83,996,353 or 6.2% of total net assets.
(2)	Non-income producing security.
(3)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(4)	Non-voting shares.
(5)

Shares of this security were restricted as of September 30, 2007. Shares were acquired through a Rule 144A private placement on September 24, 2007, for $2.49 per share and a total cost of $2,265,184. The carrying value per share and the total value of shares held at September 30, 2007 were $2.67 and $2,427,686, respectively. The security began trading publicly on October 4, 2007, closing at $2.85. See the Fund's Statement of Additional Information for further information regarding Rule 144A securities.

(6)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal National Mortgage Association Note	6.12%	8/24/27	$125,147,413

(7)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2007
	Value	Percentage of Total Net Assets
Consumer Discretionary	$144,685,734	10.7%
Consumer Staples	102,786,501	7.6
Energy	103,806,808	7.7
Financials	407,424,413	30.0
Healthcare	9,433,778	0.7
Industrials	366,068,349	27.0
Information Technology	26,403,106	2.0
Materials	34,069,552	2.5
Telecommunication Services	16,607,592	1.2
Utilities	26,256,677	1.9

Total common stocks	1,237,542,510	91.3
Short-term investments	122,690,000	9.0

Total investments	1,360,232,510	100.3
Other assets less liabilities	(4,223,948)	(0.3)

Total net assets	$1,356,008,562	100.0%

CURRENCY EXPOSURE - September 30, 2007
	Value	Percentage of Total Investments
Australian dollar	$14,801,601	1.1%
Brazilian real	3,451,064	0.2
British pound	50,996,764	3.7
Canadian dollar	20,332,303	1.5
Danish krone	15,665,650	1.1
Euro	360,180,947	26.5
Hong Kong dollar	300,082,608	22.0
Indian rupee	33,896,532	2.5
Japanese yen	62,228,114	4.6
Mexican peso	39,321,634	2.9
Norwegian krone	56,785,521	4.2
Philippine peso	884,912	0.1
Singapore dollar	72,884,590	5.3
South African rand	13,331,045	1.0
South Korean won	28,301,154	2.1
Swedish krona	6,105,530	0.4
Swiss franc	79,793,053	5.9
Thai baht	4,965,383	0.4
Turkish lira	19,885,494	1.5
US dollar	176,338,611	13.0

Total investments	$1,360,232,510	100.0%

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
Hong Kong Exchanges & Clearing Limited	Hong Kong	3.6%
China Everbright Limited	China	3.5
Empresas ICA S.A.B. de C.V.	Mexico	2.9
Beijing Capital International Airport Company Limited	China	2.8
Fraser & Neave Limited	Singapore	2.4
Tian An China Investments Company Limited	Hong Kong	2.4
Spazio Investment NV	Italy	2.3
Bank Sarasin & Cie AG	Switzerland	2.2
Commercial International Bank	Egypt	2.1
Sibir Energy PLC	United Kingdom	2.1

Total		26.3%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns China Everbright Ltd. which represents 3.5% of the Fund’s total net assets, and China Everbright International Ltd. which represents 2.1% of the Fund’s total net assets. China Everbright Ltd. is the parent company of China Everbright International Ltd. If you aggregated the Fund’s holdings of both securities, the aggregated amount would represent 5.6% of the Fund’s total net assets.

The accompanying notes are an integral part of the financial statements.

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 93.9%

BERMUDA - 1.3%
Lancashire Holdings Ltd (1)	3,221,364	$23,859,075

CANADA - 2.8%
CanWest Global Communications Corp.(1)	7,067,600	51,160,428

FRANCE - 4.6%
Gemalto NV(1)	1,190,700	34,500,888
Sanofi-Aventis	320,795	27,162,641
Vivendi	527,904	22,281,831

		83,945,360
GERMANY - 5.3%
Bayerische Motoren Werke AG	148,552	9,580,966
Heidelberger Druckmaschinen AG	940,445	41,142,717
Pfeiffer Vacuum Technology AG(2)	499,995	45,373,266

		96,096,949
HONG KONG - 3.3%
Guoco Group Limited	2,919,600	39,810,081
Pacific Century Premium Developments Limited	61,430,900	19,202,466

		59,012,547
ITALY - 1.1%
Esprinet S.p.A.	1,133,051	19,856,630

JAPAN - 16.1%
ACOM CO., LTD	388,670	8,662,301
Central Japan Railway Company	3,774	40,084,273
Credit Saison Co., Ltd.(2)	2,009,500	51,783,572
MEITEC CORPORATION	1,512,700	44,380,786
PLENUS Co., Ltd.	279,300	4,566,451
The San-in Godo Bank, Ltd.	932,212	7,385,304
SANKYO CO., LTD.	1,232,600	49,898,490
Sekisui House, Ltd.	3,877,700	48,815,167
UNI-CHARM CORPORATION	592,800	36,383,929

		291,960,273
MEXICO - 3.8%
Grupo Modelo, S.A. de C.V., Series C	6,979,300	33,500,946
Kimberly-Clark de Mexico, S.A. de C.V., Class A	7,756,200	34,953,746

		68,454,692

	Shares Held	Value

NETHERLANDS - 4.6%
Wolters Kluwer NV	2,790,793	$82,853,825

SOUTH KOREA - 3.6%
Lotte Chilsung Beverage Co., Ltd.	12,509	19,080,599
SK Telecom Co., Ltd. (DR)	1,566,911	46,537,257

		65,617,856
SWITZERLAND - 12.3%
Adecco SA	654,908	38,729,152
Givaudan SA	55,001	50,831,931
Novartis AG	1,690,938	93,315,668
Pargesa Holding SA	286,197	31,538,823
Tamedia AG	70,228	8,921,384

		223,336,958
UNITED KINGDOM - 27.6%
Benfield Group Plc(2)	11,229,422	66,628,592
Carpetright PLC	732,211	15,760,037
Diageo PLC	4,490,868	98,682,423
Experian Group Ltd.	2,566,367	27,146,543
Galiform Plc(1)	16,229,306	36,525,643
Home Retail Group	5,311,316	40,506,529
Signet Group PLC	23,501,201	40,269,859
SurfControl PLC(1)(2)	1,622,708	22,908,397
Unilever PLC (DR)	1,279,513	40,522,177
Vitec Group PLC	1,133,496	14,216,271
Vodafone Group PLC (DR)	2,649,268	96,168,428

		499,334,899
UNITED STATES - 7.5%
Arch Capital Group Ltd.(1)	282,736	21,038,386
Covidien Ltd.(1)	908,950	37,721,425
Tyco Electronics Ltd.	817,950	28,979,968
Tyco International Ltd.	588,450	26,091,873
Willis Group Holdings Limited	554,895	22,717,401

		136,549,053

Total common stocks (Cost $1,471,925,361)		1,702,038,545

	Par Amount	Value
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 5.4%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $98,211,816(3)
(Cost $98,175,000)	$98,175,000	$98,175,000

Total investments - 99.3% (Cost $1,570,100,361)		1,800,213,545

Other assets less liabilities - 0.7%		13,365,869

Total net assets - 100.0%(4)		$1,813,579,414

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal National Mortgage Association Note	6.25%	5/15/29	$39,755,500
Federal National Mortgage Association Note	5.55	7/10/28	12,323,050
Federal National Mortgage Association Note	5.50	7/14/28	48,062,500

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2007
	Value	Percentage of Total Net Assets
Consumer Discretionary	$425,356,881	23.5%
Consumer Staples	263,123,820	14.5
Financials	292,626,001	16.1
Healthcare	158,199,734	8.7
Industrials	262,948,610	14.5
Information Technology	106,245,883	5.9
Materials	50,831,931	2.8
Telecommunication Services	142,705,685	7.9

Total common stocks	1,702,038,545	93.9
Short-term investments	98,175,000	5 .4

Total investments	1,800,213,545	99.3
Other assets less liabilities	13,365,869	0 .7

Total net assets	$1,813,579,414	100.0%

CURRENCY EXPOSURE - September 30, 2007
	Value	Percentage of Total Investments
British pound	$386,503,369	21.5%
Canadian dollar	51,160,428	2.8
Euro	282,752,764	15.7
Hong Kong dollar	59,012,547	3.3
Japanese yen	291,960,273	16.2
Mexican peso	68,454,692	3.8
South Korean won	19,080,599	1.1
Swiss franc	223,336,958	12.4
US dollar	417,951,915	23.2

Total investments	$1,800,213,545	100.0%

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
Diageo PLC	United Kingdom	5.4%
Vodafone Group PLC	United Kingdom	5.3
Novartis AG	Switzerland	5.1
Wolters Kluwer NV	Netherlands	4.6
Benfield Group Plc	United Kingdom	3.7
Credit Saison Co., Ltd.	Japan	2.9
CanWest Global Communications Corp.	Canada	2.8
Givaudan SA	Switzerland	2.8
SANKYO CO., LTD.	Japan	2.8
Sekisui House, Ltd.	Japan	2.7

Total		38.1%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 94.9%

CONSUMER DISCRETIONARY - 9.9%
Auto Components - 2.6%
BorgWarner Inc.	936,600	$85,726,998
Gentex Corporation	2,372,000	50,855,680
Johnson Controls, Inc.	194,500	22,972,395

		159,555,073
Distributors - 0.3%
LKQ Corporation(1)	533,100	18,557,211

Diversified Consumer Services - 0.6%
Career Education Corporation(1)	1,342,200	37,568,178

Hotels, Restaurants & Leisure - 1.9%
Panera Bread Company, Class A(1)	307,300	12,537,840
Starbucks Corporation(1)	2,839,600	74,397,520
Wyndham Worldwide Corporation	934,600	30,617,496

		117,552,856
Internet & Catalog Retail - 1.8%
Amazon.com, Inc.(1)	1,152,000	107,308,800

Media - 0.2%
TiVo Inc.(1)	2,300,500	14,608,175

Specialty Retail - 1.3%
Chico’s FAS, Inc.(1)(2)	5,456,168	76,659,160

Textiles, Apparel & Luxury Goods - 1.2%
Crocs, Inc.(1)	453,800	30,518,050
Quiksilver, Inc.(1)	3,102,400	44,364,320

		74,882,370
CONSUMER STAPLES - 4.9%
Beverages - 2.4%
Hansen Natural Corporation(1)	2,621,300	148,575,284

Food & Staples Retailing - 1.6%
Supervalu Inc.	2,480,700	96,772,107

Food Products - 0.1%
Bunge Limited	38,300	4,115,335

	Shares Held	Value

CONSUMER STAPLES (CONTINUED)
Personal Products - 0.8%
Bare Escentuals, Inc.(1)	1,948,000	$48,446,760

ENERGY - 3.7%
Energy Equipment & Services - 1.4%
Dresser-Rand Group Inc.(1)	986,100	42,116,331
Smith International, Inc.	378,900	27,053,460
Weatherford International Ltd.(1)	194,500	13,066,510

		82,236,301
Oil, Gas & Consumable Fuels - 2.3%
Cameco Corporation(3)	533,400	24,664,416
Denbury Resources Inc.(1)	886,500	39,617,685
Helix Energy Solutions Group, Inc.(1)	1,811,100	76,899,306

		141,181,407
FINANCIALS - 6.5%
Capital Markets - 4.2%
Affiliated Managers Group, Inc.(1)	449,300	57,290,243
Greenhill & Co., Inc.	11,800	720,390
Invesco PLC (DR)(3)	2,892,100	78,954,330
Investment Technology Group, Inc.(1)	999,900	42,975,702
MF Global Ltd.(1)	788,700	22,872,300
Northern Trust Corporation	829,500	54,970,965

		257,783,930
Commercial Banks - 0.4%
UCBH Holdings, Inc.	1,503,200	26,275,936

Diversified Financial Services - 0.5%
Interactive Brokers Group, Inc.(1)	1,144,200	30,046,692

Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc.(1)	1,317,000	36,665,280
The St. Joe Company	1,448,100	48,670,641

		85,335,921
HEALTHCARE - 22.7%
Health Care Equipment & Supplies - 5.8%
C.R. Bard, Inc.	1,110,400	97,926,176

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Equipment & Supplies (Continued)
Intuitive Surgical, Inc.(1)	588,400	$135,332,000
Varian Medical Systems, Inc.(1)	2,816,600	117,987,374

		351,245,550
Health Care Providers & Services - 3.2%
Express Scripts, Inc.(1)	717,500	40,050,850
Patterson Companies, Inc.(1)	3,982,300	153,756,603

		193,807,453
Health Care Technology - 1.3%
Cerner Corporation(1)	1,331,100	79,613,091

Life Sciences Tools & Services - 8.8%
Applera Corporation	2,755,400	95,447,056
Thermo Fisher Scientific, Inc.(1)	5,296,700	305,725,524
Ventana Medical Systems, Inc.(1)	1,559,700	133,993,827

		535,166,407
Pharmaceuticals - 3.6%
Allergan, Inc.	3,390,200	218,566,194

INDUSTRIALS - 13.1%
Aerospace & Defense - 2.8%
Ceradyne, Inc.(1)	301,100	22,805,314
Hexcel Corporation(1)	1,804,600	40,982,466
Precision Castparts Corp.	732,800	108,439,744

		172,227,524
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	747,900	40,603,491
Expeditors International of Washington, Inc.	561,200	26,544,760

		67,148,251
Airlines - 1.3%
Southwest Airlines Co.	5,428,100	80,335,880

Commercial Services & Supplies - 1.1%
Equifax Inc.	1,708,900	65,143,268

Construction & Engineering - 0.3%
Quanta Services, Inc.(1)	774,100	20,474,945

Electrical Equipment - 4.0%
Cooper Industries, Ltd., Class A	2,125,500	108,591,795
First Solar, Inc.(1)	74,800	8,806,952
Roper Industries, Inc.	1,376,100	90,134,550
Suntech Power Holdings Co., Ltd. (DR)(1)(3)	938,600	37,450,140

		244,983,437
Industrial Conglomerates - 1.7%
McDermott International, Inc.(1)	1,948,400	105,369,472

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Machinery - 0.8%
AGCO Corporation(1)	398,600	$20,236,922
ESCO Technologies Inc.(1)	113,000	3,756,120
Harsco Corporation	395,800	23,459,066

		47,452,108
INFORMATION TECHNOLOGY - 31.1%
Communications Equipment - 2.2%
Ciena Corporation(1)	1,380,900	52,584,672
Juniper Networks, Inc.(1)	2,136,300	78,209,943

		130,794,615
Computers & Peripherals - 3.8%
Intermec, Inc.(1)(2)	3,770,200	98,477,624
Network Appliance, Inc.(1)	4,839,300	130,225,563

		228,703,187
Electronic Equipment & Instruments - 1.0%
Trimble Navigation Limited(1)	1,539,900	60,379,479

Internet Software & Services - 2.9%
VeriSign, Inc.(1)	4,173,000	140,797,020
Yahoo! Inc.(1)	1,430,600	38,397,304

		179,194,324
IT Services - 2.3%
Iron Mountain Incorporated(1)	1,009,750	30,777,180
Paychex, Inc.	246,200	10,094,200
The Western Union Company	4,829,100	101,266,227

		142,137,607
Office Electronics - 0.6%
Zebra Technologies Corporation(1)	1,045,600	38,153,944

Semiconductors & Semiconductor Equipment - 9.7%
Analog Devices, Inc.	1,320,800	47,760,128
Broadcom Corporation, Class A(1)	4,038,450	147,161,118
Integrated Device Technology, Inc.(1)	2,871,300	44,447,724
Linear Technology Corporation	2,989,700	104,609,603
Marvell Technology Group Ltd.(1)	2,176,300	35,626,031
MEMC Electronic Materials, Inc.(1)	1,354,100	79,702,326
NVIDIA Corporation(1)	3,590,350	130,114,284

		589,421,214
Software - 8.6%
Electronic Arts Inc.(1)	5,434,400	304,272,056
NAVTEQ Corporation(1)	1,284,100	100,121,277
Red Hat, Inc.(1)	5,377,000	106,840,990
VMware, Inc., Class A(1)	182,700	15,529,500

		526,763,823
MATERIALS - 1.3%
Chemicals - 1.3%
The Mosaic Company(1)	1,516,300	81,152,376

	Shares Held	Value

MATERIALS (CONTINUED)
Metals & Mining - 0.0%(4)
Titanium Metals Corporation(1)	69,300	$2,325,708

TELECOMMUNICATION SERVICES - 1.7%
Wireless Telecommunication Services - 1.7%
NII Holdings, Inc.(1)	1,249,000	102,605,350

Total common stocks (Cost $4,366,240,583)		5,790,626,703

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 6.2%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $381,232,909(5)
(Cost $381,090,000)	$381,090,000	381,090,000

Total investments - 101.1% (Cost $4,747,330,583)		$6,171,716,703

Other assets less liabilities - (1.1%)		(66,986,846)

Total net assets - 100.0%(6)		$6,104,729,857

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	The Fund considers the issuer to be from outside of the United States. See the Fund's Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Cameco Corporation	Canada	US dollar
Invesco PLC (DR)	United Kingdom	US dollar
Suntech Power Holdings Co., Ltd. (DR)	China	US dollar

(4)	Represents less than 0.1% of total net assets.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal Home Loan Mortgage Corporation Note	5.45%	3/29/19	$50,625,000
Federal Home Loan Mortgage Corporation Note	5.30	5/12/20	99,625,000
Federal Home Loan Bank Note	3.75	8/18/09	11,860,375
Federal National Mortgage Association Note	5.70	3/27/23	48,875,000
Federal National Mortgage Association Note	5.57	6/30/28	48,500,000
Federal National Mortgage Association Note	6.12	8/24/27	129,227,588

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
Thermo Fisher Scientific, Inc.	United States	5.0%
Electronic Arts Inc.	United States	5.0
Allergan, Inc.	United States	3.6
Patterson Companies, Inc.	United States	2.5
Hansen Natural Corporation	United States	2.4
Broadcom Corporation	United States	2.4
VeriSign, Inc.	United States	2.3
Intuitive Surgical, Inc.	United States	2.2
Ventana Medical Systems, Inc.	United States	2.2
Network Appliance, Inc.	United States	2.1

Total		29.7%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN MID CAP VALUE FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 93.0%

CONSUMER DISCRETIONARY - 14.5%
Automobiles - 1.6%
Thor Industries, Inc.	1,222,800	$55,013,772

Household Durables - 3.4%
Leggett & Platt, Incorporated	2,639,100	50,565,156
Mohawk Industries, Inc.(1)	794,700	64,609,110

		115,174,266
Media - 1.2%
Marvel Entertainment, Inc.(1)	1,771,800	41,530,992

Specialty Retail - 7.5%
AutoZone, Inc.(1)	339,100	39,383,074
Chico’s FAS, Inc.(1)(2)	3,359,400	47,199,570
Foot Locker, Inc.	3,139,400	48,127,002
Rent-A-Center, Inc.(1)(2)	3,768,900	68,330,157
Zale Corporation(1)(2)	2,323,600	53,768,104

		256,807,907
Textiles, Apparel & Luxury Goods - 0.8%
Liz Claiborne Inc.	751,100	25,785,263

CONSUMER STAPLES - 2.6%
Food Products - 2.6%
Pilgrim’s Pride Corporation	738,500	25,648,105
Smithfield Foods, Inc.(1)	2,037,900	64,193,850

		89,841,955
ENERGY - 18.6%
Energy Equipment & Services - 4.2%
BJ Services Company	1,859,600	49,372,380
Nabors Industries Ltd.(1)	3,097,700	95,316,229

		144,688,609
Oil, Gas & Consumable Fuels - 14.4%
Apache Corporation	433,746	39,063,165
Cimarex Energy Co.	1,885,100	70,219,975
Forest Oil Corporation(1)	2,604,300	112,089,072
Mariner Energy, Inc.(1)	2,281,791	47,255,891
Noble Energy, Inc.	1,426,600	99,919,064
Pioneer Natural Resources Company	2,024,204	91,048,696
Teekay Shipping Corporation	556,200	32,710,122

		492,305,985

	Shares Held	Value

FINANCIALS - 23.6%
Capital Markets - 1.9%
Nuveen Investments, Inc.	1,037,600	$64,268,944

Commercial Banks - 2.0%
Zions Bancorporation	994,100	68,264,847

Consumer Finance - 1.8%
The Student Loan Corporation	350,400	63,184,128

Insurance - 14.0%
Alleghany Corporation(1)	311,686	126,544,516
Allied World Assurance Company Holdings, Ltd	1,569,200	81,457,172
Arch Capital Group Ltd.(1)	302,473	22,507,016
Brown & Brown, Inc.	1,961,500	51,587,450
Fidelity National Financial, Inc.	4,050,831	70,808,526
MBIA Inc.	943,300	57,588,465
White Mountains Insurance Group, Ltd.	129,700	67,411,575

		477,904,720
Real Estate Investment Trusts (REITS) - 2.6%
Annaly Capital Management, Inc.	5,548,300	88,384,419

Thrifts & Mortgage Finance - 1.3%
IndyMac Bancorp, Inc.	1,860,100	43,916,961

INDUSTRIALS - 12.2%
Building Products - 1.1%
USG Corporation(1)	1,035,600	38,886,780

Electrical Equipment - 1.3%
Hubbell Incorporated	778,600	44,473,632

Machinery - 1.6%
Dover Corporation	1,054,600	53,731,870

Marine - 1.6%
Alexander & Baldwin, Inc.	1,115,800	55,935,054

Road & Rail - 4.6%
Con-way Inc.	1,101,600	50,673,600
Ryder System, Inc.	1,485,800	72,804,200
YRC Worldwide Inc.(1)	1,183,500	32,333,220

		155,811,020

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Trading Companies & Distributors - 2.0%
GATX Corporation	1,615,900	$69,079,725

INFORMATION TECHNOLOGY - 18.7%
Computers & Peripherals - 2.4%
Western Digital Corporation(1)	3,301,500	83,593,980

Electronic Equipment & Instruments - 7.2%
Arrow Electronics, Inc.(1)	1,319,600	56,109,392
Avnet, Inc.(1)	1,257,600	50,127,936
Benchmark Electronics, Inc.(1)	2,045,800	48,833,246
Ingram Micro Inc.(1)	4,679,100	91,757,151

		246,827,725
IT Services - 5.5%
Broadridge Financial Solutions, Inc.	3,877,900	73,486,205
Hewitt Associates, Inc.(1)	1,362,500	47,755,625
SAIC, Inc.(1)	3,497,600	67,118,944

		188,360,774
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	1,360,600	49,199,296
National Semiconductor Corporation	1,562,600	42,377,712

		91,577,008
Software - 0.9%
BEA Systems, Inc.(1)	2,138,700	29,663,769

UTILITIES - 2.8%
Multi-Utilities - 2.8%
PNM Resources, Inc.	1,968,600	45,829,008
TECO Energy, Inc.	3,056,900	50,224,867

		96,053,875

Total common stocks (Cost $2,892,396,776)		3,181,067,980

	Par Amount	Value
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 7.0%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $239,605,819(3)
(Cost $239,516,000)	$239,516,000	$239,516,000

Total investments - 100.0% (Cost $3,131,912,776)		3,420,583,980

Other assets less liabilities - 0.0%(4)		165,704

Total net assets - 100.0%(5)		$3,420,749,684

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal Home Loan Bank Note	5.25%	10/14/11	$67,264,819
Federal Home Loan Bank Note	5.625	5/21/12	74,795,875
Federal Home Loan Bank Note	5.70	5/7/12	102,250,000

(4)	Represents less than 0.1% of total net assets.
(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider; a company's legal name may be different.

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
Alleghany Corporation	United States	3.7%
Forest Oil Corporation	United States	3.3
Noble Energy, Inc.	United States	2.9
Nabors Industries Ltd.	United States	2.8
Ingram Micro Inc.	United States	2.7
Pioneer Natural Resources Company	United States	2.7
Annaly Capital Management, Inc.	United States	2.6
Western Digital Corporation	United States	2.4
Allied World Assurance Company Holdings, Ltd	United States	2.4
Broadridge Financial Solutions, Inc.	United States	2.1

Total		27.6%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN OPPORTUNISTIC VALUE FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 95.8%

CONSUMER DISCRETIONARY - 9.2%
Hotels, Restaurants & Leisure - 2.6%
Carnival Corporation	152,200	$7,371,046

Household Durables - 1.9%
Mohawk Industries, Inc.(1)	64,000	5,203,200

Specialty Retail - 2.7%
Chico’s FAS, Inc.(1)(2)	260,400	3,658,620
Foot Locker, Inc.	253,300	3,883,089

		7,541,709
Textiles, Apparel & Luxury Goods - 2.0%
NIKE, Inc., Class B	97,100	5,695,886

CONSUMER STAPLES - 5.8%
Food & Staples Retailing - 4.1%
Wal-Mart Stores, Inc.	260,200	11,357,730

Food Products - 1.7%
Smithfield Foods, Inc.(1)	151,100	4,759,650

ENERGY - 11.2%
Energy Equipment & Services - 5.8%
Nabors Industries Ltd.(1)	273,800	8,424,826
Tenaris S.A. (DR)(3)	145,500	7,656,210

		16,081,036
Oil, Gas & Consumable Fuels - 5.4%
Apache Corporation	93,800	8,447,628
Forest Oil Corporation(1)	152,000	6,542,080

		14,989,708
FINANCIALS - 47.9%
Commercial Banks - 18.4%
Barclays PLC(3)	996,600	12,142,494
BNP Paribas(3)	126,900	13,886,335
Royal Bank of Scotland Group PLC(3)	1,200,300	12,893,011
Wachovia Corporation	247,700	12,422,155

		51,343,995
Diversified Financial Services - 7.2%
Bank of America Corporation	209,900	10,551,673
Citigroup Inc.	204,400	9,539,348

		20,091,021

	Shares Held	Value

FINANCIALS (CONTINUED)
Insurance - 18.2%
Allied World Assurance Company Holdings, Ltd	131,300	$6,815,783
The Allstate Corporation	213,300	12,198,627
American International Group, Inc.	211,700	14,321,505
Berkshire Hathaway Inc., Class B(1)	2,700	10,670,400
The Progressive Corporation	346,200	6,719,742

		50,726,057
Real Estate Investment Trusts (REITS) - 2.6%
Annaly Capital Management, Inc.	446,800	7,117,524

Thrifts & Mortgage Finance - 1.5%
IndyMac Bancorp, Inc.	177,400	4,188,414

HEALTHCARE - 4.3%
Health Care Providers & Services - 1.6%
Aetna Inc.	83,300	4,520,691

Pharmaceuticals - 2.7%
Johnson & Johnson	114,600	7,529,220

INDUSTRIALS - 3.5%
Air Freight & Logistics - 2.1%
FedEx Corporation	55,400	5,803,150

Road & Rail - 1.4%
YRC Worldwide Inc.(1)	145,800	3,983,256

INFORMATION TECHNOLOGY - 13.9%
Communications Equipment - 1.1%
Nokia Corporation (DR)(3)	77,900	2,954,747

Computers & Peripherals - 2.3%
Seagate Technology	247,600	6,333,608

Electronic Equipment & Instruments - 4.2%
Avnet, Inc.(1)	104,200	4,153,412
Ingram Micro Inc.(1)	382,600	7,502,786

		11,656,198
IT Services - 2.1%
Broadridge Financial Solutions, Inc.	313,100	5,933,245

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Semiconductors & Semiconductor Equipment - 2.5%
Taiwan Semiconductor Manufacturing Company Ltd. (DR)(3)	686,220	$6,944,546

Software - 1.7%
Microsoft Corporation	163,470	4,815,826

Total common stocks (Cost $263,325,025)		266,941,463
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.6%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $7,298,736(4) (Cost $7,296,000)	$7,296,000	7,296,000

Total investments - 98.4% (Cost $270,621,025)		274,237,463

Other assets less liabilities - 1.6%		4,422,076

Total net assets - 100.0%(5)		$278,659,539

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	The Fund considers the issuer to be from outside of the United States. See the Fund's Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Barclays PLC	United Kingdom	British pound
BNP Paribas	France	Euro
Nokia Corporation (DR)	Finland	US dollar
Royal Bank of Scotland Group PLC	United Kingdom	British pound
Taiwan Semiconductor Manufacturing Company Ltd. (DR)	Taiwan	US dollar
Tenaris S.A. (DR)	Argentina	US dollar

(4)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal National Mortgage Association Note	5.55%	7/10/28	$7,444,975

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

CURRENCY EXPOSURE - September 30, 2007
	Value	Percentage of Total Investments
British pound	$25,035,505	9.1%
Euro	13,886,335	5.1
US dollar	235,315,623	85.8

Total investments	$274,237,463	100.0%

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
American International Group, Inc.	United States	5.1%
BNP Paribas	France	5.0
Royal Bank of Scotland Group PLC	United Kingdom	4.6
Wachovia Corporation	United States	4.5
The Allstate Corporation	United States	4.4
Barclays PLC	United Kingdom	4.4
Wal-Mart Stores, Inc.	United States	4.1
Berkshire Hathaway Inc.	United States	3.8
Bank of America Corporation	United States	3.8
Citigroup Inc.	United States	3.4

Total		43.1%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 95.9%

CONSUMER DISCRETIONARY - 16.1%
Distributors - 2.2%
Keystone Automotive Industries, Inc.(1)	259,600	$12,398,496
LKQ Corporation(1)	386,500	13,454,065

		25,852,561
Diversified Consumer Services - 3.0%
Bright Horizons Family Solutions, Inc.(1)	449,300	19,248,012
Strayer Education, Inc.	90,900	15,328,467

		34,576,479
Hotels, Restaurants & Leisure - 3.1%
BJ’s Restaurants, Inc.(1)	463,500	9,756,675
Morgans Hotel Group Co.(1)	692,200	15,055,350
RARE Hospitality International, Inc.(1)	299,050	11,396,796

		36,208,821
Specialty Retail - 4.5%
DSW Inc., Class A(1)	549,000	13,818,330
Guitar Center, Inc.(1)	74,800	4,435,640
Hibbett Sporting Goods, Inc.(1)	642,350	15,930,280
Tween Brands, Inc.(1)	541,800	17,792,712

		51,976,962
Textiles, Apparel & Luxury Goods - 3.3%
Carter’s, Inc.(1)	855,800	17,073,210
Iconix Brand Group, Inc.(1)	856,400	20,373,756

		37,446,966
CONSUMER STAPLES - 2.1%
Food & Staples Retailing - 2.1%
The Andersons, Inc.	176,100	8,456,322
United Natural Foods, Inc.(1)	574,900	15,648,778

		24,105,100
ENERGY - 5.3%
Energy Equipment & Services - 4.6%
Allis-Chalmers Energy Inc.(1)	115,600	2,189,464
Core Laboratories N.V.(1)	87,900	11,197,581
Dril-Quip, Inc.(1)	269,100	13,280,085
Hercules Offshore, Inc.(1)	584,000	15,248,240
W-H Energy Services, Inc.(1)	151,700	11,187,875

		53,103,245
Oil, Gas & Consumable Fuels - 0.7%
Bill Barrett Corporation(1)	200,600	7,905,646

FINANCIALS - 10.0%
Capital Markets - 3.0%
Ares Capital Corporation	921,400	14,991,178
optionsXpress Holdings, Inc.	733,900	19,184,146

		34,175,324

	Shares Held	Value

FINANCIALS (CONTINUED)
Commercial Banks - 3.7%
Alabama National BanCorporation	175,400	$13,667,168
Westamerica Bancorporation	225,500	11,232,155
Wintrust Financial Corporation	427,200	18,237,168

		43,136,491
Consumer Finance - 0.7%
Nelnet, Inc., Class A	452,600	8,255,424

Insurance - 1.7%
National Financial Partners Corp.	377,100	19,978,758

Thrifts & Mortgage Finance - 0.9%
Triad Guaranty Inc.(1)	557,200	10,570,084

HEALTHCARE - 17.4%
Health Care Equipment & Supplies - 8.3%
ArthroCare Corporation(1)	245,800	13,737,762
DJO Incorporated(1)	235,200	11,548,320
ev3 Inc.(1)	660,300	10,842,126
ICU Medical, Inc.(1)	302,500	11,721,875
NxStage Medical, Inc.(1)	749,600	10,861,704
Thoratec Corporation(1)	770,300	15,937,507
TomoTherapy Incorporated(1)	381,600	8,864,568
Wright Medical Group, Inc.(1)	467,900	12,549,078

		96,062,940
Health Care Providers & Services - 4.5%
HealthExtras, Inc.(1)	690,300	19,211,049
inVentiv Health, Inc.(1)	431,700	18,917,094
PSS World Medical, Inc.(1)	703,300	13,454,129

		51,582,272
Health Care Technology - 0.8%
Phase Forward Incorporated(1)	445,100	8,906,451

Life Sciences Tools & Services - 1.8%
ICON PLC (DR)(1)(2)	408,000	20,820,240

Pharmaceuticals - 2.0%
K-V Pharmaceutical Company, Class A(1)	788,800	22,559,680

INDUSTRIALS - 19.7%
Aerospace & Defense - 1.2%
AAR CORP.(1)	443,600	13,458,824

Airlines - 1.4%
AirTran Holdings, Inc.(1)	1,653,700	16,272,408

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Commercial Services & Supplies - 8.8%
The Advisory Board Company(1)	352,600	$20,616,522
CRA International, Inc.(1)	316,400	15,247,316
The GEO Group, Inc.(1)	668,900	19,806,129
Kenexa Corporation(1)	521,400	16,048,692
Resources Connection, Inc.	526,100	12,179,215
Waste Connections, Inc.(1)	563,225	17,888,026

		101,785,900
Machinery - 5.0%
Actuant Corporation	261,500	16,989,655
Chart Industries, Inc.(1)	280,900	9,033,744
Kaydon Corporation	286,300	14,884,737
The Middleby Corporation(1)	262,000	16,909,480

		57,817,616
Road & Rail - 1.5%
Old Dominion Freight Line, Inc.(1)	708,700	16,987,539

Trading Companies & Distributors - 1.8%
Interline Brands, Inc.(1)	634,300	14,582,557
Williams Scotsman International, Inc.(1)	207,300	5,744,283

		20,326,840
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 2.0%
Avocent Corporation(1)	688,500	20,049,120
Infinera Corporation(1)	175,800	3,542,370

		23,591,490
Electronic Equipment & Instruments - 1.5%
Brightpoint, Inc.(1)	1,123,800	16,868,238

IT Services - 3.2%
Euronet Worldwide, Inc.(1)	669,400	19,928,038
Global Cash Access Holdings, Inc.(1)	1,563,400	16,556,406

		36,484,444
Semiconductors & Semiconductor Equipment - 5.6%
DSP Group, Inc.(1)	763,600	12,087,788
Microsemi Corporation(1)	514,400	14,341,472
SiRF Technology Holdings, Inc.(1)	857,700	18,311,895
Tessera Technologies, Inc.(1)	512,900	19,233,750

		63,974,905
Software - 10.7%
ACI Worldwide, Inc.(1)	759,300	16,970,355
Blackbaud, Inc.	292,900	7,392,796
CommVault Systems, Inc.(1)	975,200	18,060,704
Epicor Software Corporation(1)	971,400	13,376,178
Informatica Corporation(1)	1,130,600	17,750,420
Macrovision Corporation(1)	716,700	17,652,321
Progress Software Corporation(1)	538,500	16,316,550
Wind River Systems, Inc.(1)	1,371,400	16,141,378

		123,660,702
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Aruba Networks, Inc.(1)	383,800	$7,676,000

UTILITIES - 1.6%
Electrical Utilities - 1.6%
ITC Holdings Corp.	361,300	17,902,415

Total common stocks (Cost $945,689,309)		1,104,030,765

	Par Amount

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 3.1%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $35,459,292(3) (Cost $35,446,000)	$35,446,000	35,446,000

Total investments - 99.0% (Cost $981,135,309)		1,139,476,765

Other assets less liabilities - 1.0%		12,030,657

Total net assets - 100.0%(4)		$1,151,507,422

(1)	Non-income producing security.
(2)	The Fund considers the issuer to be from Ireland. See the Fund's Statement of Additional Information for information on how a particular country is assigned. The security trades in U.S. dollars.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal Home Loan Mortgage Corporation Note	5.45%	9/2/11	$36,159,000

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
K-V Pharmaceutical Company	United States	2.0%
ICON PLC	Ireland	1.8
The Advisory Board Company	United States	1.8
Iconix Brand Group, Inc.	United States	1.8
Avocent Corporation	United States	1.7
National Financial Partners Corp.	United States	1.7
Euronet Worldwide, Inc.	United States	1.7
The GEO Group, Inc.	United States	1.7
Bright Horizons Family Solutions, Inc.	United States	1.7
Tessera Technologies, Inc.	United States	1.7

Total		17.6%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN SMALL CAP VALUE FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 97.2%

CONSUMER DISCRETIONARY - 15.2%
Hotels, Restaurants & Leisure - 1.5%
RARE Hospitality International, Inc.(1)	582,100	$22,183,831
Ruth’s Chris Steak House, Inc.(1)	745,400	10,621,950

		32,805,781
Household Durables - 3.7%
Champion Enterprises, Inc.(1)	1,409,700	15,478,506
Ethan Allen Interiors Inc.(2)	1,554,100	50,803,529
Furniture Brands International, Inc.	1,390,900	14,103,726

		80,385,761
Leisure Equipment & Products - 1.4%
MarineMax, Inc.(1)(2)	1,231,200	17,926,272
Pool Corporation	493,500	12,327,630

		30,253,902
Media - 1.5%
Marvel Entertainment, Inc.(1)	642,400	15,057,856
World Wrestling Entertainment, Inc., Class A	1,164,800	17,565,184

		32,623,040
Specialty Retail - 6.4%
bebe stores, inc.	707,100	10,344,873
Build-A-Bear Workshop, Inc.(1)	474,400	8,425,344
Charlotte Russe Holding, Inc.(1)	650,500	9,523,320
Lithia Motors, Inc., Class A	357,800	6,104,068
Rent-A-Center, Inc.(1)(2)	1,821,100	33,016,543
Sonic Automotive, Inc., Class A	1,418,900	33,968,466
Zale Corporation(1)(2)	1,586,600	36,713,924

		138,096,538
Textiles, Apparel & Luxury Goods - 0.7%
Kellwood Company	844,650	14,401,282

CONSUMER STAPLES - 1.5%
Food Products - 1.5%
Sanderson Farms, Inc.	752,900	31,373,343

ENERGY - 17.4%
Energy Equipment & Services - 5.1%
Cal Dive International, Inc.(1)	933,700	14,005,500
CARBO Ceramics Inc.	85,400	4,332,342
Complete Production Services, Inc.(1)	179,700	3,680,256
Grey Wolf, Inc.(1)	4,998,600	32,740,830

	Shares Held	Value

ENERGY (CONTINUED)
Energy Equipment & Services (Continued)
Horizon Offshore, Inc.(1)	373,800	$6,167,700
RPC Inc.	2,743,600	38,986,556
Superior Energy Services, Inc.(1)	274,700	9,735,368

		109,648,552
Oil, Gas & Consumable Fuels - 12.3%
Cimarex Energy Co.	1,047,900	39,034,275
Comstock Resources, Inc.(1)	1,022,000	31,518,480
Energy Partners, Ltd.(1)	674,620	9,903,422
Forest Oil Corporation(1)	964,258	41,501,664
Mariner Energy, Inc.(1)	1,685,697	34,910,785
Rosetta Resources Inc.(1)	1,461,900	26,811,246
St. Mary Land & Exploration Company	1,288,000	45,942,960
Stone Energy Corporation(1)	853,400	34,144,534

		263,767,366
FINANCIALS - 11.0%
Diversified Financial Services - 1.2%
PICO Holdings, Inc.(1)	614,200	25,520,010

Insurance - 7.3%
Assured Guaranty Ltd.	520,100	14,131,117
Hilb Rogal & Hobbs Company	1,476,700	63,985,411
Max Capital Group Ltd.	655,200	18,371,808
Security Capital Assurance Ltd	260,000	5,938,400
Stewart Information Services Corporation(2)	1,615,500	55,363,185

		157,789,921
Real Estate Investment Trusts (REITS) - 2.3%
Annaly Capital Management, Inc.	1,858,400	29,604,312
Cousins Properties Incorporated	668,700	19,633,032

		49,237,344
Thrifts & Mortgage Finance - 0.2%
Radian Group Inc.	160,200	3,729,456

HEALTHCARE - 7.7%
Health Care Equipment & Supplies - 1.5%
CONMED Corporation(1)	589,400	16,497,306
Datascope Corp.	264,800	8,952,888
National Dentex Corporation(1)(2)	413,500	6,562,245

		32,012,439

	Shares Held	Value

HEALTHCARE (CONTINUED)
Health Care Providers & Services - 6.0%
America Service Group Inc.(1)(2)	603,600	$6,850,860
AMN Healthcare Services, Inc.(1)(2)	2,114,100	39,597,093
Cross Country Healthcare, Inc.(1)(2)	2,363,300	41,286,851
HealthSpring, Inc.(1)	1,660,300	32,375,850
Medical Staffing Network Holdings, Inc.(1)(2)	1,639,200	8,392,704

		128,503,358
Health Care Technology - 0.2%
Merge Technologies Incorporated(1)	1,023,400	4,492,726

INDUSTRIALS - 11.2%
Building Products - 0.6%
NCI Building Systems, Inc.(1)	300,300	12,975,963

Commercial Services & Supplies - 3.8%
Diamond Management & Technology Consultants, Inc.	1,107,900	10,192,680
Hudson Highland Group, Inc.(1)	797,500	10,152,175
Kforce Inc.(1)	978,900	12,588,654
Korn/Ferry International(1)	784,300	12,948,793
Tetra Tech, Inc.(1)	498,300	10,524,096
Watson Wyatt Worldwide, Inc.	575,200	25,849,488

		82,255,886
Electrical Equipment - 0.5%
Power-One, Inc.(1)	2,016,500	10,284,150

Industrial Conglomerates - 1.4%
Walter Industries, Inc.	1,139,700	30,657,930

Machinery - 2.6%
Albany International Corp., Class A	718,800	26,947,812
Commercial Vehicle Group, Inc(1)(2)	1,253,500	16,082,405
Wabash National Corporation	1,236,100	13,955,569

		56,985,786
Road & Rail - 2.3%
Arkansas Best Corporation	911,200	29,759,792
Celadon Group, Inc.(1)(2)	1,304,800	15,357,496
Marten Transport, Ltd.(1)	316,900	4,883,429

		50,000,717
INFORMATION TECHNOLOGY - 24.7%
Computers & Peripherals - 2.8%
Imation Corp.	628,300	15,412,199
Intevac, Inc.(1)(2)	1,121,800	17,051,360
Xyratex Ltd(1)	1,400,700	26,879,433

		59,342,992

	Shares Held	Value

INFORMATION TECHNOLOGY (CONTINUED)
Electronic Equipment & Instruments - 4.3%
Benchmark Electronics, Inc.(1)	1,183,900	$28,259,693
Orbotech, Ltd.(1)(2)(3)	2,537,400	53,361,522
RadiSys Corporation(1)	793,700	9,881,565

		91,502,780
Internet Software & Services - 1.7%
EarthLink, Inc.(1)	3,706,300	29,353,896
SonicWALL, Inc.(1)	712,400	6,219,252

		35,573,148
IT Services - 7.2%
BearingPoint, Inc.(1)	1,613,400	6,534,270
CACI International Inc(1)	878,700	44,892,783
CIBER, Inc.(1)	862,200	6,733,782
Gevity HR, Inc.(2)	1,428,600	14,643,150
MPS Group, Inc.(1)	2,763,900	30,817,485
SI International Inc.(1)(2)	1,127,900	32,224,103
SRA International, Inc., Class A(1)	711,300	19,973,304

		155,818,877
Semiconductors & Semiconductor Equipment - 6.7%
Actel Corporation(1)	867,000	9,302,910
ATMI, Inc.(1)	743,400	22,116,150
DSP Group, Inc.(1)	634,900	10,050,467
Entegris, Inc.(1)	3,133,800	27,201,384
LTX Corporation(1)(2)	3,758,100	13,416,417
Rudolph Technologies, Inc.(1)	516,700	7,145,961
Silicon Image, Inc.(1)	2,617,600	13,480,640
Standard Microsystems Corporation(1)	767,600	29,491,192
Ultratech, Inc.(1)	915,600	12,690,216

		144,895,337
Software - 2.0%
Lawson Software, Inc.(1)	4,383,800	43,881,838

MATERIALS - 3.0%
Metals & Mining - 3.0%
Quanex Corporation	1,351,475	63,492,295

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
IDT Corporation	538,700	4,261,117
IDT Corporation, Class B	557,500	4,666,275

		8,927,392

	Shares Held	Value

UTILITIES - 5.1%
Electrical Utilities - 3.4%
ALLETE, Inc.	819,300	$36,671,868
El Paso Electric Company(1)	761,100	17,604,243
UIL Holdings Corporation	587,000	18,490,500

		72,766,611
Gas Utilities - 1.7%
The Laclede Group, Inc.	741,400	23,932,392
SEMCO Energy, Inc.(1)	1,676,240	13,225,534

		37,157,926

Total common stocks (Cost $2,003,317,902)		2,091,160,447
	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.0%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $42,859,066(4) (Cost $42,843,000)	$42,843,000	42,843,000

Total investments - 99.2% (Cost $2,046,160,902)		2,134,003,447

Other assets less liabilities - 0.8%		17,235,814

Total net assets - 100.0%(5)		$2,151,239,261

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	The Fund considers the issuer to be from Israel. See the Fund's Statement of Additional Information for information on how a particular country is assigned. The security trades in U.S. dollars.
(4)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal Home Loan Bank Note	4.75%	4/24/09	$43,700,875

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider; a company's legal name may be different.

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
Hilb Rogal & Hobbs Company	United States	3.0%
Quanex Corporation	United States	3.0
Stewart Information Services Corporation	United States	2.6
Orbotech, Ltd.	Israel	2.5
Ethan Allen Interiors Inc.	United States	2.4
St. Mary Land & Exploration Company	United States	2.1
CACI International Inc	United States	2.1
Lawson Software, Inc.	United States	2.0
Forest Oil Corporation	United States	1.9
Cross Country Healthcare, Inc.	United States	1.9

Total		23.5%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2007

INTERNATIONAL
ASSETS:
Investments in securities, unaffiliated, at value	$17,071,294,739
Investments in securities, affiliated, at value	222,266,069
Short-term investments (repurchase agreements), at value	711,168,000

Total investments	18,004,728,808
Cash	13
Foreign currency	17,351,112
Net unrealized gain on foreign currency forward contracts	1,085,274
Receivable from investments sold	82,857,815
Receivable from fund shares sold	26,798,257
Dividends and interest receivable	44,919,149
Other assets	152,991

Total assets	18,177,893,419

LIABILITIES:
Payable for investments purchased	292,833,248
Payable for fund shares redeemed	19,096,143
Payable for operating expenses	5,265,895
Payable for withholding taxes	1,175,966
Payable for deferred directors' compensation	152,991

Total liabilities	318,524,243

Total net assets	$17,859,369,176

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$11,006,366,135
Net unrealized appreciation on investments and foreign currency related transactions	4,754,374,195
Accumulated undistributed net investment income (loss)	10,487,437
Accumulated undistributed net realized gains on investments and foreign currency related transactions	2,088,141,409

$17,859,369,176

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$12,810,048,246
Institutional Shares	$5,049,320,930
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	379,584,451
Institutional Shares	148,565,171
Net asset value, offering price and redemption price per share
Investor Shares	$33.75
Institutional Shares	$33.99
Cost of securities of unaffiliated issuers held	$12,988,226,450
Cost of securities of affiliated issuers held	$262,047,682
Cost of foreign currency	$17,365,315

INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE	MID CAP

$1,194,376,000	$1,515,344,718	$5,615,489,919
43,166,510	186,693,827	175,136,784
122,690,000	98,175,000	381,090,000

1,360,232,510	1,800,213,545	6,171,716,703
605	584	828
23	3	-
74,884	31,936	-
-	63,538	51,796,033
2,065,004	15,275,123	7,123,053
2,462,761	5,879,239	1,666,542
10,693	14,025	60,930

1,364,846,480	1,821,477,993	6,232,364,089

7,398,730	2,136,279	100,965,846
688,813	4,993,229	24,527,145
446,033	622,230	2,076,289
293,649	132,816	4,022
10,693	14,025	60,930

8,837,918	7,898,579	127,634,232

$1,356,008,562	$1,813,579,414	$6,104,729,857

$754,233,104	$1,488,427,190	$3,777,095,719
447,853,039	230,184,249	1,424,386,347
(3,599,767)	8,775,647	(47,262)
157,522,186	86,192,328	903,295,053

$1,356,008,562	$1,813,579,414	$6,104,729,857

$1,356,008,562	$1,594,657,519	$5,319,318,525
	$218,921,895	$785,411,332

50,288,261	55,972,291	143,532,662
	7,673,639	20,791,800

$26.96	$28.49	$37.06
	$28.53	$37.78
$868,058,568	$1,416,322,134	$4,532,648,755
$44,174,528	$153,778,227	$214,681,828
$23	$3	$-

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2007 (Continued)

MID CAP VALUE
ASSETS:
Investments in securities, unaffiliated, at value	$3,011,770,149
Investments in securities, affiliated, at value	169,297,831
Short-term investments (repurchase agreements), at value	239,516,000

Total investments	3,420,583,980
Cash	359
Receivable from investments sold	8,098,035
Receivable from fund shares sold	11,347,286
Dividends and interest receivable	6,142,905
Other assets	31,018

Total assets	3,446,203,583

LIABILITIES:
Payable for investments purchased	19,503,862
Payable for fund shares redeemed	4,544,404
Payable for operating expenses	1,374,615
Payable for deferred directors' compensation	31,018

Total liabilities	25,453,899

Total net assets	$3,420,749,684

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$2,845,574,304
Net unrealized appreciation on investments and foreign currency related transactions	288,671,204
Accumulated undistributed net investment income (loss)	12,084,630
Accumulated undistributed net realized gains on investments and foreign currency related transactions	274,419,546

$3,420,749,684

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares	$3,420,749,684
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares	157,663,900
Net asset value, offering price and redemption price per share
Investor Shares	$21.70
Cost of securities of unaffiliated issuers held	$2,931,400,524
Cost of securities of affiliated issuers held	$200,512,252

OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE

$263,282,843	$1,104,030,765	$1,632,510,788
3,658,620	-	458,649,659
7,296,000	35,446,000	42,843,000

274,237,463	1,139,476,765	2,134,003,447
361	647	809
3,286,062	19,583,846	24,357,986
852,988	1,458,915	13,111,388
661,975	239,584	1,662,826
754	13,525	108,530

279,039,603	1,160,773,282	2,173,244,986

-	6,398,050	13,043,377
270,801	2,283,519	7,966,781
108,509	570,766	973,578
754	13,525	21,989

380,064	9,265,860	22,005,725

$278,659,539	$1,151,507,422	$2,151,239,261

$259,993,709	$911,468,631	$1,765,627,504
3,627,505	158,341,456	87,842,545
2,666,773	(10,497)	(17,297)
12,371,552	81,707,832	297,786,509

$278,659,539	$1,151,507,422	$2,151,239,261

$278,659,539	$1,151,507,422	$2,151,239,261

22,796,350	57,893,863	118,629,485

$12.22	$19.89	$18.13
$266,523,591	$981,135,309	$1,534,089,325
$4,097,434	$-	$512,071,577

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2007

INTERNATIONAL
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$329,937,326
Dividends, from affiliated issuers(1)	2,062,995
Interest	9,997,150
Securities lending	9,506,883
Other	860,550

Total investment income	352,364,904

EXPENSES:
Advisory fees	146,970,667
Transfer agent fees
Investor Shares	23,843,016
Institutional Shares	25,720
Shareholder communications
Investor Shares	1,338,826
Institutional Shares	38,984
Custodian fees	7,858,915
Accounting fees	76,618
Professional fees	866,246
Registration fees
Investor Shares	97,515
Institutional Shares	21,526
Directors’ fees	427,586
Other operating expenses	356,205

Total operating expenses	181,921,824

Net investment income (loss)	170,443,080

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	2,377,934,207
Foreign currency related transactions	(2,590,790)

2,375,343,417
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	1,463,335,658
Foreign currency related transactions	(11,135)

1,463,324,523

Net gain on investments and foreign currency related transactions	3,838,667,940

Net increase in net assets resulting from operations	$4,009,111,020

(1)

Fund	Foreign taxes withheld on dividends, unaffiliated issuers	Foreign taxes withheld on dividends, affiliated issuers	Including net realized gain (loss) on investments from affiliated issuers
International	$36,103,831	$155,279	$(63,209,657)
International Small Cap	1,723,545	126,103	407,629
International Value	1,366,358	426,058	6,940,056
Mid Cap	3,982	-	480,472

INTERNATIONAL SMALL CAP	INTERNATIONAL VALUE	MID CAP

$19,642,397	$35,296,552	$19,197,766
714,584	5,128,511	-
1,664,616	7,164,395	7,551,632
325,603	82,874	-
-	-	-

22,347,200	47,672,332	26,749,398

14,166,221	17,742,142	51,913,368

1,841,923	3,415,445	11,774,440
	13,204	21,488

91,013	378,482	887,541
	12,136	12,424
758,785	632,583	129,219
56,184	72,113	63,537
95,035	111,323	207,108

45,008	137,565	60,325
	49,664	15,030
29,879	48,643	149,351
111,620	42,022	134,740

17,195,668	22,655,322	65,368,571

5,151,532	25,017,010	(38,619,173)

177,334,361	123,912,908	1,029,163,034
(358,707)	(479,568)	-

176,975,654	123,433,340	1,029,163,034

221,183,457	54,992,214	460,018,755
662,223	90,080	227

221,845,680	55,082,294	460,018,982

398,821,334	178,515,634	1,489,182,016

$403,972,866	$203,532,644	$1,450,562,843

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2007 (Continued)

MID CAP VALUE
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$37,724,376
Dividends, from affiliated issuers(1)	1,484,528
Interest	11,344,306
Other	-

Total investment income	50,553,210

EXPENSES:
Advisory fees	29,607,959
Transfer agent fees
Investor Shares	6,780,405
Shareholder communications
Investor Shares	626,962
Custodian fees	69,502
Accounting fees	41,204
Professional fees	115,371
Registration fees
Investor Shares	148,593
Directors’ fees	82,952
Other operating expenses	71,805

Total operating expenses	37,544,753

Net investment income (loss)	13,008,457

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	317,739,061
Foreign currency related transactions	-

317,739,061
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	85,514,899
Foreign currency related transactions	-

85,514,899

Net gain on investments and foreign currency related transactions	403,253,960

Net increase in net assets resulting from operations	$416,262,417

(1)

Fund	Foreign taxes withheld on dividends, unaffiliated issuers	Foreign taxes withheld on dividends, affiliated issuers	Including net realized gain (loss) on investments from affiliated issuers
Mid Cap Value	$ -	$ -	$ (1,035,286)
Opportunistic Value	146,230	-	-
Small Cap	-	-	-
Small Cap Value	13,519	-	47,362,269

OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE

$4,449,518	$3,531,532	$13,382,295
-	-	4,660,594
613,337	2,204,933	7,926,271
-	31,693	-

5,062,855	5,768,158	25,969,160

1,545,055	11,835,659	21,300,020

396,215	1,982,516	4,743,599

35,943	243,676	307,565
13,021	41,559	60,922
40,332	45,966	47,239
34,763	70,274	100,533

47,964	46,437	63,796
6,000	33,696	60,892
4,309	36,558	54,944

2,123,602	14,336,341	26,739,510

2,939,253	(8,568,183)	(770,350)

13,870,866	109,659,733	343,307,580
11,094	-	-

13,881,960	109,659,733	343,307,580

1,188,389	79,718,569	(189,772,843)
11,587	-	-

1,199,976	79,718,569	(189,772,843)

15,081,936	189,378,302	153,534,737

$18,021,189	$180,810,119	$152,764,387

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

	INTERNATIONAL
	Year Ended 9/30/2007	Year Ended 9/30/2006
OPERATIONS:
Net investment income (loss)	$170,443,080	$91,268,255
Net realized gain (loss) on:
Investments	2,377,934,207	1,705,050,798
Foreign currency related transactions	(2,590,790)	(3,919,900)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	1,463,335,658	485,434,611
Foreign currency related transactions	(11,135)	249,502

Net increase in net assets resulting from operations	4,009,111,020	2,278,083,266

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(149,579,440)	(129,259,160)
Institutional Shares	(69,406,627)	(71,446,014)
Net realized gains on investment transactions:
Investor Shares	(800,807,381)	-
Institutional Shares	(332,232,670)	-

Total distributions paid to shareholders	(1,352,026,118)	(200,705,174)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	1,284,431,884	165,474,731

Total increase (decrease) in net assets	3,941,516,786	2,242,852,823

Net assets, beginning of year	13,917,852,390	11,674,999,567

Net assets, end of year	$17,859,369,176	$13,917,852,390

Accumulated undistributed net investment income (loss)	$10,487,437	$29,515,834

INTERNATIONAL SMALL CAP		INTERNATIONAL VALUE		MID CAP
Year Ended 9/30/2007	Year Ended 9/30/2006	Year Ended 9/30/2007	Year Ended 9/30/2006	Year Ended 9/30/2007	Year Ended 9/30/2006

$5,151,532	$3,700,720	$25,017,010	$18,549,621	$(38,619,173)	$(29,617,835)

177,334,361	165,713,461	123,912,908	63,848,919	1,029,163,034	701,530,781
(358,707)	(381,598)	(479,568)	(230,417)	-	-

221,183,457	(1,545,057)	54,992,214	103,014,146	460,018,755	(251,537,673)
662,223	(617,231)	90,080	36,872	227	-

403,972,866	166,870,295	203,532,644	185,219,141	1,450,562,843	420,375,273

(29,082,285)	(7,528,607)	(24,384,272)	(13,095,062)	-	-
		(1,768,836)		-	-

(156,285,811)	(71,173,967)	(70,469,856)	(16,600,079)	(480,601,368)	(209,469,474)
		(4,994,818)		(82,408,794)	(41,213,795)

(185,368,096)	(78,702,574)	(101,617,782)	(29,695,141)	(563,010,162)	(250,683,269)

197,641,908	70,444,652	399,089,514	555,837,073	(152,617,669)	(655,280,963)

416,246,678	158,612,373	501,004,376	711,361,073	734,935,012	(485,588,959)

939,761,884	781,149,511	1,312,575,038	601,213,965	5,369,794,845	5,855,383,804

$1,356,008,562	$939,761,884	$1,813,579,414	$1,312,575,038	$6,104,729,857	$5,369,794,845

$(3,599,767)	$10,046,921	$8,775,647	$12,395,483	$(47,262)	$(21,602)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets (Continued)

	MID CAP VALUE
	Year Ended 9/30/2007	Year Ended 9/30/2006
OPERATIONS:
Net investment income (loss)	$13,008,457	$8,980,992
Net realized gain (loss) on:
Investments	317,739,061	142,494,534
Foreign currency related transactions	-	-
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	85,514,899	(2,012,828)
Foreign currency related transactions	-	-

Net increase in net assets resulting from operations	416,262,417	149,462,698

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares	(7,420,350)	(1,572,879)
Net realized gains on investment transactions:
Investor Shares	(156,158,979)	(115,690,210)

Total distributions paid to shareholders	(163,579,329)	(117,263,089)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	524,744,904	(160,035,696)

Total increase (decrease) in net assets	777,427,992	(127,836,087)

Net assets, beginning of period	2,643,321,692	2,771,157,779

Net assets, end of period	$3,420,749,684	$2,643,321,692

Accumulated undistributed net investment income (loss)	$12,084,630	$7,408,113

(1)	For the period from commencement of operations (March 27, 2006) through September 30, 2006.

OPPORTUNISTIC VALUE		SMALL CAP		SMALL CAP VALUE
Year Ended 9/30/2007	Period Ended 9/30/2006(1)	Year Ended 9/30/2007	Year Ended 9/30/2006	Year Ended 9/30/2007	Year Ended 9/30/2006

$2,939,253	$134,163	$(8,568,183)	$(8,764,671)	$(770,350)	$(1,667,593)

13,870,866	513,722	109,659,733	32,875,407	343,307,580	264,972,761
11,094	(2,194)	-	-	-	-

1,188,389	2,428,049	79,718,569	(23,271,457)	(189,772,843)	(60,339,075)
11,587	(520)	-	-	-	-

18,021,189	3,073,220	180,810,119	839,279	152,764,387	202,966,093

(262,233)	-	-	-	-	-

(938,254)	-	(24,611,864)	(36,967,423)	(264,220,232)	(205,122,847)

(1,200,487)	-	(24,611,864)	(36,967,423)	(264,220,232)	(205,122,847)

186,882,742	71,882,875	(268,510,179)	196,696,072	223,212,983	320,766,182

203,703,444	74,956,095	(112,311,924)	160,567,928	111,757,138	318,609,428

74,956,095	-	1,263,819,346	1,103,251,418	2,039,482,123	1,720,872,695

$278,659,539	$74,956,095	$1,151,507,422	$1,263,819,346	$2,151,239,261	$2,039,482,123

$2,666,773	$185,076	$(10,497)	$(4,708)	$(17,297)	$(6,834)

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, are included in this annual report. The financial highlights of the Funds for the periods ended prior to September 30, 2003 were audited by other auditors.

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN INTERNATIONAL FUND
Investor Shares
9/30/2007		$28.75	$0.31		$7.45	$7.76	$(0.43)	$(2.33)
9/30/2006		24.40	0.18		4.58	4.76	(0.41)	-
9/30/2005		19.33	0.21		4.98	5.19	(0.12)	-
9/30/2004		16.54	0.12		2.85	2.97	(0.18)	-
9/30/2003	(5)	15.63	0.02		0.89	0.91	-	-
6/30/2003		18.15	0.20		(2.62)	(2.42)	(0.10)	-
Institutional Shares
9/30/2007		$28.92	$0.37		$7.52	$7.89	$(0.49)	$(2.33)
9/30/2006		24.54	0.22		4.62	4.84	(0.46)	-
9/30/2005		19.44	0.25		5.01	5.26	(0.16)	-
9/30/2004		16.63	0.16		2.86	3.02	(0.21)	-
9/30/2003	(5)	15.71	0.03		0.89	0.92	-	-
6/30/2003		18.24	0.25		(2.65)	(2.40)	(0.13)	-

ARTISAN INTERNATIONAL SMALL CAP FUND
Investor Shares
9/30/2007		$22.77	$0.11		$8.54	$8.65	$(0.70)	$(3.76)
9/30/2006		20.86	0.09		3.90	3.99	(0.20)	(1.88)
9/30/2005		16.40	0.19		6.16	6.35	(0.12)	(1.77)
9/30/2004		13.84	0.15		2.93	3.08	(0.03)	(0.49)
9/30/2003	(5)	12.10	-	(6)	1.74	1.74	-	-
6/30/2003		10.50	0.03		1.59	1.62	-	(0.02)

ARTISAN INTERNATIONAL VALUE FUND
Investor Shares
9/30/2007		$26.71	$0.38		$3.12	$3.50	$(0.44)	$(1.28)
9/30/2006		22.38	0.53		4.87	5.40	(0.47)	(0.60)
9/30/2005		18.54	0.28		3.88	4.16	(0.11)	(0.21)
9/30/2004		14.32	0.28		4.33	4.61	(0.09)	(0.30)
9/30/2003	(5)	13.01	0.02		1.29	1.31	-	-
6/30/2003	(7)	10.00	0.09		2.92	3.01	-	-
Institutional Shares
9/30/2007		$26.71	$0.41		$3.14	$3.55	$(0.45)	$(1.28)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the Board of Directors. Absent expenses waived or paid by the Adviser or the Board of Directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
International Investor Shares	9/30/2003	1.23%	0.49%
International Institutional Shares	9/30/2003	1.00%	0.73%

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(2.76)	$33.75	28.69%	$12,810.0	1.21%	1.01%	66.30%
(0.41)	28.75	19.84	9,801.9	1.20	0.66	57.80
(0.12)	24.40	26.97	7,686.9	1.19	0.94	56.15
(0.18)	19.33	18.04	6,130.2	1.22	0.64	54.96
-	16.54	5.82	5,544.7	1.23	0.49	15.23
(0.10)	15.63	(13.30)	5,182.8	1.20	1.35	37.13

$(2.82)	$33.99	28.99%	$5,049.3	0.98%	1.22%	66.30%
(0.46)	28.92	20.07	4,116.0	1.00	0.82	57.80
(0.16)	24.54	27.21	3,988.1	0.99	1.11	56.15
(0.21)	19.44	18.31	3,622.1	1.01	0.85	54.96
-	16.63	5.86	3,354.7	1.00	0.73	15.23
(0.13)	15.71	(13.09)	2,975.0	1.01	1.68	37.13

$(4.46)	$26.96	43.10%	$1,356.0	1.52%	0.45%	49.85%
(2.08)	22.77	21.63	939.8	1.53	0.41	62.21
(1.89)	20.86	42.13	781.1	1.53	1.03	57.25
(0.52)	16.40	22.66	515.0	1.57	0.95	81.03
-	13.84	14.46	391.3	1.68	0.06	13.28
(0.02)	12.10	15.53	238.6	1.77	0.28	62.79

$(1.72)	$28.49	13.28%	$1,594.7	1.23%	1.34%	45.60%
(1.07)	26.71	25.38	1,312.6	1.25	2.18	42.52
(0.32)	22.38	22.71	601.2	1.31	1.33	53.15
(0.39)	18.54	32.81	217.5	1.56	1.61	14.66
-	14.32	10.07	23.6	2.00	0.46	9.30
-	13.01	30.10	16.3	2.45	1.14	17.42

$(1.73)	$28.53	13.48%	$218.9	1.06%	1.47%	45.60%

(4)	(continued)

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
International Small Cap Investor Shares	9/30/2003	1.69%	0.05%
International Value Investor Shares	9/30/2003	2.80%	(0.34)%
	6/30/2003	5.02%	(1.43)%
(5)	For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(6)	Amount is between $0.005 and $(0.005) per share.
(7)	For the period from commencement of operations (September 23, 2002) through June 30, 2003.

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN MID CAP FUND
Investor Shares
9/30/2007		$31.77	$(0.24)	$9.00		$8.76	$-	$(3.47)
9/30/2006		30.84	(0.17)	2.43		2.26	-	(1.33)
9/30/2005		26.13	(0.18)	4.89		4.71	-	-
9/30/2004		23.11	(0.20)	3.22		3.02	-	-
9/30/2003	(5)	21.81	(0.05)	1.35		1.30	-	-
6/30/2003		22.13	(0.11)	(0.21	)(6)	(0.32)	-	-
Institutional Shares
9/30/2007		$32.24	$(0.16)	$9.17		$9.01	$-	$(3.47)
9/30/2006		31.21	(0.10)	2.46		2.36	-	(1.33)
9/30/2005		26.38	(0.12)	4.95		4.83	-	-
9/30/2004		23.28	(0.14)	3.24		3.10	-	-
9/30/2003	(5)	21.96	(0.03)	1.35		1.32	-	-
6/30/2003		22.24	(0.07)	(0.21	)(6)	(0.28)	-	-

ARTISAN MID CAP VALUE FUND
Investor Shares
9/30/2007		$19.87	$0.09	$2.98		$3.07	$(0.06)	$(1.18)
9/30/2006		19.60	0.06	1.04		1.10	(0.01)	(0.82)
9/30/2005		15.55	(0.01)	4.36		4.35	- (7)	(0.30)
9/30/2004		12.22	0.10	3.47		3.57	-	(0.24)
9/30/2003	(5)	11.64	(0.01)	0.59		0.58	-	-
6/30/2003		10.82	(0.03)	0.85		0.82	-	-

ARTISAN OPPORTUNISTIC VALUE FUND
Investor Shares
9/30/2007		$10.41	$0.20	$1.73		$1.93	$(0.03)	$(0.09)
9/30/2006	(8)	10.00	0.03	0.38		0.41	-	-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the Board of Directors. Absent expenses waived or paid by the Adviser or the Board of Directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Mid Cap Investor Shares	9/30/2003	1.20%	(0.81)%
Mid Cap Institutional Shares	9/30/2003	0.98%	(0.59)%
Mid Cap Value Investor Shares	9/30/2003	1.63%	(0.35)%
	6/30/2002	2.53%	(1.40)%
	6/30/2001	5.17%	(3.84)%
Opportunistic Value Investor Shares	9/30/2006	1.64%	0.39%

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(3.47)	$37.06	29.83%	$5,319.3	1.22%	(0.73)%	71.04%
(1.33)	31.77	7.42	4,571.9	1.18	(0.55)	73.59
-	30.84	18.06	4,874.0	1.18	(0.63)	83.00
-	26.13	13.02	4,042.7	1.19	(0.77)	101.09
-	23.11	6.01	2,583.2	1.20	(0.81)	26.52
-	21.81	(1.45)	2,286.6	1.20	(0.56)	102.85

$(3.47)	$37.78	30.17%	$785.4	0.95%	(0.47)%	71.04%
(1.33)	32.24	7.66	797.9	0.95	(0.31)	73.59
-	31.21	18.35	981.3	0.95	(0.40)	83.00
-	26.38	13.27	1,036.0	0.96	(0.54)	101.09
-	23.28	6.06	929.6	0.98	(0.59)	26.52
-	21.96	(1.26)	829.0	1.00	(0.36)	102.85

$(1.24)	$21.70	15.88%	$3,420.7	1.20%	0.41%	53.62%
(0.83)	19.87	5.87	2,643.3	1.20	0.33	47.73
(0.30)	19.60	28.42	2,771.2	1.22	(0.04)	51.60
(0.24)	15.55	29.60	312.3	1.39	0.73	53.79
-	12.22	4.98	77.4	1.59	(0.31)	11.90
-	11.64	7.58	64.5	1.78	(0.34)	45.55

$(0.12)	$12.22	18.65%	$278.7	1.24%	1.71%	50.79%
-	10.41	4.10	75.0	1.49	0.55	34.07

(5)	For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(6)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(7)	Amount is between $0.005 and $(0.005) per share.
(8)	For the period from commencement of operations (March 27, 2006) through September 30, 2006.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period (Continued)

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment (Loss)(1)	Net Realized and Unrealized Gain on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN SMALL CAP FUND
Investor Shares
9/30/2007		$17.51	$(0.13)	$2.87		$2.74	$-	$(0.36)
9/30/2006		17.95	(0.13)	0.26		0.13	-	(0.57)
9/30/2005		15.12	(0.13)	3.49		3.36	-	(0.53)
9/30/2004		12.53	(0.14)	2.73		2.59	-	-
9/30/2003	(5)	11.90	(0.04)	0.67		0.63	-	-
6/30/2003		11.99	(0.10)	0.07	(6)	(0.03)	-	(0.06)

ARTISAN SMALL CAP VALUE FUND
Investor Shares
9/30/2007		$19.17	$(0.01)	$1.44		$1.43	$-	$(2.47)
9/30/2006		19.51	(0.02)	2.00		1.98	-	(2.32)
9/30/2005		17.63	(0.03)	3.69		3.66	-	(1.78)
9/30/2004		13.67	(0.03)	4.19		4.16	-	(0.20)
9/30/2003	(5)	13.15	(0.01)	0.53		0.52	-	-
6/30/2003		13.48	(0.03)	0.20		0.17	-	(0.50)

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the Board of Directors. Absent expenses waived or paid by the Adviser or the Board of Directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment (Loss) to Average Net Assets
Small Cap Investor Shares	9/30/2003	1.46%	(1.18)%
Small Cap Value Investor Shares	9/30/2003	1.20%	(0.41)%

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.36)	$19.89	15.84%	$1,151.5	1.18%	(0.70)%	74.32%
(0.57)	17.51	0.74	1,263.8	1.15	(0.70)	101.98
(0.53)	17.95	22.64	1,103.3	1.18	(0.80)	78.60
-	15.12	20.67	239.6	1.27	(0.95)	119.40
-	12.53	5.29	127.9	1.44	(1.16)	30.18
(0.06)	11.90	(0.11)	116.0	1.39	(0.98)	127.41

$(2.47)	$18.13	7.48%	$2,151.2	1.19%	(0.03)%	72.38%
(2.32)	19.17	11.40	2,039.5	1.17	(0.09)	58.88
(1.78)	19.51	22.42	1,720.9	1.18	(0.16)	56.03
(0.20)	17.63	30.76	1,192.8	1.18	(0.17)	41.31
-	13.67	3.95	775.2	1.20	(0.40)	12.20
(0.50)	13.15	1.90	702.5	1.21	(0.21)	49.57

(5)	For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(6)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

The accompanying notes are an integral part of the financial statements.

ARTISAN FUNDS, INC.

Notes to Financial Statements – September 30, 2007

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of nine open-end, diversified mutual funds. The following funds (each a “Fund” and collectively the “Funds”) are covered by this report:

Fund Name	Inception Date
Artisan International Fund (“International Fund” or “International”)	December 28, 1995
Artisan International Small Cap Fund (“International Small Cap Fund” or “International Small Cap”)	December 21, 2001
Artisan International Value Fund (“International Value Fund” or “International Value”)	September 23, 2002
Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”)	June 27, 1997
Artisan Mid Cap Value Fund (“Mid Cap Value Fund” or “Mid Cap Value”)	March 28, 2001
Artisan Opportunistic Value Fund (“Opportunistic Value Fund” or “Opportunistic Value”)	March 27, 2006
Artisan Small Cap Fund (“Small Cap Fund” or “Small Cap”)	March 28, 1995
Artisan Small Cap Value Fund (“Small Cap Value Fund” or “Small Cap Value”)	September 29, 1997

Each Fund’s investment objective is to seek long-term capital growth. Each Fund has offered shares of capital stock of the class designated Investor Shares since the commencement of its operations. International Fund, International Value Fund and Mid Cap Fund began offering Institutional Shares on July 1, 1997, October 1, 2006 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to either class and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, were allocated directly to that class.

Artisan Emerging Markets Fund (which commenced operations on June 26, 2006), also a series of Artisan Funds, Inc., offered only Institutional Shares during the period covered by this report. The financial statements of Artisan Emerging Markets Fund have been presented in a separate report.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)

Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE was open for regular session trading. The NAV of each class of

NOTES TO FINANCIAL STATEMENTS

shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market and over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (the “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ Board of Directors (the “Board of Directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

International Fund, International Small Cap Fund and International Value Fund generally invested a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Each of the other Funds had the ability to invest, and some Funds did invest, in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculate their NAVs. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for

NOTES TO FINANCIAL STATEMENTS

example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indexes. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the applicable Fund or to the information presented.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

(b)	Taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Funds invest. The Funds recorded the foreign tax expense, if any, on an accrual basis. The taxes were included in “Payable for withholding taxes” on the accompanying Statements of Assets and Liabilities.

(c)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable law. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(d)

Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Payables and

NOTES TO FINANCIAL STATEMENTS

receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. Foreign currency forward contracts, if any, were recorded at market value and any related realized and unrealized gains and losses were reported as foreign currency related transactions for financial reporting purposes. These foreign currency forward contracts, or spot contracts, generally settle within two business days. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Funds could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(e)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (“the Adviser”) determined were creditworthy pursuant to criteria adopted by the Board of Directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(f)	Depository receipts – Each of the Funds may invest in depository receipts. Depository receipts are typically issued by a financial institution (a “depository”), evidencing ownership interests in a security issued by an issuer and deposited with the depository.

(g)

Securities lending – International Fund, International Small Cap Fund and International Value Fund entered into securities lending transactions secured by collateral in the form of U.S. Government securities at least equal to, at all times, the fair value of the securities loaned. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. All other Artisan Funds may enter into securities lending transactions, but did not do so during the period covered by these financial statements. In entering into securities lending

NOTES TO FINANCIAL STATEMENTS

arrangements the Fund takes the risk that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent. There were no securities on loan as of September 30, 2007.

During the year ended September 30, 2007, International Fund, International Small Cap Fund and International Value Fund earned $9,506,883, $325,603 and $82,874, respectively, from securities lending transactions, which was included in the accompanying Statements of Operations.

(h)	Transfer agent fees – Each Fund paid fees to, and reimbursed expenses of, the Funds’ transfer agent. In addition, the Funds have authorized certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”) to accept purchase, exchange and redemption orders for Investor Shares on the Funds’ behalf. Many authorized agents charged a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Fund’s behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts and other services. The fee was either based on the number of accounts to which the intermediary provided such services, or a percentage, as of September 30, 2007, up to 0.40% annually of the average value of Fund shares held in such accounts. Each Fund paid a portion of such fees, which are intended to compensate the authorized agent for its provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. The balance of the fees incurred was paid by the Adviser. The Funds’ expenses incurred for services provided by authorized agents were included in “Transfer agent fees” in the Statements of Operations. The table below shows the fees and expenses to the Funds’ transfer agent and the fees to authorized agents incurred by each class of each Fund during the year ended September 30, 2007:

	Year Ended 9/30/07
Fund	Fees and Expenses to Transfer Agent	Fees to Authorized Agents	Total
International - Investor Shares	$633,435	$23,209,581	$23,843,016
International - Institutional Shares	25,720	-	25,720
International Small Cap - Investor Shares	96,795	1,745,128	1,841,923
International Value - Investor Shares	153,734	3,261,711	3,415,445
International Value - Institutional Shares	13,204	-	13,204
Mid Cap - Investor Shares	258,672	11,515,768	11,774,440
Mid Cap - Institutional Shares	21,488	-	21,488
Mid Cap Value - Investor Shares	305,982	6,474,423	6,780,405
Opportunistic Value - Investor Shares	84,012	312,203	396,215
Small Cap - Investor Shares	168,279	1,814,237	1,982,516
Small Cap Value - Investor Shares	103,406	4,640,193	4,743,599

NOTES TO FINANCIAL STATEMENTS

(i)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations as follows:

International	$152,430
International Small Cap	10,519
International Value	101,209
Mid Cap	573,165
Mid Cap Value	287,370
Opportunistic Value	24,068
Small Cap	172,300
Small Cap Value	208,402

(j)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(k)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim had been made for indemnification pursuant to any such agreement of the Funds.

(l)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

International Fund, International Small Cap Fund and International Value Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not

NOTES TO FINANCIAL STATEMENTS

necessary to protect the Fund from the effects of short-term trading. The Funds waived the fee on redemption of shares held by certain authorized agents or other Fund intermediaries.

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, each Fund (with the exception of International Fund, International Small Cap Fund and Opportunistic Value Fund) paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

International Fund paid a monthly management fee to the Advisor as follows:

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Small Cap Fund paid a monthly management fee to the Adviser at an annual rate of 1.250% of average daily net assets.

Opportunistic Value Fund paid a monthly management fee to the Adviser as follows:

Average Daily Net Assets	Annual Rate
Less than $1 billion	0.900%
$1 billion to $4 billion	0.875
$4 billion to $8 billion	0.850
$8 billion to $12 billion	0.825
Greater than $12 billion	0.800

The officers and director of Artisan Funds who are affiliated with the Adviser received no compensation from the Funds.

Prior to April 1, 2007, each director who was not an interested person of Artisan Funds or the Adviser received an annual retainer of $140,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, the non-interested chair of the Board of Directors received an additional annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an additional annual retainer of $30,000, payable quarterly. Effective April 1, 2007, each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $150,000, payable quarterly. The other additional annual retainer fees were unchanged. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

NOTES TO FINANCIAL STATEMENTS

Artisan Funds has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of the Artisan Funds as selected by the individual directors. Each Fund purchased shares of the Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Funds, and did not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

Shares of Artisan Funds were offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Funds were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, which expires August 2008, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may have borrowed under the Investment Company Act of 1940, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund was subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. Interest was charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2007, there were no borrowings under the line of credit for International Value Fund, Mid Cap Value Fund, Opportunistic Value Fund, Small Cap Fund and Small Cap Value Fund. During the year ended September 30, 2007, International Fund, International Small Cap Fund and Mid Cap Fund paid interest of $16,120, $14,022 and $2,579 on maximum borrowings of $25,231,293, $14,996,194 and $15,972,538, respectively.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2007 were as follows:

Fund	Security Purchases	Security Sales
International	$10,422,160,884	$10,797,502,252
International Small Cap	548,905,757	603,866,966
International Value	1,092,304,488	771,762,782
Mid Cap	3,836,349,536	4,769,938,040
Mid Cap Value	1,770,118,676	1,559,793,658
Opportunistic Value	261,149,298	82,216,249
Small Cap	868,371,455	1,178,368,852
Small Cap Value	1,554,603,172	1,505,632,665

NOTES TO FINANCIAL STATEMENTS

(6)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2007. The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the year ended September 30, 2007.

		As of 9/30/06					As of 9/30/07
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International	Credit Saison Co., Ltd.	9,284,400	$1,771,948	$30,077,863	$(12,078,102)	$2,062,995	8,625,200	$222,266,069
	TAISEI CORPORATION(2)	54,263,300	-	233,887,164	(51,131,555)	-	-	-
	Total(3)		$1,771,948	$263,965,027	$(63,209,657)	$2,062,995		$222,266,069
International Small Cap	CDNetworks Co., Ltd.(4)(5)	-	$17,320,963	$-	$-	$-	533,656	$12,536,718
	Spazio Investment NV(4)	-	28,486,887	1,633,321	407,629	714,584	1,718,422	30,629,792
	Total(3)		$45,807,850	$1,633,321	$407,629	$714,584		$43,166,510
International Value	Benfield Group Plc(4)	5,634,564	$45,859,674	$9,677,095	$(732,761)	$2,102,361	11,229,422	$66,628,592
	Credit Saison Co., Ltd.(4)	-	54,621,832	3,451,226	(246,542)	-	2,009,500	51,783,572
	MEITEC CORPORATION(2)(4)	1,282,600	17,361,391	11,491,915	(1,728,431)	1,066,863	1,512,700	44,380,786
	Pfeiffer Vacuum Technology AG	714,441	11,128,617	24,394,465	8,980,000	1,959,287	499,995	45,373,266
	SurfControl PLC(5)	1,603,124	4,678,771	4,749,960	667,790	-	1,622,708	22,908,397
	Total(3)		$133,650,285	$53,764,661	$6,940,056	$5,128,511		$186,693,827
Mid Cap	Chico’s FAS, Inc.(4)(5)	3,457,068	$53,360,053	$21,790,697	$(9,250,250)	$-	5,456,168	$76,659,160
	Intermec, Inc.(5)	3,374,500	21,443,077	15,685,002	886,951	-	3,770,200	98,477,624
	Marvel Entertainment, Inc.(2)(5)	1,361,100	73,515	24,408,084	8,843,771	-	-	-
	Total(3)		$74,876,645	$61,883,783	$480,472	$-		$175,136,784
Mid Cap Value	Chico’s FAS, Inc.(4)(5)	1,306,600	$55,002,884	$24,106,565	$9,759,942	$-	3,359,400	$47,199,570
	Forest Oil Corporation(2)(4)(5)	1,107,300	48,992,636	-	-	-	2,604,300	112,089,072
	Furniture Brands International, Inc.(2)	2,696,700	3,121,828	60,099,785	(25,027,541)	1,484,528	-	-
	Mariner Energy, Inc.(2)(4)(5)	1,116,191	27,142,821	5,414,255	858,615	-	2,281,791	47,255,891
	Marvel Entertainment, Inc.(2)(5)	2,440,500	15,674,783	24,568,718	12,428,501	-	1,771,800	41,530,992
	Rent-A-Center, Inc.(4)(5)	1,061,500	71,532,763	8,696,538	2,256,955	-	3,768,900	68,330,157
	Zale Corporation(5)	2,543,200	10,097,309	19,860,867	(1,311,758)	-	2,323,600	53,768,104
	Total(3)		$231,565,024	$142,746,728	$(1,035,286)	$1,484,528		$169,297,831
Opportunistic Value	Chico’s FAS, Inc.(4)(5)	-	$4,097,434	$-	$-	$-	260,400	$3,658,620
	Forest Oil Corporation(2)(4)(5)	-	5,913,594	-	-	-	152,000	6,542,080
	Total(3)		$10,011,028	$-	$-	$-		$3,658,620

See notes on next page.

NOTES TO FINANCIAL STATEMENTS

		As of 9/30/06					As of 9/30/07
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
Small Cap Value	America Service Group Inc.(5)	603,600	$-	$-	$-	$-	603,600	$6,850,860
	AMN Healthcare Services, Inc.(4)(5)	1,322,600	36,344,967	14,242,214	9,685,058	-	2,114,100	39,597,093
	Celadon Group, Inc.(4)(5)	-	21,340,969	-	-	-	1,304,800	15,357,496
	Commercial Vehicle Group, Inc(4)(5)	722,900	10,459,612	-	-	-	1,253,500	16,082,405
	Cross Country Healthcare, Inc.(5)	2,097,500	9,596,738	5,278,882	1,207,574	-	2,363,300	41,286,851
	Diamond Management & Technology Consultants, Inc.(2)	2,079,700	8,755,159	16,429,589	8,209,365	620,010	1,107,900	10,192,680
	Ethan Allen Interiors Inc.(4)	1,045,400	17,660,500	-	-	962,180	1,554,100	50,803,529
	Forest Oil Corporation(2)(4)(5)	616,258	10,911,974	-	-	-	964,258	41,501,664
	Furniture Brands International, Inc.(2)	2,012,900	-	15,053,820	(4,979,032)	1,060,208	1,390,900	14,103,726
	Gevity HR, Inc.(4)	305,600	29,796,413	5,816,291	(1,896,831)	391,203	1,428,600	14,643,150
	Intevac, Inc.(4)(5)	-	19,742,183	-	-	-	1,121,800	17,051,360
	Komag, Incorporated(2)(4)(5)	-	54,383,777	54,383,777	5,481,733	-	-	-
	LTX Corporation(4)(5)	2,465,500	6,901,274	191,197	47,606	-	3,758,100	13,416,417
	Manhattan Associates, Inc.(2)	1,539,600	-	30,681,280	13,517,536	-	-	-
	MarineMax, Inc.(4)(5)	294,000	22,450,484	-	-	-	1,231,200	17,926,272
	Mariner Energy, Inc.(2)(4)(5)	1,260,997	12,904,853	4,774,643	1,049,883	-	1,685,697	34,910,785
	Marvel Entertainment, Inc.(2)(5)	576,200	5,666,299	2,637,746	2,424,798	-	642,400	15,057,856
	Medical Staffing Network Holdings, Inc.(5)	1,548,900	482,002	-	-	-	1,639,200	8,392,704
	National Dentex Corporation(5)	413,500	-	-	-	-	413,500	6,562,245
	Orbotech, Ltd.(4)(5)	1,277,200	29,408,216	-	-	-	2,537,400	53,361,522
	Rent-A-Center, Inc.(4)(5)	815,500	28,848,089	6,479,101	3,318,191	-	1,821,100	33,016,543
	Sanderson Farms, Inc.(2)	1,197,500	7,696,238	16,768,565	8,641,906	464,568	752,900	31,373,343
	SI International Inc.(4)(5)	-	33,908,592	-	-	-	1,127,900	32,224,103
	Stewart Information Services Corporation	1,501,100	4,634,409	208,478	(46,260)	1,162,425	1,615,500	55,363,185
	Zale Corporation(5)	2,005,500	-	11,480,436	700,742	-	1,586,600	36,713,924
	Total(3)		$371,892,748	$184,426,019	$47,362,269	$4,660,594		$458,649,659

(1)	Net of foreign taxes withheld, if any.
(2)	Issuer was no longer an affiliate as of September 30, 2007.
(3)	Total value as of 9/30/07 is presented for only those issuers that were affiliates as of September 30, 2007.
(4)	Issuer was not an affiliate as of September 30, 2006.
(5)	Non-income producing security.

NOTES TO FINANCIAL STATEMENTS

(7)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments as of September 30, 2007 were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
International	$13,361,061,250	$4,772,995,218	$(129,327,660)	$4,643,667,558
International Small Cap	925,973,076	475,732,042	(41,472,608)	434,259,434
International Value	1,593,646,109	255,253,535	(48,686,099)	206,567,436
Mid Cap	4,754,526,640	1,488,532,715	(71,342,652)	1,417,190,063
Mid Cap Value	3,133,206,902	433,907,646	(146,530,568)	287,377,078
Opportunistic Value	270,961,006	16,626,773	(13,350,316)	3,276,457
Small Cap	986,480,100	205,369,397	(52,372,732)	152,996,665
Small Cap Value	2,046,852,863	259,715,133	(172,564,549)	87,150,584

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2007 and the year ended September 30, 2006 were as follows:

	Year Ended 9/30/07		Year Ended 9/30/06
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends		Long-Term Capital Gain Distributions
International	$218,986,067	$1,133,040,051	$200,705,174		$-
International Small Cap	50,533,801	134,834,295	33,534,988		45,167,586
International Value	58,575,572	43,042,210	20,163,763		9,531,378
Mid Cap	26,122,960	536,887,202	30,312,731		220,370,538
Mid Cap Value	80,938,738	82,640,591	91,428,711		25,834,378
Opportunistic Value	1,200,487	-	-	(1)	-	(1)
Small Cap	16,675,263	7,936,601	19,680,637		17,286,786
Small Cap Value	86,156,248	178,063,984	52,669,430		152,453,417

(1)	For the period from commencement of operations (March 27, 2006) through September 30, 2006.

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences were due to differing treatments for items such as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and capital loss

NOTES TO FINANCIAL STATEMENTS

carryovers. Gains on redemptions-in-kind for International Fund of $35,567,720 were included in net realized gain (loss) on investments in the Statement of Operations for the year ended September 30, 2007, and were not recognized for Federal income tax purposes.

Additional tax information as of September 30, 2007 follows:

	As of 9/30/07
	Undistributed Ordinary Income	Undistributed Long-Term Gain
International	$336,661,151	$1,873,782,840
International Small Cap	35,065,422	132,680,297
International Value	70,480,050	48,165,232
Mid Cap	122,223,261	790,504,849
Mid Cap Value	103,639,587	184,183,080
Opportunistic Value	14,096,405	1,282,561
Small Cap	30,606,515	56,803,730
Small Cap Value	87,316,036	211,162,435

As of September 30, 2007, none of the Funds had capital loss carryovers.

NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows:

	INTERNATIONAL		INTERNATIONAL SMALL CAP
Year ended September 30, 2007	Investor Shares	Institutional Shares	Investor Shares
Net asset value of shares transferred
Proceeds from shares issued	$2,337,197,971	$345,075,492	$252,969,681
Net asset value of shares issued in reinvestment of dividends and distributions	914,418,120	375,581,486	175,371,857
Cost of shares redeemed(1)	(2,130,141,244)	(557,699,941)	(230,699,630)

Net increase (decrease) from fund share transactions	$1,121,474,847	$162,957,037	$197,641,908

Shares transferred
Shares sold	76,830,902	11,130,276	10,654,264
Shares issued in reinvestment of dividends and distributions	31,850,161	13,013,912	8,191,119
Shares redeemed	(70,075,745)	(17,906,695)	(9,835,896)

Net increase (decrease) in capital shares	38,605,318	6,237,493	9,009,487

	INTERNATIONAL		INTERNATIONAL SMALL CAP
Year ended September 30, 2006	Investor Shares	Institutional Shares	Investor Shares
Proceeds from shares issued	$2,314,789,322	$316,068,084	$183,703,921
Net asset value of shares issued in reinvestment of dividends and distributions	121,587,382	67,354,311	76,365,043
Cost of shares redeemed(1)	(1,736,641,589)	(917,682,779)	(189,624,312)

Net increase (decrease) from fund share transactions	$699,735,115	$(534,260,384)	$70,444,652

Shares sold	85,995,680	12,075,907	8,475,604
Shares issued in reinvestment of dividends and distributions	5,049,329	2,785,484	4,198,188
Shares redeemed	(65,072,487)	(35,034,422)	(8,846,307)

Net increase (decrease) in capital shares	25,972,522	(20,173,031)	3,827,485

(1)	Net of redemption fees of:

Fund	9/30/2007	9/30/2006
International - Investor Shares	$645,159	$863,753
International - Institutional Shares	282,110	389,313
International Small Cap - Investor Shares	20,881	29,405
International Value - Investor Shares	345,305	222,110
International Value - Institutional Shares	25,764	-

(2)	For the period from commencement of operations (March 27, 2006) through September 30, 2006.

NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL VALUE		MID CAP		MID CAP VALUE	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Investor Shares	Investor Shares	Investor Shares
$(78,194,778)	$78,194,778
957,403,055	142,979,398	$876,970,575	$29,536,850	$1,046,343,046	$237,762,506	$172,716,388	$431,174,415
88,578,891	6,278,901	474,031,867	81,886,968	157,266,155	1,195,855	20,175,067	261,614,625
(783,018,312)	(13,132,419)	(1,365,376,527)	(249,667,402)	(678,864,297)	(52,075,619)	(461,401,634)	(469,576,057)

$184,768,856	$214,320,658	$(14,374,085)	$(138,243,584)	$524,744,904	$186,882,742	$(268,510,179)	$223,212,983

(2,927,547)	2,927,547
34,002,714	4,976,598	25,859,207	865,002	48,644,407	19,849,521	9,186,678	22,800,221
3,182,856	225,616	15,430,725	2,620,383	7,766,230	107,251	1,113,414	14,477,843
(27,424,433)	(456,122)	(41,649,602)	(7,437,100)	(31,795,526)	(4,363,409)	(24,580,898)	(25,022,187)

6,833,590	7,673,639	(359,670)	(3,951,715)	24,615,111	15,593,363	(14,280,806)	12,255,877

INTERNATIONAL VALUE		MID CAP		MID CAP VALUE	OPPORTUNISTIC VALUE	SMALL CAP	SMALL CAP VALUE
Investor Shares		Investor Shares	Institutional Shares	Investor Shares	Investor Shares(2)	Investor Shares	Investor Shares
$711,293,524		$902,753,102	$55,931,735	$1,278,114,752	$76,696,206	$469,041,774	$482,338,945
28,357,891		205,964,332	40,056,662	113,719,066	-	29,151,935	198,667,438
(183,814,342)		(1,552,986,575)	(307,000,219)	(1,551,869,514)	(4,813,331)	(301,497,637)	(360,240,201)

$555,837,073		$(444,269,141)	$(211,011,822)	$(160,035,696)	$71,882,875	$196,696,072	$320,766,182

28,589,432		28,570,035	1,750,257	66,702,499	7,689,378	25,960,358	26,431,133
1,344,769		6,671,990	1,280,993	6,061,606	-	1,669,642	11,477,024
(7,654,580)		(49,375,193)	(9,727,021)	(81,083,869)	(486,391)	(16,910,947)	(19,722,554)

22,279,621		(14,133,168)	(6,695,771)	(8,319,764)	7,202,987	10,719,053	18,185,603

NOTES TO FINANCIAL STATEMENTS

(9)	Litigation:

Artisan Funds and the Adviser are defendants in a lawsuit in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five years prior to the filing of the lawsuit in September 2003. The suit seeks compensatory and punitive damages under state law, as well as interest, costs and attorney’s fees. The lawsuit alleges, in summary, that Artisan Funds and the Adviser exposed long-term International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund’s securities had occurred after foreign markets had closed but before the calculation of the Fund’s NAV; (b) failing to implement the Fund’s portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

Artisan Funds and the Adviser removed the lawsuit from state court to federal district court in October 2003. The federal district court ordered the case remanded to Illinois state court. Artisan Funds and the Adviser then appealed the remand order to the United States Court of Appeals for the Seventh Circuit and, on April 5, 2005, the Court of Appeals ruled in favor of Artisan Funds and the Adviser. As a result, the action was dismissed with prejudice in May 2005. The plaintiff subsequently sought and was granted review by the United States Supreme Court on the question of whether the Court of Appeals had jurisdiction to hear the appeal. On June 15, 2006, the United States Supreme Court ruled that the Court of Appeals had lacked jurisdiction to hear the appeal of Artisan Funds and the Adviser, vacated the judgment of the Court of Appeals and remanded the case to the Court of Appeals with instructions to dismiss the appeal for lack of jurisdiction. On October 16, 2006, the Court of Appeals dismissed the appeal and remanded the case to state court. Artisan Funds and the Adviser again removed the action from state court to federal court, but on July 17, 2007, the federal district court again remanded the case to Illinois state court. Artisan Funds and the Adviser intend to continue to defend the lawsuit rigorously.

Certain legal fees incurred by Artisan Funds in defense of the lawsuit have been allocated to International Fund and were included in professional fees in the Statements of Operations. As of the date of this report, Artisan Funds does not believe that the action described herein will have a material effect on the financial condition of any Fund.

(10)	Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be deemed to be uncertain and would be recorded as tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund’s last

NOTES TO FINANCIAL STATEMENTS

NAV calculation in the first required financial statement reporting period to which FIN 48 applies. As a result, the Funds will incorporate FIN 48 in their semi-annual report for the period ending March 31, 2008. As of the date of this report, management is evaluating the implications of FIN 48 and its impact to the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2007, the Funds did not believe the adoption of FAS 157 would impact the amounts reported in the financial statements, however, additional disclosures would be required about the information used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (eight series constituting Artisan Funds, Inc.) (the “Funds”) as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (or since commencement of operations if less than two years), and the financial highlights for each of the four years in the period then ended and for the period from July 1, 2003 to September 30, 2003. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the period ended prior to September 30, 2003, were audited by other auditors whose report dated July 31, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Opportunistic Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund of Artisan Funds, Inc. at September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or since commencement of operations if less than two years), and the financial highlights for each of the four years in the period then ended and for the period from July 1, 2003 to September 30, 2003, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin

November 13, 2007

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2007 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2007 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
International	$1,204,252,741	66.93%	-%
International Small Cap	140,726,853	24.80	-
International Value	58,093,242	45.48	-
Mid Cap	601,688,939	51.37	47.69
Mid Cap Value	96,091,522	40.92	39.04
Opportunistic Value	196,019	39.23	31.69
Small Cap	13,843,717	15.10	13.07
Small Cap Value	192,949,273	14.23	15.12

 SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2007 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2007	Ending Account Value 9/30/2007	Expenses Paid During Period 4/1/2007-9/30/2007(1)
International Fund - Investor Shares
Actual	$1,000.00	$1,111.66	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07
International Fund - Institutional Shares
Actual	$1,000.00	$1,112.97	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96
International Small Cap Fund - Investor Shares
Actual	$1,000.00	$1,184.01	$8.32
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.69

SHAREHOLDER EXPENSE EXAMPLE

	Beginning Account Value 4/1/2007	Ending Account Value 9/30/2007	Expenses Paid During Period 4/1/2007-9/30/2007(1)
International Value Fund - Investor Shares
Actual	$1,000.00	$997.90	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17
International Value Fund - Institutional Shares
Actual	$1,000.00	$998.95	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Mid Cap Fund - Investor Shares
Actual	$1,000.00	$1,181.01	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02
Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$1,182.16	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Mid Cap Value Fund - Investor Shares
Actual	$1,000.00	$1,025.52	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02
Opportunistic Value Fund - Investor Shares
Actual	$1,000.00	$1,048.03	$5.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Small Cap Fund - Investor Shares
Actual	$1,000.00	$1,088.07	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92
Small Cap Value Fund - Investor Shares
Actual	$1,000.00	$968.48	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2007 (shown below), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2007
International Fund - Investor Shares	1.20%
International Fund - Institutional Shares	0.98%
International Small Cap Fund - Investor Shares	1.52%
International Value Fund - Investor Shares	1.22%
International Value Fund - Institutional Shares	1.05%
Mid Cap Fund - Investor Shares	1.19%
Mid Cap Fund - Institutional Shares	0.95%
Mid Cap Value Fund - Investor Shares	1.19%
Opportunistic Value Fund - Investor Shares	1.10%
Small Cap Fund - Investor Shares	1.17%
Small Cap Value Fund - Investor Shares	1.19%

FACTORS CONSIDERED IN APPROVING ARTISAN GLOBAL VALUE FUND’S ADVISORY AGREEMENT

Artisan Partners Limited Partnership (“Artisan Partners”) will be responsible for management of Artisan Global Value Fund’s (the “Fund”) investment portfolio and for overall management of the Fund’s business and affairs pursuant to an Investment Advisory Agreement dated August 9, 2007 (the “Advisory Agreement”). Artisan Partners is a Delaware limited partnership the sole general partner of which is Artisan Investment Corporation. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Artisan Investment Corporation is controlled by Andrew A. Ziegler and Carlene M. Ziegler, who together control 100% of its voting stock. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328; 1350 Avenue of Americas, Suite 3005, New York, New York 10019; 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801; and 201 Shannon Oaks Circle, Suite 238, Cary, North Carolina 27511.

The Advisory Agreement for the Fund must be approved initially (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with or pursuant to the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or by reason of reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will be in effect until November 30, 2008 and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Fund’s Board of Directors, including the independent directors, formally considered the initial approval of the Advisory Agreement at a meeting held on August 9, 2007.

Prior to the August 9, 2007 meeting, independent counsel to the independent directors sent to Artisan Partners a request for information to be provided to the directors in connection with the initial approval of the Advisory Agreement. Artisan Partners provided materials to the directors that included responses to that request, other information Artisan Partners believed was useful in evaluating the Advisory Agreement and reports prepared by Lipper Inc. (“Lipper”), an independent source of investment company data, relating to the Fund’s management fees and expenses compared to the management fees and expenses of a relatively small peer group determined by Lipper to be comparable. The directors also received and reviewed a memorandum from their independent counsel regarding the directors’ responsibilities in evaluating the Fund’s investment advisory agreement.

In evaluating the Advisory Agreement, the directors, including the independent directors, reviewed the available information and discussed with representatives of Artisan Partners the nature, extent and quality of the advisory and other services to be provided by Artisan Partners to the Fund, the anticipated overall expense ratios of the Fund, and the prospect for economies of scale and other benefits being derived by Artisan Partners from its relationship with the Fund. In addition to the third party reports by Lipper and the

FACTORS CONSIDERED IN APPROVING ARTISAN GLOBAL VALUE FUND’S ADVISORY AGREEMENT

memorandum from independent counsel, the directors reviewed the information provided prior to the meeting concerning the following:

•

The terms of the Advisory Agreement, which were generally the same as those of investment advisory agreements for other Artisan Funds, with the exception of the fees, including: a list of services performed by Artisan Partners; Artisan Partners’ responsibility for making investment decisions and for observing investment objectives, policies and restrictions of the Fund; Artisan Partners’ standard of care; and termination provisions;

•

Artisan Partners’ personnel and operations, including: the education, experience and number of Artisan Partners’ investment personnel; Artisan Partners’ assessment of its ability to attract and retain capable investment and business professionals through compensation programs and equity participation and recent hiring and retention information; Artisan Partners’ research and decision-making processes, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the Fund; the compensation of Artisan Partners’ personnel with primary responsibility for managing the Fund; the time and attention of Artisan Partners’ personnel devoted to the Fund; and the adequacy and sophistication of Artisan Partners’ technology and systems with respect to investment and administrative matters;

•

Potential for conflicts of interest between the Fund and Artisan Partners and circumstances and actions addressing or bearing on potential conflicts of interest, including: the type and number of other clients served by Artisan Partners; the basis of sharing personnel, services, research and advice among clients; the basis of decisions by Artisan Partners to buy or sell securities for the Fund and other clients where the same security might be bought or sold for a number of clients; Artisan Partners’ methodology of allocating investment opportunities, among the Fund and other clients; potential advantages and disadvantages in having an investment adviser that has other clients; Artisan Partners’ own investments and possible conflicts with the Fund; Artisan Partners’ code of ethics; and litigation pending, threatened or settled involving Artisan Partners, and results of any regulatory examinations;

•

Potential “fall-out” benefits gained by Artisan Partners or its affiliates from their proposed relationship with the Fund, including: benefits to Artisan Partners in attracting and retaining other clients and the method of estimating other benefits;

•

Brokerage and portfolio transactions, including: the standards and performance in seeking best execution; commissions paid, including commissions by purpose; allocation of brokerage for research products and services (“soft dollars”); and Artisan Partners’ practices in light of SEC guidance under Section 28(e) of the Securities Exchange Act of 1934;

•

The structure of advisory fees charged, including: the method of computing fees; recognition of economies of scale through breakpoints in the fees; the frequency of the payment of fees; the absence of other accounts managed by Artisan Partners in the same investment strategy; and potential cost savings by Artisan Partners, incentives to effect savings and the sharing of savings with the Fund;

•

The effect of advisory and other fees on the Fund’s total expenses, including: comparisons of expenses and expense ratios with those of other mutual funds, taking into account comparability factors such as size, account-level charges and investment objective; voluntary expense limitations or reductions and relationship of expenses to

FACTORS CONSIDERED IN APPROVING ARTISAN GLOBAL VALUE FUND’S ADVISORY AGREEMENT

expense limitations; the allocation of certain expenses between Artisan Partners, Artisan Distributors, LLC, the Fund’s distributor, and the Fund; and fees paid to service providers other than Artisan Partners, including custodial, transfer agent and shareholder servicing fees; and

•	The financial condition and stability of Artisan Partners.

In the course of reviewing and discussing the relevant information regarding the initial approval of the Fund’s Advisory Agreement, the directors, including the independent directors, reviewed and discussed the following information:

The nature, extent and quality of Artisan Partners’ services. The directors, including the independent directors, reviewed the nature, extent and the quality of Artisan Partners’ services to the Fund and considered the following:

•

Besides investment management, Artisan Partners will provide the Fund with general administration services, including the preparation of regulatory filings, supervise the pricing of the Fund’s portfolios and calculation of net asset value, manage the Fund’s relationships with its third parties, including its custodian, transfer agent and other service providers.

•	The quality of Artisan Partners’ services to the Fund in absolute terms and relative to mutual fund industry standards.

•	The sufficiency and quality of Artisan Partners personnel.

•	Artisan Partners’ financial condition.

The investment performance of the Fund. Because the Fund is not yet operational, the directors did not have any performance history to review. However, the directors, including the independent directors, did take into account the Fund’s investment management team and that the team’s performance record on behalf of Artisan International Value Fund has been positive over the past five years.

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors, including the independent directors, reviewed the overall estimated expense ratio of the Fund in comparison to the expense ratios of its peers in relation to the nature and quality of services provided. In this regard, the directors considered Artisan Partners’ agreement to reimburse the Fund for any ordinary operating expenses in excess of 1.50% of the Fund’s average net asset annually. The directors, including the independent directors, also considered whether shareholders of the Fund will benefit from economies of scale under the management fee structure in the Advisory Agreement. In their review, the directors, including the independent directors, considered the following:

•

Under the proposed fee schedule, the Fund would pay Artisan Partners a monthly fee at the annual rate of 1.000% of the Fund’s average daily net assets up to $1 billion; 0.975 of 1.000% of the Fund’s average daily net assets from $1 billion up to $4 billion; 0.950 of 1.000% of the Fund’s average daily net assets from $4 billion to $8 billion; 0.925 of 1.000% of the Fund’s average daily net assets from $8 billion up to $12 billion; and 0.900 of 1.000% of the Fund’s average daily net assets over $12 billion.

•	The contractual management fee paid to Artisan Partners by the Fund is in line with those paid by other funds in Lipper’s peer group for the Fund and will be lower after expense reimbursement.

FACTORS CONSIDERED IN APPROVING ARTISAN GLOBAL VALUE FUND’S ADVISORY AGREEMENT

•

Although, the Fund’s total expense ratio is initially expected to be slightly higher than that of other funds in the Lipper peer group, Artisan Partners expects it to decrease over time as the Fund’s assets grow. Artisan Partners also has voluntarily agreed to reimburse the ordinary operating expenses of the Fund to the extent they exceed 1.50% of the Fund’s average daily net assets annually.

Profitability of Artisan Partners. Because the Fund is not yet operational, the directors did not review the profitability of Artisan Partners. However, the directors, including the independent directors, noted that Artisan Partners does not expect to be profitable with respect to the Fund for a period of time until the Fund reaches an asset level that is sufficient to cover the expected expense level.

Other benefits derived by the Fund or Artisan Partners. The directors, including the independent directors, then reviewed the potential benefits that Artisan Partners may derive as a result of its relationship with the Fund, other than the services provided by Artisan Partners pursuant to the Advisory Agreement and the management fees paid in return. For Artisan Partners, the directors, including the independent directors, considered two potential benefits to Artisan Partners: (1) the potential conversion of a Fund shareholder to a separate account client; and (2) the acquisition of research products and services in return for commissions (soft dollars). The directors, including the independent directors, noted that, although Artisan Partners may derive those additional benefits, the Fund also benefits in similar fashion. In reaching those conclusions, the directors, including the independent directors, considered the following:

•

Artisan Partners does not solicit the Fund’s shareholders to become separate account clients nor to purchase other goods or services provided by Artisan Partners or its affiliates. Artisan Partners refers potential separate account clients that do not meet Artisan Partners’ minimum separate account size requirements to the Fund.

•

Artisan Partners utilizes third-party research products and services and proprietary research from executing brokers paid for with soft dollars paid by the Fund and by other clients of Artisan Partners. Artisan Partners’ use of soft dollars provides Artisan Partners, and thereby the Fund, with access to third party and proprietary research and also helps Artisan Partners maintain important and open relationships with brokers. Use of the Fund’s commissions for soft dollar purposes is on the same terms as every other client account managed by Artisan Partners in the same investment strategy.

Based on the foregoing, the directors then reviewed and affirmed each of the following conclusions:

The nature, extent and quality of Artisan Partners’ services. The directors concluded that the nature and extent of Artisan Partners’ services to the Fund would be appropriate and consistent with, and in some cases more advantageous to the Fund than, the terms of the Advisory Agreement. The directors also concluded that Artisan Partners has sufficient personnel, with appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain well qualified personnel.

The investment performance of the Fund. The directors concluded that while the Fund had not yet begun operations and had no performance history, the proposed investment management team had produced positive results for Artisan International Value Fund over the past five years. Based on that information, the prospects for the performance of the Fund were favorable.

FACTORS CONSIDERED IN APPROVING ARTISAN GLOBAL VALUE FUND’S ADVISORY AGREEMENT

Cost of services, economies of scale and benefits derived by Artisan Partners. The directors concluded that the overall estimated expense ratio of the Fund (after giving effect to Artisan Partners’ undertaking to reimburse the Fund for ordinary operating expenses in excess of 1.50% of the Fund’s average net assets annually) was within an acceptable range of the expense ratios of the peer group of funds selected by Lipper. The directors concluded that the fees to be paid by the Fund to Artisan Partners would be fair and reasonable in relation to the nature, extent and quality of services to be provided to the Fund. Although Artisan Partners has not, to date, managed the assets of any separate account client in the strategy proposed for the Fund, the range of services provided to other separate account clients served by Artisan Partners was limited in comparison to the range of services that were to be provided to the Fund. Furthermore, Artisan Partners does not expect to benefit from economies of scale beyond those subsumed in the breakpoints included in the proposed fee schedule.

Other benefits derived by the Fund or Artisan Partners. The directors concluded that, other than the services provided by Artisan Partners pursuant to the Advisory Agreement and the management fees paid in return, the Fund and Artisan Partners may potentially benefit from their relationship with each other in several ways. For Artisan Partners, the directors concluded there were two principal benefits: (1) the potential conversion of a Fund shareholder to a separate account client; and (2) the acquisition of research products and services in return for commissions (“soft dollars”). The directors concluded that, although Artisan Partners derives or may derive those additional benefits, the Fund also could benefit from conversions of separate account clients to Fund shareholders and would benefit from Artisan Partners’ use of soft dollars with respect to its separate account clients.

Following those discussions, the board approved the Fund’s Advisory Agreement by the unanimous vote of all directors and also by the unanimous vote of all the “independent” directors.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND TOP TEN HOLDINGS

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2007. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI and Standard and Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definitions of Portfolio Statistics

Weighted Average Market Cap is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company’s position within the portfolio.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the market in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index.

 NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND TOP TEN HOLDINGS

The indices to which the Funds are compared are:

Artisan International, Artisan International Small Cap and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE® ’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with higher price-to-book ratios. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Small Cap Fund – Morgan Stanley Capital International EAFE® Small Cap Index (MSCI EAFE® Small Cap) is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

Artisan Mid Cap Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies. The Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Artisan Mid Cap Value Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies. The Russell Midcap® Value Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Opportunistic Value Fund – Russell 1000® Index is a market-weighted index of about 1,000 large U.S. companies. The Russell 1000® Value Index is a market-weighted index of those large companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Artisan Small Cap Fund – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies. Russell 2000® Growth Index is a market-weighted index of those small companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Artisan Small Cap Value Fund – Russell 2000® Index is a market-weighted index of about 2,000 small U.S. companies. The Russell 2000® Value Index is a market-weighted index of those small companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND TOP TEN HOLDINGS

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

  PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.344.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, on the Funds’ website at www.artisanfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Artisan Fund voted proxies relating to portfolio securities held during the twelve months ended June 30 is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

  INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

  DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The Board of Directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 15, 2007, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director oversees all nine series of Artisan Funds.

Name and Age at 11/15/07	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held
Directors who are not “interested persons”
David A. Erne – 64	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company)
Thomas R. Hefty – 60	Director	3/27/95	President, Kem Family Foundation; until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services)	None
Jeffrey A. Joerres – 47	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization)	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls)
Patrick S. Pittard – 61	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia	Director, Lincoln National Corporation (insurance and investment management company); Member, Board of Regents of the University System of Georgia
Howard B. Witt – 67	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices)	Director, Franklin Electric Co., Inc. (manufacturer of electric motors)

 DIRECTORS AND OFFICERS

Name and Age at 11/15/07	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held
Director who is an “interested person”*
Andrew A. Ziegler – 50	Director, President and Chief Executive Officer	Director since 1/5/95; and Chairman of the Board 1/5/95 - 12/19/03; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners; Chairman and President of Artisan Distributors; until December 2003, Chairman of Artisan Funds	None
Officers of Artisan Funds
Lawrence A. Totsky – 48	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors	None
Janet D. Olsen – 51	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors	None
Brooke J. Billick – 53	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company)	None
Carlene M. Ziegler – 51	Vice President	3/27/95	Managing Director of Artisan Partners and Portfolio Co-Manager of Artisan Small Cap Fund; until February 2005, Director of Artisan Funds	None
Michael C. Roos – 49	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors; until December 2003, President of Artisan Funds	None

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of the Adviser and an officer and director of Artisan Investment Corporation (the general partner of the Adviser). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control the Adviser. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds’ principal underwriter.

DIRECTORS AND OFFICERS

Name and Age at 11/15/07	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held
Gregory K. Ramirez – 37	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director, Client Accounting since January 2003, Director of Client Accounting and Administration prior thereto; Assistant Treasurer of Artisan Distributors	None
Sarah A. Johnson – 35	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners	None

The business address of the director and officers affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty – W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53188; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.344.1770 or visit our website at www.artisanfunds.com for a free copy of the SAI.

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.344.1770 WWW.ARTISANFUNDS.COM

ARTISAN

ANNUAL

REPORT

SEPTEMBER 30, 2007

ARTISAN EMERGING
MARKETS FUND

_________

ARTISAN INTERNATIONAL

FUND

_________

ARTISAN INTERNATIONAL

VALUE FUND

_________

ARTISAN MID CAP FUND

ARTISAN FUNDS, INC.

INSTITUTIONAL SHARES

TABLE OF CONTENTS

1	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
1	Artisan Emerging Markets Fund
3	Artisan International Fund
5	Artisan International Value Fund
7	Artisan Mid Cap Fund

9	SCHEDULES OF INVESTMENTS
9	Artisan Emerging Markets Fund
12	Artisan International Fund
15	Artisan International Value Fund
17	Artisan Mid Cap Fund

20	STATEMENTS OF ASSETS AND LIABILITIES

22	STATEMENTS OF OPERATIONS

24	STATEMENTS OF CHANGES IN NET ASSETS

26	FINANCIAL HIGHLIGHTS

28	NOTES TO FINANCIAL STATEMENTS

42	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

44	SHAREHOLDER EXPENSE EXAMPLE

46	NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND TOP TEN HOLDINGS

48	PROXY VOTING POLICIES AND PROCEDURES

48	INFORMATION ABOUT PORTFOLIO SECURITIES

48	DIRECTORS AND OFFICERS

ARTISAN FUNDS

P.O. BOX 8412

BOSTON, MA 02266-8412

This report and the audited financial statements contained herein are provided for the general information of the shareholders of the Institutional Shares of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund. Before investing, investors should consider carefully each Fund’s investment objective, risks and charges and expenses. For more complete information on any Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of September 30, 2007. That information and those views may change, and the Funds disclaim any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member FINRA.

ARTISAN EMERGING MARKETS FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Emerging Markets Fund uses a fundamental research process to construct a diversified portfolio of emerging market companies. The team’s investment process is focused on identifying companies that are priced at a discount relative to the team’s estimate of their sustainable earnings.

• Sustainable Earnings. The team estimates a company’s sustainable earnings based upon financial and business analysis. The team’s financial analysis focuses on a company’s balance sheet, income statement, and statement of cash flows within a normalized return on equity model to assess earnings potential. The team’s business analysis examines a company’s competitive advantages and financial strength to assess sustainability. The team believes that over the long-term a stock’s price is directly related to the company’s sustainable earnings.

• Valuation. The team values a business and develops a price target based on its sustainable earnings and cash flow expectations and risk analysis. The team believes that investment opportunities develop when businesses with sustainable earnings are undervalued relative to historical, industry and regional valuations.

• Risk Analysis. The team believes that a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The team’s risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $1,000,000 INVESTMENT (6/26/06 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	Since Inception
Artisan Emerging Markets Fund – Institutional Shares	53.99%	53.42%
MSCI Emerging Markets IndexSM	58.17	57.31

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund’s return may vary greatly over short periods, and current performance may be materially lower or higher than the performance data quoted. The Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future. For current to most recent month-end performance information call 800.399.1770. The table above does not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The Fund’s performance information reflects Artisan Partners’ voluntary undertaking to limit the Fund’s expenses, which may be terminated at any time, has been in effect since the Fund’s inception and has had a material impact on the Fund’s performance. In addition, the outside directors of Artisan Funds have waived that portion of their fees allocable to the Fund through September 30, 2007. Absent that expense waiver, the Fund’s performance would have been lower. See page 46 for a description of each index.

1

INVESTING ENVIRONMENT

The year ended September 30, 2007 was a very strong period for emerging markets stocks, which surged 58.17%. During the fiscal year, there were a couple of brief pullbacks, but neither was enough to derail the rally. The 58% gain easily outdistanced that of developed market stocks, which returned less than 25%. China was the standout among emerging markets gaining more than 134%. Brazil was also strong advancing over 97%. Mexico and Russia were two of the laggards increasing a comparatively small 35% and 24%, respectively. Every sector performed very well, but materials and industrials were the leaders. The healthcare and consumer discretionary sectors were among the worst performing groups.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	7.6%	13.8%
Consumer Staples	7.5	8.0
Energy	12.0	8.1
Financials	17.4	17.8
Healthcare	2.5	2.5
Industrials	8.2	15.3
Information Technology	17.0	11.2
Materials	12.1	13.3
Telecommunication Services	12.8	8.2
Utilities	1.8	1.4
Other assets less liabilities	1.1	0.4
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund participated meaningfully in the rally of emerging markets gaining 53.99%, but fell short of the torrid pace of the MSCI Emerging Markets IndexSM. The Fund benefited from positive security selection in Egypt, Turkey and Russia. Additionally, an overweight position in a strong Brazilian market was also beneficial. The portfolio’s top contributors included Egyptian cable manufacturer El Sewedy Cables Holding Company, Egyptian engineering and construction services company Orascom Construction Industries, Turkish bank Turkiye Garanti Bankasi A.S., Turkish oil refiner Tupras-Turkiye Petrol Rafinerileri A.S. and Russian nickel producer Mining and Metallurgical Company Norilsk Nickel. El Sewedy Cables Holding was a purchase during the period and both Turkish stocks were sold into strength. The portfolio’s leading contributor in Brazil was iron ore company Companhia Vale do Rio Doce. Fund returns were held back relative to the Index by our underweight position in China and the underperformance of our holdings in South Korea. The largest source of weakness relative to the Index in China was our lack of investment in the financial industry. Otherwise our Chinese holdings generally performed quite well. Our list of top performers in the country included GOME Electrical Appliances Holdings Limited, a home appliance and consumer electronics retail chain, diesel engine manufacturer Weichai Power Co., Ltd. and educational services company New Oriental Education & Technology Group, Inc. In South Korea, Samsung Electronics Co., Ltd. and Hyundai Motor Company both posted losses.

FUND CHANGES

Our activity was fairly broad-based, but all of our purchases possessed, in our view, the potential to sustain earnings growth and were trading at attractive prices.

In addition to El Sewedy Cables Holding and GOME Electrical Appliances, our list of purchases included Chinese train-borne electrical systems provider Zhuzhou CSR Times Electric Co., Ltd., Argentine bank Banco Patagonia SA, Indian car manufacturer Tata Motors Limited and Russian bank VTB Bank OJSC. Our purchases were funded in part by the sales already mentioned and Infosys Technologies Limited, NovaTek OAO and Teva Pharmaceutical Industries Ltd.

REGION ALLOCATION

Region	9/30/06	9/30/07
Emerging Asia	49.4%	43.9%
Emerging Europe, Middle East & Africa	23.4	26.7
Latin America	23.4	22.7
Developed Markets	2.7	6.3

As a percentage of total net assets.

2

ARTISAN INTERNATIONAL FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Fund uses a fundamental stock selection process focused on identifying long-term growth opportunities.

Themes. The investment team’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally. Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for the team’s investment themes. The team incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

Valuation. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and the company’s stock price. The team uses multiple valuation metrics to establish price targets.

The Fund primarily invests in non-U.S. growth companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $5,000,000 INVESTMENT (7/1/97 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	10-Year	Since Inception
Artisan International Fund – Institutional Shares	28.99%	25.36%	22.21%	13.71%	13.53%
MSCI EAFE® Growth Index	27.76	23.06	21.38	5.55	5.49
MSCI EAFE® Index	24.86	23.24	23.55	7.97	7.69

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 46 for a description of each index.

3

INVESTING ENVIRONMENT

International equities showed considerable strength during the fiscal year, despite rising volatility toward the end of the period. During the fiscal year, the MSCI EAFE® Index generated a return of 24.86%. Among developed markets, Australia and Hong Kong were standouts, gaining more than 50% each. Japan struggled amid a softening economic environment and was only able to muster a 7% gain. Returns in emerging markets far outdistanced those of developed markets as the group was up more than 58%. Chinese stocks soared more than 130%. In the MSCI EAFE® Index, the materials, industrials and telecommunication sectors were leaders. The financial and healthcare sectors were laggards.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	11.8%	8.4%
Consumer Staples	9.8	9.1
Energy	6.5	6.4
Financials	37.3	23.4
Healthcare	5.7	2.5
Industrials	10.9	16.1
Information Technology	4.8	3.8
Materials	0.0 (1)	7.6
Telecommunication Services	4.8	10.7
Utilities	7.7	8.8
Other assets less liabilities	0.7	3.2
Total	100.0%	100.0%

As a percentage of total net assets.

(1) Represents less than 0.1% of total net assets.

PERFORMANCE DISCUSSION

The Fund returned 28.99% during the fiscal year, outperforming the MSCI EAFE® Index due in part to positive stock selection and exposure to emerging markets such as China. Our demographics and infrastructure themes were key sources of security selection strength in the telecommunications, utilities, financials and energy sectors. Our list of top contributors in those themes and sectors included French construction company Bouygues SA, Chinese wireless provider China Mobile Ltd., French electricity producer Electricite de France, Chinese insurance company China Life Insurance Co., Limited, Russian utility company RAO Unified Energy System and Norwegian energy infrastructure company SeaDrill Ltd. French construction company Alstom, German specialty chemicals company Wacker Chemie AG and Korean Internet and online gaming company NHN Corp. also performed very well. The Fund purchased Wacker Chemie and NHN during the fiscal year.

Returns relative to the Index were negatively impacted by our low weight in a strong materials sector and weakness in our consumer finance related holdings in Japan. In the consumer finance industry, we were hurt by weakness in Japanese consumer credit card company Credit Saison Co., Ltd., Japanese general leasing company ORIX Corporation and Japanese consumer finance company AIFUL CORPORATION. We sold Aiful.

FUND CHANGES

Our fundamental investment decisions resulted in significant reductions in our weights in the financial sector and Japan during the year.

Our sales in those two areas included UBS AG, Mizuho Financial Group, Inc., UniCredito Italiano SpA, Fortis, Shinhan Financial Group Co., Ltd., ING Groep N.V., Mitsubishi UFJ Financial Group, Inc. and Axa.

Those sales funded purchases in a variety of sectors. Our largest additions were German car and truck manufacturer DaimlerChrysler AG, German specialty chemicals company Wacker Chemie, German pharmaceutical company Bayer AG and Japanese heavy machine manufacturer Mitsubishi Heavy Industries, Ltd.

REGION ALLOCATION

Region	9/30/06	9/30/07
Europe	55.4%	58.9%
Emerging Markets	14.0	19.1
Pacific Basin	29.0	17.6
Americas	0.9	1.2

As a percentage of total net assets.

4

ARTISAN INTERNATIONAL VALUE FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan International Value Fund uses a bottom-up investment process focused on identifying what the investment team believes are high quality, undervalued businesses that offer the potential for superior risk/reward outcomes.

The team’s in-depth research process focuses on four key investment characteristics:

Undervaluation. Determining the intrinsic value of the business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business. As long-term investors, it is the team’s core belief that valuation is the most crucial determinant of stock market return over the long-term.

Business quality. The team seeks to invest in companies with a history of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries. This criteria helps rule out businesses that are statistically cheap, but whose values are deteriorating over time.

Financial strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

Shareholder-oriented management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

The Fund primarily invests in undervalued, non-U.S. companies of all market capitalizations in developed and emerging markets.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $5,000,000 INVESTMENT (10/1/06 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	Since Inception
Artisan International Value Fund – Institutional Shares	13.48%
MSCI EAFE® Value Index	21.94
MSCI EAFE® Index	24.86

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. See page 46 for a description of each index.

5

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2007, international stocks performed very well, as the MSCI EAFE® Index gained 24.86%, but not without a fair amount of volatility as it became increasingly clear that the credit-driven excesses of the past several years were worse than many had feared. Amid the volatility, investors preferred stocks in emerging markets and the materials sector. Financial and consumer-related stocks were among the worst performers.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	26.3%	23.5%
Consumer Staples	17.0	14.5
Financials	18.4	16.1
Healthcare	—	8.7
Industrials	16.5	14.5
Information Technology	2.8	5.9
Materials	4.4	2.8
Telecommunication Services	5.1	7.9
Utilities	1.1	—
Other assets less liabilities	8.4	6.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund increased 13.48% during the fiscal year ended September 30, 2007, compared to our primary benchmark, the MSCI EAFE® Index, which increased 24.86% over the same period.

As value investors, we spend our time and energy researching businesses and management teams and allocating capital to those businesses where we see a meaningful discount between the stock prices and what we estimate to be their underlying intrinsic values. Over longer periods of time, we believe stock prices and underlying business values must ultimately converge. This has been our experience over the years and it is the principle that guides us as we continue to execute our investment strategy.

The increase in share price of the following companies had a meaningful positive impact on the portfolio over the past year: Vodafone Group PLC, a global wireless telecommunications company; Pfeiffer Vacuum Technology AG, a German vacuum pumps manufacturer; Diageo PLC, a United Kingdom-based beverage company; Galiform Plc, a U.K. trade kitchen business; and Countrywide PLC, a U.K. service provider to companies in the residential property industry. Although it was a strong period for international equities, several stocks in the portfolio posted losses. Japanese homebuilder Sekisui House, Ltd., U.K.-based reinsurance broker Benfield Group Plc, Japanese pachinko machine manufacturer SANKYO CO., LTD., U.K.-based jewelry retailer Signet Group PLC and Japanese consumer finance companies ACOM CO., LTD. and TAKEFUJI CORPORATION were among our holdings that declined during the period.

FUND CHANGES

Despite the gyrations in the market, we made very few significant purchases or sales in the portfolio during the second half of the fiscal year. Assuming similar discounts, we tend to prefer to buy more of a company we already own rather than a new company. Hence our activity was primarily confined to movements among investments within the portfolio.

Our two largest purchases during the fiscal year were Switzerland-based pharmaceutical company Novartis AG and Japanese consumer credit card company Credit Saison Co., Ltd. Our purchase of Credit Saison was partially funded by the sale of TAKEFUJI, which had been added to the Fund early in the fiscal year.

REGION ALLOCATION

Region	9/30/06	9/30/07
Europe	54.3%	55.5%
Pacific Basin	14.0	19.4
Americas	12.5	10.3
Emerging Markets	10.8	8.7

As a percentage of total net assets.

6

ARTISAN MID CAP FUND

INSTITUTIONAL SHARES

INVESTMENT PROCESS HIGHLIGHTS

Artisan Mid Cap Fund uses a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap growth companies.

Security Selection. The team’s investment process begins by identifying companies that possess franchise characteristics (strong competitive positions), selling at attractive valuations and benefiting from an accelerating trend. The investment team looks for companies that are well positioned for long-term growth, driven by demand for their products and services, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle.

Capital Allocation. Based on the investment team’s fundamental analysis of a company’s profit cycle, portfolio holdings develop through three stages. GardenSM investments are small positions in the early part of their profit cycle that will warrant a more sizeable allocation once their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because they are moving through the strongest part of their profit cycle. HarvestSM investments are positions that are being reduced as they near the team’s estimate of full valuation or their profit cycle begins to decelerate.

Broad Diversification. The team looks for investment opportunities across the entire economy so that it can find sustainable growth regardless of the sector or industry.

The Fund primarily invests in medium-sized U.S. growth companies. The Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of companies included in the Russell Midcap® Index.

PERFORMANCE HISTORY

GROWTH OF AN ASSUMED $5,000,000 INVESTMENT (7/1/00 to 9/30/07)

AVERAGE ANNUAL TOTAL RETURNS (as of 9/30/07)

Fund / Index	1-Year	3-Year	5-Year	Since Inception
Artisan Mid Cap Fund – Institutional Shares	30.17%	18.37%	19.14%	7.11%
Russell MidCap® Growth Index	21.22	17.01	20.39	0.77
Russell MidCap® Index	17.87	17.34	20.90	9.64

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, visit www.artisanfunds.com or call 800.399.1770. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on distributions or sale of Fund shares. See page 46 for a description of each index.

7

INVESTING ENVIRONMENT

During the fiscal year ended September 30, 2007, mid-cap stocks performed well as the Russell Midcap® Index gained 17.87%. The market showed a clear preference for growth as the Russell Midcap® Growth Index gained 21.22% compared to the 13.75% return for the Russell Midcap® Value Index. Concerns about the housing market and stress in the subprime mortgage industry, strength in oil and other commodities, and a cut in interest rates by the Federal Reserve were a few of the key economic stories that drove differences in returns across sectors. In the Russell Midcap® Growth Index, commodity-sensitive materials and energy stocks gained over 40% while the financial and consumer discretionary sectors improved by about 9% and 15%, respectively.

SECTOR DIVERSIFICATION

Sector	9/30/06	9/30/07
Consumer Discretionary	11.5%	9.9%
Consumer Staples	3.3	4.9
Energy	6.0	3.7
Financials	11.7	6.5
Healthcare	18.3	22.7
Industrials	16.1	13.1
Information Technology	26.8	31.1
Materials	1.2	1.3
Telecommunication Services	2.6	1.7
Other assets less liabilities	2.5	5.1
Total	100.0%	100.0%

As a percentage of total net assets.

PERFORMANCE DISCUSSION

The Fund benefited from strong security selection as it returned 30.17%, outperforming the Russell Midcap® and Russell Midcap® Growth indices. Although selection results were broadly positive, the Fund’s largest source of strength relative to the Russell Midcap® Growth Index was the healthcare sector. During the period the Fund benefited from premium takeout offers received by two companies—MedImmune, Inc. and Ventana Medical Systems, Inc. MedImmune’s transaction closed during the fiscal year. We remained investors in Ventana. Other winners in the healthcare sector included robotic surgery systems manufacturer Intuitive Surgical, Inc. and pharmacy benefit manager Express Scripts, Inc. The rest of our top performers were spread throughout the portfolio. Online retailer Amazon.com, Inc. supported results in the consumer discretionary sector, beverage distributor Hansen Natural Corporation was a standout in the consumer staples sector and complex metal components manufacturer Precision Castparts Corp. and worldwide energy service company McDermott International, Inc. accounted for the majority of the Fund’s return in the industrials sector.

Weakness in the portfolio could largely be traced to Advanced Micro Devices, Inc., MGIC Investment Corporation and Chico’s FAS, Inc. We sold our positions in semiconductor chip manufacturer Advanced Micro Devices and private mortgage insurer MGIC because we believed the risks were not skewed in our favor. We continued to hold casual women’s clothing retailer Chico’s.

FUND CHANGES

During the period, our transaction activity was not centered in one particular area. One change of note is a larger amount of portfolio capital being focused in CropSM holdings. As of September 30, 2007, we had more than 62% of capital in our top 30 holdings compared to about 52% at the beginning of the fiscal year.

Hansen Natural and Intuitive Surgical were two of our largest purchases. We also purchased NVIDIA Corporation, C.R. Bard, Inc. and Applera Corporation, among others.

Our purchases were funded with sales from a broad range of sectors. In addition to Advanced Micro Devices and MGIC, we sold Freescale Semiconductor, Inc., The TJX Companies, Inc., Investors Financial Services Corp., Adobe Systems Incorporated, Alliance Data Systems Corporation and Conventry Health Care, Inc.

8

ARTISAN EMERGING MARKETS FUND

Schedule of Investments—September 30, 2007

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 99.6%

ARGENTINA - 1.3%
Banco Patagonia SA (DR)(1)(2)	11,900	$244,069

BRAZIL - 17.0%
American Banknote SA	8,000	86,547
Anhangera Educacional Participacoes SA (Unit)(2)(3)	5,200	94,610
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Preferred(3)	5,900	90,125
Companhia Energetica de Minas Gerais- CEMIG, Preferred(3)	5,900	125,532
Companhia Vale do Rio Doce	27,900	942,938
Duratex S.A., Preferred(3)	3,500	104,446
Empresa Brasileira de Aeronautica S.A.	14,300	157,589
Petroleo Brasileiro S.A.	20,600	778,822
Rodobens Negocios Imobiliarios SA	9,100	111,454
Tim Participacoes S.A., Preferred(3)	50,800	207,302
Unibanco - Uniao de Bancos Brasileiros S.A. (Unit)(3)	13,700	181,546
Votorantim Celulose e Papel S.A., Preferred(3)	5,100	146,072
Wilson Sons Limited (DR)(2)	7,500	95,745

		3,122,728
CHILE - 0.7%
Compania Cervecerias Unidas S.A. (DR)	3,200	123,200

CHINA - 7.4%
Acorn International Inc. (DR)(2)	10,777	222,868
Chaoda Modern Agriculture (Holdings) Limited	176,000	142,406
GOME Electrical Appliances Holdings Limited	109,888	216,275
Mindray Medical International Limited, Class A (DR)	2,300	98,785
New Oriental Education & Technology Group, Inc. (DR)(2)	3,583	238,484
Vinda International Holdings Limited(2)	253,000	150,358
Zhuzhou CSR Times Electric Co., Ltd., H Shares	168,000	285,696

		1,354,872
COLOMBIA - 0.9%
Almacenes Exito S.A. (DR)(1)	15,233	112,420
Suramericana de Inversiones S.A.	5,225	48,108

		160,528
EGYPT - 4.1%
Egyptian Financial Group-Hermes Holding(1)	23,562	191,440
El Sewedy Cables Holding Company(1)(2)(3)	6,391	103,001
Ghabbour Auto(1)(2)(3)	27,544	203,345
Orascom Construction Industries(1)	1,490	124,886
Telecom Egypt(1)	41,040	124,958

		747,630

	Shares Held	Value

HONG KONG - 2.3%
Huabao International Holdings Limited	205,000	$184,857
Samson Holding Ltd.	410,000	116,030
Tingyi (Cayman Islands) Holding Corporation	80,000	123,491

		424,378
INDIA - 5.7%
Bajaj Hindusthan Limited	26,293	112,668
Central Bank Of India(2)	29,805	111,598
Dr. Reddy’s Laboratories Limited	7,623	123,975
Jaiprakash Associates Ltd.	3,777	103,033
JSW Steel Limited	5,309	113,514
Satyam Computer Services Limited	10,091	113,173
Tata Motors Limited	11,966	241,737
Wockhardt Limited	12,546	130,994

		1,050,692
INDONESIA - 0.9%
PT Telekomunikasi Indonesia	136,500	164,188

ISRAEL - 0.7%
Strauss Group Ltd.(1)(2)	10,352	138,924

MEXICO - 6.8%
America Movil SAB de C.V., Series L(3)	123,800	396,164
Banco Compartamos SA de CV(2)(3)	14,800	80,377
Consorcio ARA, S.A. de C.V.	97,700	130,863
Fomento Economico Mexicano SAB, Series UBD	46,800	174,322
Grupo Aeroportuario del Pacifico SA de CV, Class B	20,700	113,271
Grupo Financiero Banorte S.A. de C.V.	31,500	124,705
Grupo Televisa S.A.	50,000	240,231

		1,259,933
NETHERLANDS - 1.8%
Kardan NV	13,053	223,355
Plaza Centers (Europe) BV(2)	31,256	114,950

		338,305
NIGERIA - 0.5%
Guaranty Trust Bank Plc. (DR)(1)(2)	7,150	84,584

PAKISTAN - 0.4%
Pakistan Telecommunication Company Limited	90,500	78,261

PHILIPPINES - 1.6%
Manila Water Company	425,500	132,231
Philippine Long Distance Telephone Company	2,440	157,612

		289,843

9

	Shares Held	Value

POLAND - 0.8%
Polski Koncern Naftowy Orlen S.A.(2)	7,306	$153,432

RUSSIA - 5.6%
LUKOIL (DR)	5,274	438,269
Mining and Metallurgical Company Norilsk Nickel (DR)	882	239,904
PIK Group (DR)(1)(2)	4,640	129,456
VTB Bank OJSC (DR)(1)(2)	25,896	231,769

		1,039,398
SINGAPORE - 1.1%
Epure International Ltd.(2)	132,000	195,490

SOUTH AFRICA - 6.2%
Ellerine Holdings Limited	11,683	125,321
Gold Fields Limited	13,960	251,569
Grindrod Limited	39,367	147,313
Impala Platinum Holdings Limited	6,634	231,106
Reunert Limited	11,530	112,132
Telkom South Africa Limited	5,273	132,795
Tiger Brands Limited	5,404	142,644

		1,142,880
SOUTH KOREA - 14.0%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	3,194	202,068
GS Engineering & Construction Corp.	1,232	214,038
Hyundai Development Company	1,544	144,244
Hyundai Motor Company	3,673	296,585
Kookmin Bank	4,203	349,944
Korean Air Lines Co., Ltd.	1,747	118,159
MegaStudy Co., Ltd.	596	181,691
Samsung Electronics Co., Ltd.	1,109	696,760
Shinhan Financial Group Co., Ltd.	3,426	223,858
Shinsegae Co., Ltd.	225	156,605

		2,583,952
SWEDEN - 0.6%
West Siberian Resources Ltd (DR)(2)	137,000	113,740

TAIWAN - 10.9%
Acer Inc.	74,122	130,596
AU Optronics Corp.	111,453	192,272

	Shares Held	Value

TAIWAN (CONTINUED)
Cathay Financial Holding Co., Ltd.	78,088	$184,722
Chinatrust Financial Holding Company Ltd.(2)	175,440	128,751
Far Eastern Textile Ltd.	182,292	244,937
Hon Hai Precision Industry Co., Ltd.	54,440	410,364
Taishin Financial Holdings Co., Ltd.(2)	430,000	217,405
Taiwan Fertilizer Co., Ltd.	41,000	98,998
Taiwan Semiconductor Manufacturing Company Ltd.	208,669	406,660

		2,014,705
THAILAND - 3.0%
Bumrungrad Hospital Public Company Limited (DR)	84,400	110,194
Krung Thai Bank Public Company Limited (DR)	257,500	82,640
The Siam Cement Public Company Limited (DR)	16,400	121,535
Siam Commercial Bank Public Company Limited (DR)	53,200	122,620
Total Access Communication Public Company Limited(2)	82,800	110,952

		547,941
TURKEY - 4.1%
Cimsa Cimento Sanayi ve Ticaret A.S.	24,599	211,955
Tofas Turk Otomobil Fabrikasi AS	19,285	96,665
Turk Sise ve Cam Fabrikalari AS	17,216	85,581
Turkcell Iletisim Hizmetleri AS	16,801	141,980
Turkiye Sinai Kalkinma Bankasi A.S.(2)	119,127	211,211

		747,392
UNITED ARAB EMIRATES - 0.7%
Arabtec Holding Company	77,000	129,618

UNITED KINGDOM - 0.5%
Anglo American PLC	1,290	86,808

Total common and preferred stocks (Cost $15,482,837)		18,337,491

10

	Par Amount	Value

SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 2.7%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $509,191(4) (Cost $509,000)	$509,000	$509,000

Total investments - 102.3% (Cost $15,991,837)		18,846,491

Other assets less liabilities - (2.3%)		(430,128)

Total net assets - 100.0%(5)		$18,416,363

(1)	Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds. In total, securities valued at a fair value were $1,688,852 or 9.2% of total net assets.
(2)	Non-income producing security.
(3)	Non-voting shares.
(4)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal National Mortgage Association Note	5.55%	7/10/28	$521,100

(5)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company’s legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2007
	Value	Percentage of Total Net Assets
Consumer Discretionary	$2,544,860	13.8%
Consumer Staples	1,467,163	8.0
Energy	1,484,263	8.1
Financials	3,287,108	17.8
Healthcare	463,948	2.5
Industrials	2,811,818	15.3
Information Technology	2,061,957	11.2
Materials	2,444,399	13.3
Telecommunication Services	1,514,212	8.2
Utilities	257,763	1.4

Total common and preferred stocks	18,337,491	99.6
Short-term investments	509,000	2.7

Total investments	18,846,491	102.3
Other assets less liabilities	(430,128)	(2.3)

Total net assets	$18,416,363	100.0%

CURRENCY EXPOSURE - September 30, 2007
	Value	Percentage of Total Investments
Brazilian real	$3,122,728	16.6%
British pound	201,758	1.1
Colombian peso	48,108	0.2
Egyptian pound	747,630	4.0
Euro	223,355	1.2
Hong Kong dollar	1,219,113	6.5
Indian rupee	1,050,692	5.6
Indonesian rupiah	164,188	0.9
Israeli shekel	138,924	0.7
Mexican peso	1,259,933	6.7
Pakistani rupee	78,261	0.4
Philippine peso	289,843	1.5
Polish zloty	153,432	0.8
Singapore dollar	195,490	1.0
South African rand	1,142,880	6.0
South Korean won	2,583,952	13.7
Swedish krona	113,740	0.6
Taiwan dollar	2,014,705	10.7
Thai baht	436,989	2.3
Turkish lira	747,392	4.0
United Arab Emirates dirham	129,618	0.7
US dollar	2,783,760	14.8

Total investments	$18,846,491	100.0%

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
Companhia Vale do Rio Doce	Brazil	5.1%
Petroleo Brasileiro S.A.	Brazil	4.2
Samsung Electronics Co., Ltd.	South Korea	3.8
LUKOIL	Russia	2.4
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.2
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	2.2
America Movil SAB de C.V.	Mexico	2.2
Kookmin Bank	South Korea	1.9
Hyundai Motor Company	South Korea	1.6
Zhuzhou CSR Times Electric Co., Ltd.	China	1.6

Total		27.2%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

11

ARTISAN INTERNATIONAL FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON AND PREFERRED STOCKS - 96.8%

ARGENTINA - 0.8%
Tenaris S.A.	3,290,724	$86,903,377
Tenaris S.A. (DR)	1,063,700	55,971,894

		142,875,271
AUSTRIA - 0.3%
Wiener Staedtische Versicherung AG	736,167	51,437,119

BELGIUM - 0.3%
Delhaize Group	580,436	55,619,595
Umicore	9,324	2,228,335

		57,847,930
BRAZIL - 0.4%
Vivo Participacoes S.A., Preferred (DR)	13,449,768	66,710,849

CANADA - 1.2%
Canadian Pacific Railway Limited	3,155,092	221,771,417

CHINA - 8.8%
China Construction Bank, H Shares	151,924,900	138,951,232
China Life Insurance Co., Limited, H Shares	37,635,500	215,921,750
China Merchants Holdings International Company Limited	26,039,000	162,118,847
China Mobile Ltd.	10,893,900	178,251,970
China Netcom Group Corporation (Hong Kong) Limited	50,860,400	136,083,964
China Petroleum and Chemical Corporation, H Shares	98,118,000	122,050,343
China Resources Land Limited	83,137,600	173,037,346
China Unicom Limited	177,706,800	367,581,744
Denway Motors Limited	134,613,200	78,615,349

		1,572,612,545
FINLAND - 2.8%
Fortum Oyj	13,387,796	491,384,938

FRANCE - 11.7%
Alstom	1,302,412	264,777,301
Bouygues SA	4,293,881	370,371,705
Carrefour SA	3,393,845	237,762,292
Electricite de France	3,378,522	357,225,225
LVMH Moet Hennessy Louis Vuitton SA	2,642,797	316,817,428
Technip SA	2,776,889	248,273,446
Vinci SA	3,786,936	295,864,922

		2,091,092,319

	Shares Held	Value

GERMANY - 16.9%
Allianz SE	2,037,492	$476,043,423
Bayer AG	5,048,761	401,863,772
Celesio AG	218,536	13,792,361
DaimlerChrysler AG	4,533,084	456,613,418
Deutsche Telekom AG	15,018,365	295,104,671
Fraport AG	2,722,657	188,256,217
IVG Immobilien AG	1,234,066	45,998,978
Linde AG	2,250,470	279,476,780
RWE AG	1,375,294	172,969,028
Siemens AG	1,438,758	197,814,941
United Internet AG	3,916,367	88,179,925
Wacker Chemie AG	1,744,630	408,315,172

		3,024,428,686
HONG KONG - 6.4%
The Bank of East Asia, Ltd.	34,776,600	195,717,212
Hutchison Whampoa Limited	29,995,800	321,224,406
NWS Holdings Limited	39,471,246	92,917,126
Sun Hung Kai Properties Limited	15,383,900	259,239,746
Swire Pacific Limited, Class A	20,714,777	251,278,771
Tencent Holdings Limited	2,569,600	16,593,312

		1,136,970,573
ITALY - 1.4%
Hera SpA	2,731,983	11,277,966
Intesa Sanpaolo	17,459,232	134,811,769
Mediobanca S.p.A.	5,053,080	110,531,419

		256,621,154
JAPAN - 10.7%
Chugai Pharmaceutical Co., Ltd.	4,636,200	76,567,026
Credit Saison Co., Ltd.(1)	8,625,200	222,266,069
JAPAN TOBACCO INC.	61,309	336,795,186
Jupiter Telecommunications Co., Ltd.(2)	212,121	164,725,488
Kirin Holdings Company, Limited	8,217,800	108,745,536
Mitsubishi Estate Company Ltd.	4,531,400	129,789,805
Mitsubishi Heavy Industries, Ltd.	54,680,100	357,504,506
Mitsui Fudosan Co., Ltd.	4,226,725	117,383,474
ORIX Corporation	915,580	208,838,166
TOKYU LAND CORPORATION	7,329,100	73,568,557
Urban Corporation	7,324,200	118,791,491

		1,914,975,304
LUXEMBOURG - 0.4%
RTL Group	767,688	77,996,270

MEXICO - 0.7%
Grupo Televisa S.A. (DR)	5,449,505	131,714,536

NETHERLANDS - 1.8%
ASML Holding N.V.(2)	9,905,781	328,409,636

12

	Shares Held	Value

NORWAY - 3.7%
Orkla ASA	14,066,021	$251,251,161
Renewable Energy Corp AS(2)	2,359,200	108,743,093
SeaDrill Ltd.(2)	13,037,705	293,219,890

		653,214,144
QATAR - 0.1%
Industries Qatar	469,941	16,529,712

RUSSIA - 4.0%
Gazprom (DR)	994,950	43,877,295
LUKOIL (DR)	3,612,472	300,196,423
Mining and Metallurgical Company Norilsk Nickel (DR)	438,794	119,351,968
OAO TMK (DR)(3)	1,053,442	43,507,155
RAO Unified Energy System (DR)(2)	1,691,783	204,705,743

		711,638,584
SINGAPORE - 0.5%
Oversea-Chinese Banking Corporation Limited	11,808,000	70,744,665
Singapore Telecommunications Limited	7,651,000	20,704,827

		91,449,492
SOUTH AFRICA - 0.5%
MTN Group Limited	377,738	5,729,700
Naspers Limited	3,207,796	88,942,736

		94,672,436
SOUTH KOREA - 3.8%
Hana Financial Group Inc.	2,898,094	136,639,812
Kookmin Bank	3,423,600	285,050,612
NHN Corp.(2)	1,076,188	249,056,620

		670,747,044
SPAIN - 4.3%
Gamesa Corporacion Tecnologica, S.A.	5,158,872	210,757,768
Industria de Diseno Textil, S.A.	2,733,417	184,206,020
Telefonica S.A.	13,431,346	375,962,084

		770,925,872
SWEDEN - 0.1%
Assa Abloy AB, Class B	760,600	15,786,572

SWITZERLAND - 8.6%
Adecco SA	2,163,925	127,967,564
Holcim Ltd.	1,248,635	137,920,946
Nestle SA	1,324,417	594,949,616
Roche Holding AG	360,549	75,376,961
Roche Holding AG - Genussscheine(4)	1,584,038	287,215,308
Swiss Re	3,472,518	309,297,931

		1,532,728,326
UNITED KINGDOM - 6.6%
Lloyds TSB Group plc	23,925,186	265,558,556
National Grid PLC	20,594,848	330,354,241
Standard Chartered plc	5,830,757	190,875,487

	Shares Held	Value

UNITED KINGDOM (CONTINUED)
Vodafone Group Plc	24,555,207	$88,673,437
William Morrison Supermarkets PLC	50,834,115	293,558,358

		1,169,020,079

Total common and preferred stocks (Cost $12,539,106,132)		17,293,560,808

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 4.0%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $711,434,688(5)
(Cost $711,168,000)	$711,168,000	711,168,000

Total investments - 100.8% (Cost $13,250,274,132)		18,004,728,808

Other assets less liabilities - (0.8%)		(145,359,632)

Total net assets - 100.0%(6)		$17,859,369,176

(1)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(2)	Non-income producing security.
(3)	Valued at a fair value in accordance with procedures established by the Board of Directors of Artisan Funds. In total, securities valued at a fair value were $43,507,155 or 0.2% of total net assets.
(4)	Non-voting shares.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal Home Loan Mortgage Corporation Note	4.125%	11/18/09	$50,500,000
Federal Home Loan Mortgage Corporation Note	5.31	6/5/09	102,000,000
Federal Home Loan Bank Note	4.75	4/24/09	134,823,375
Federal Home Loan Bank Note	4.50	10/9/09	75,375,000
Federal Home Loan Bank Note	4.875	5/14/10	61,725,000
Federal National Mortgage Association Note	4.75	3/12/10	138,036,700
Federal National Mortgage Association Note	5.30	4/16/10	102,625,000
Federal National Mortgage Association Note	5.08	5/14/10	60,312,713

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

13

PORTFOLIO DIVERSIFICATION - September 30, 2007
	Value	Percentage of Total Net Assets
Consumer Discretionary	$1,499,631,245	8.4%
Consumer Staples	1,627,430,583	9.1
Energy	1,150,492,668	6.4
Financials	4,181,773,390	23.4
Healthcare	452,951,656	2.5
Industrials	2,876,792,708	16.1
Information Technology	682,239,493	3.8
Materials	1,349,156,973	7.6
Telecommunication Services	1,905,174,951	10.7
Utilities	1,567,917,141	8.8

Total common and preferred stocks	17,293,560,808	96.8
Short-term investments	711,168,000	4.0

Total investments	18,004,728,808	100.8
Other assets less liabilities	(145,359,632)	(0.8)

Total net assets	$17,859,369,176	100.0%

CURRENCY EXPOSURE - September 30, 2007
	Value	Percentage of Total Investments
British pound	$1,169,020,079	6.5%
Euro	7,237,047,301	40.2
Hong Kong dollar	2,709,583,118	15.1
Japanese yen	1,914,975,304	10.6
Norwegian krone	653,214,144	3.6
Qatari riyal	16,529,712	0.1
Singapore dollar	91,449,492	0.5
South African rand	94,672,436	0.5
South Korean won	670,747,044	3.7
Swedish krona	15,786,572	0.1
Swiss franc	1,532,728,326	8.5
US dollar	1,898,975,280	10.6

Total investments	$18,004,728,808	100.0%

TOP TEN HOLDINGS - September 30, 2007

Company Name	Country	Percentage of Total Net Assets
Nestle SA	Switzerland	3.3%
Fortum Oyj	Finland	2.8
Allianz SE	Germany	2.7
DaimlerChrysler AG	Germany	2.6
Wacker Chemie AG	Germany	2.3
Bayer AG	Germany	2.3
Telefonica S.A.	Spain	2.1
Bouygues SA	France	2.1
China Unicom Limited	China	2.1
Roche Holding AG	Switzerland	2.0

Total		24.3%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The Fund owns Roche Holding AG, which represents 2.0% of the Fund’s total net assets, and Chugai Pharmaceutical Co., Ltd., which represents 0.5% of the Fund’s total net assets. Roche Holding AG is the parent company of Chugai Pharmaceutical Co., Ltd. If you aggregated the Fund’s holdings of Roche Holding AG and Chugai Pharmaceutical Co., Ltd., the aggregated amount would represent 2.5% of the Fund’s total net assets.

The accompanying notes are an integral part of the financial statements.

14

ARTISAN INTERNATIONAL VALUE FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 93.9%

BERMUDA - 1.3%
Lancashire Holdings Ltd (1)	3,221,364	$23,859,075

CANADA - 2.8%
CanWest Global Communications Corp.(1)	7,067,600	51,160,428

FRANCE - 4.6%
Gemalto NV(1)	1,190,700	34,500,888
Sanofi-Aventis	320,795	27,162,641
Vivendi	527,904	22,281,831

		83,945,360
GERMANY - 5.3%
Bayerische Motoren Werke AG	148,552	9,580,966
Heidelberger Druckmaschinen AG	940,445	41,142,717
Pfeiffer Vacuum Technology AG(2)	499,995	45,373,266

		96,096,949
HONG KONG - 3.3%
Guoco Group Limited	2,919,600	39,810,081
Pacific Century Premium Developments Limited	61,430,900	19,202,466

		59,012,547
ITALY - 1.1%
Esprinet S.p.A.	1,133,051	19,856,630

JAPAN - 16.1%
ACOM CO., LTD	388,670	8,662,301
Central Japan Railway Company	3,774	40,084,273
Credit Saison Co., Ltd.(2)	2,009,500	51,783,572
MEITEC CORPORATION	1,512,700	44,380,786
PLENUS Co., Ltd.	279,300	4,566,451
The San-in Godo Bank, Ltd.	932,212	7,385,304
SANKYO CO., LTD.	1,232,600	49,898,490
Sekisui House, Ltd.	3,877,700	48,815,167
UNI-CHARM CORPORATION	592,800	36,383,929

		291,960,273
MEXICO - 3.8%
Grupo Modelo, S.A. de C.V., Series C	6,979,300	33,500,946
Kimberly-Clark de Mexico, S.A. de C.V., Class A	7,756,200	34,953,746

		68,454,692

	Shares Held	Value

NETHERLANDS - 4.6%
Wolters Kluwer NV	2,790,793	$82,853,825

SOUTH KOREA - 3.6%
Lotte Chilsung Beverage Co., Ltd.	12,509	19,080,599
SK Telecom Co., Ltd. (DR)	1,566,911	46,537,257

		65,617,856
SWITZERLAND - 12.3%
Adecco SA	654,908	38,729,152
Givaudan SA	55,001	50,831,931
Novartis AG	1,690,938	93,315,668
Pargesa Holding SA	286,197	31,538,823
Tamedia AG	70,228	8,921,384

		223,336,958
UNITED KINGDOM - 27.6%
Benfield Group Plc(2)	11,229,422	66,628,592
Carpetright PLC	732,211	15,760,037
Diageo PLC	4,490,868	98,682,423
Experian Group Ltd.	2,566,367	27,146,543
Galiform Plc(1)	16,229,306	36,525,643
Home Retail Group	5,311,316	40,506,529
Signet Group PLC	23,501,201	40,269,859
SurfControl PLC(1)(2)	1,622,708	22,908,397
Unilever PLC (DR)	1,279,513	40,522,177
Vitec Group PLC	1,133,496	14,216,271
Vodafone Group PLC (DR)	2,649,268	96,168,428

		499,334,899
UNITED STATES - 7.5%
Arch Capital Group Ltd.(1)	282,736	21,038,386
Covidien Ltd.(1)	908,950	37,721,425
Tyco Electronics Ltd.	817,950	28,979,968
Tyco International Ltd.	588,450	26,091,873
Willis Group Holdings Limited	554,895	22,717,401

		136,549,053

Total common stocks (Cost $1,471,925,361)		1,702,038,545

15

	Par Amount	Value
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 5.4%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $98,211,816(3)
(Cost $98,175,000)	$98,175,000	$98,175,000

Total investments - 99.3% (Cost $1,570,100,361)		1,800,213,545

Other assets less liabilities - 0.7%		13,365,869

Total net assets - 100.0%(4)		$1,813,579,414

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal National Mortgage Association Note	6.25%	5/15/29	$39,755,500
Federal National Mortgage Association Note	5.55	7/10/28	12,323,050
Federal National Mortgage Association Note	5.50	7/14/28	48,062,500

(4)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider and in some cases are translations; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

PORTFOLIO DIVERSIFICATION - September 30, 2007
	Value	Percentage of Total Net Assets
Consumer Discretionary	$425,356,881	23.5%
Consumer Staples	263,123,820	14.5
Financials	292,626,001	16.1
Healthcare	158,199,734	8.7
Industrials	262,948,610	14.5
Information Technology	106,245,883	5.9
Materials	50,831,931	2.8
Telecommunication Services	142,705,685	7.9

Total common stocks	1,702,038,545	93.9
Short-term investments	98,175,000	5 .4

Total investments	1,800,213,545	99.3
Other assets less liabilities	13,365,869	0 .7

Total net assets	$1,813,579,414	100.0%

CURRENCY EXPOSURE - September 30, 2007
	Value	Percentage of Total Investments
British pound	$386,503,369	21.5%
Canadian dollar	51,160,428	2.8
Euro	282,752,764	15.7
Hong Kong dollar	59,012,547	3.3
Japanese yen	291,960,273	16.2
Mexican peso	68,454,692	3.8
South Korean won	19,080,599	1.1
Swiss franc	223,336,958	12.4
US dollar	417,951,915	23.2

Total investments	$1,800,213,545	100.0%

TOP TEN HOLDINGS - September 30, 2007
Company Name	Country	Percentage of Total Net Assets
Diageo PLC	United Kingdom	5.4%
Vodafone Group PLC	United Kingdom	5.3
Novartis AG	Switzerland	5.1
Wolters Kluwer NV	Netherlands	4.6
Benfield Group Plc	United Kingdom	3.7
Credit Saison Co., Ltd.	Japan	2.9
CanWest Global Communications Corp.	Canada	2.8
Givaudan SA	Switzerland	2.8
SANKYO CO., LTD.	Japan	2.8
Sekisui House, Ltd.	Japan	2.7

Total		38.1%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

16

ARTISAN MID CAP FUND

Schedule of Investments – September 30, 2007

	Shares Held	Value

COMMON STOCKS - 94.9%

CONSUMER DISCRETIONARY - 9.9%
Auto Components - 2.6%
BorgWarner Inc.	936,600	$85,726,998
Gentex Corporation	2,372,000	50,855,680
Johnson Controls, Inc.	194,500	22,972,395

		159,555,073
Distributors - 0.3%
LKQ Corporation(1)	533,100	18,557,211

Diversified Consumer Services - 0.6%
Career Education Corporation(1)	1,342,200	37,568,178

Hotels, Restaurants & Leisure - 1.9%
Panera Bread Company, Class A(1)	307,300	12,537,840
Starbucks Corporation(1)	2,839,600	74,397,520
Wyndham Worldwide Corporation	934,600	30,617,496

		117,552,856
Internet & Catalog Retail - 1.8%
Amazon.com, Inc.(1)	1,152,000	107,308,800

Media - 0.2%
TiVo Inc.(1)	2,300,500	14,608,175

Specialty Retail - 1.3%
Chico’s FAS, Inc.(1)(2)	5,456,168	76,659,160

Textiles, Apparel & Luxury Goods - 1.2%
Crocs, Inc.(1)	453,800	30,518,050
Quiksilver, Inc.(1)	3,102,400	44,364,320

		74,882,370
CONSUMER STAPLES - 4.9%
Beverages - 2.4%
Hansen Natural Corporation(1)	2,621,300	148,575,284

Food & Staples Retailing - 1.6%
Supervalu Inc.	2,480,700	96,772,107

Food Products - 0.1%
Bunge Limited	38,300	4,115,335

	Shares Held	Value

CONSUMER STAPLES (CONTINUED)
Personal Products - 0.8%
Bare Escentuals, Inc.(1)	1,948,000	$48,446,760

ENERGY - 3.7%
Energy Equipment & Services - 1.4%
Dresser-Rand Group Inc.(1)	986,100	42,116,331
Smith International, Inc.	378,900	27,053,460
Weatherford International Ltd.(1)	194,500	13,066,510

		82,236,301
Oil, Gas & Consumable Fuels - 2.3%
Cameco Corporation(3)	533,400	24,664,416
Denbury Resources Inc.(1)	886,500	39,617,685
Helix Energy Solutions Group, Inc.(1)	1,811,100	76,899,306

		141,181,407
FINANCIALS - 6.5%
Capital Markets - 4.2%
Affiliated Managers Group, Inc.(1)	449,300	57,290,243
Greenhill & Co., Inc.	11,800	720,390
Invesco PLC (DR)(3)	2,892,100	78,954,330
Investment Technology Group, Inc.(1)	999,900	42,975,702
MF Global Ltd.(1)	788,700	22,872,300
Northern Trust Corporation	829,500	54,970,965

		257,783,930
Commercial Banks - 0.4%
UCBH Holdings, Inc.	1,503,200	26,275,936

Diversified Financial Services - 0.5%
Interactive Brokers Group, Inc.(1)	1,144,200	30,046,692

Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc.(1)	1,317,000	36,665,280
The St. Joe Company	1,448,100	48,670,641

		85,335,921
HEALTHCARE - 22.7%
Health Care Equipment & Supplies - 5.8%
C.R. Bard, Inc.	1,110,400	97,926,176

17

	Shares Held	Value

HEALTHCARE (CONTINUED)
HealthCare Equipment & Supplies (CONTINUED)
Intuitive Surgical, Inc.(1)	588,400	$135,332,000
Varian Medical Systems, Inc.(1)	2,816,600	117,987,374

		351,245,550
Health Care Providers & Services - 3.2%
Express Scripts, Inc.(1)	717,500	40,050,850
Patterson Companies, Inc.(1)	3,982,300	153,756,603

		193,807,453
Health Care Technology - 1.3%
Cerner Corporation(1)	1,331,100	79,613,091

Life Sciences Tools & Services - 8.8%
Applera Corporation	2,755,400	95,447,056
Thermo Fisher Scientific, Inc.(1)	5,296,700	305,725,524
Ventana Medical Systems, Inc.(1)	1,559,700	133,993,827

		535,166,407
Pharmaceuticals - 3.6%
Allergan, Inc.	3,390,200	218,566,194

INDUSTRIALS - 13.1%
Aerospace & Defense - 2.8%
Ceradyne, Inc.(1)	301,100	22,805,314
Hexcel Corporation(1)	1,804,600	40,982,466
Precision Castparts Corp.	732,800	108,439,744

		172,227,524
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	747,900	40,603,491
Expeditors International of Washington, Inc.	561,200	26,544,760

		67,148,251
Airlines - 1.3%
Southwest Airlines Co.	5,428,100	80,335,880

Commercial Services & Supplies - 1.1%
Equifax Inc.	1,708,900	65,143,268

Construction & Engineering - 0.3%
Quanta Services, Inc.(1)	774,100	20,474,945

Electrical Equipment - 4.0%
Cooper Industries, Ltd., Class A	2,125,500	108,591,795
First Solar, Inc.(1)	74,800	8,806,952
Roper Industries, Inc.	1,376,100	90,134,550
Suntech Power Holdings Co., Ltd. (DR)(1)(3)	938,600	37,450,140

		244,983,437
Industrial Conglomerates - 1.7%
McDermott International, Inc.(1)	1,948,400	105,369,472

	Shares Held	Value

INDUSTRIALS (CONTINUED)
Machinery - 0.8%
AGCO Corporation(1)	398,600	$20,236,922
ESCO Technologies Inc.(1)	113,000	3,756,120
Harsco Corporation	395,800	23,459,066

		47,452,108
INFORMATION TECHNOLOGY - 31.1%
Communications Equipment - 2.2%
Ciena Corporation(1)	1,380,900	52,584,672
Juniper Networks, Inc.(1)	2,136,300	78,209,943

		130,794,615
Computers & Peripherals - 3.8%
Intermec, Inc.(1)(2)	3,770,200	98,477,624
Network Appliance, Inc.(1)	4,839,300	130,225,563

		228,703,187
Electronic Equipment & Instruments - 1.0%
Trimble Navigation Limited(1)	1,539,900	60,379,479

Internet Software & Services - 2.9%
VeriSign, Inc.(1)	4,173,000	140,797,020
Yahoo! Inc.(1)	1,430,600	38,397,304

		179,194,324
IT Services - 2.3%
Iron Mountain Incorporated(1)	1,009,750	30,777,180
Paychex, Inc.	246,200	10,094,200
The Western Union Company	4,829,100	101,266,227

		142,137,607
Office Electronics - 0.6%
Zebra Technologies Corporation(1)	1,045,600	38,153,944

Semiconductors & Semiconductor Equipment - 9.7%
Analog Devices, Inc.	1,320,800	47,760,128
Broadcom Corporation, Class A(1)	4,038,450	147,161,118
Integrated Device Technology, Inc.(1)	2,871,300	44,447,724
Linear Technology Corporation	2,989,700	104,609,603
Marvell Technology Group Ltd.(1)	2,176,300	35,626,031
MEMC Electronic Materials, Inc.(1)	1,354,100	79,702,326
NVIDIA Corporation(1)	3,590,350	130,114,284

		589,421,214
Software - 8.6%
Electronic Arts Inc.(1)	5,434,400	304,272,056
NAVTEQ Corporation(1)	1,284,100	100,121,277
Red Hat, Inc.(1)	5,377,000	106,840,990
VMware, Inc., Class A(1)	182,700	15,529,500

		526,763,823
MATERIALS - 1.3%
Chemicals - 1.3%
The Mosaic Company(1)	1,516,300	81,152,376

18

	Shares Held	Value

MATERIALS (CONTINUED)
Metals & Mining - 0.0%(4)
Titanium Metals Corporation(1)	69,300	$2,325,708

TELECOMMUNICATION SERVICES - 1.7%
Wireless Telecommunication Services - 1.7%
NII Holdings, Inc.(1)	1,249,000	102,605,350

Total common stocks (Cost $4,366,240,583)		5,790,626,703

	Par Amount
SHORT-TERM INVESTMENTS (CASH EQUIVALENTS) - 6.2%
Repurchase agreement with Fixed Income Clearing Corporation, 4.50%, dated 9/28/07, due 10/1/07, maturity value $381,232,909(5)
(Cost $381,090,000)	$381,090,000	381,090,000

Total investments - 101.1% (Cost $4,747,330,583)		$6,171,716,703

Other assets less liabilities - (1.1%)		(66,986,846)

Total net assets - 100.0%(6)		$6,104,729,857

(1)	Non-income producing security.
(2)	Affiliated company as defined by the Investment Company Act of 1940. See Note (6) in Notes to Financial Statements.
(3)	The Fund considers the issuer to be from outside of the United States. See the Fund's Statement of Additional Information for information on how a particular country is assigned.

Security	Country	Trading Currency
Cameco Corporation	Canada	US dollar
Invesco PLC (DR)	United Kingdom	US dollar
Suntech Power Holdings Co., Ltd. (DR)	China	US dollar

(4)	Represents less than 0.1% of total net assets.
(5)	Collateralized by:

Issuer	Rate	Maturity	Value
Federal Home Loan Mortgage Corporation Note	5.45%	3/29/19	$50,625,000
Federal Home Loan Mortgage Corporation Note	5.30	5/12/20	99,625,000
Federal Home Loan Bank Note	3.75	8/18/09	11,860,375
Federal National Mortgage Association Note	5.70	3/27/23	48,875,000
Federal National Mortgage Association Note	5.57	6/30/28	48,500,000
Federal National Mortgage Association Note	6.12	8/24/27	129,227,588

(6)	Percentages for the various classifications relate to total net assets.

Company names are as reported by a data service provider; a company's legal name may be different.

(DR) Depository Receipt, voting rights may vary.

TOP TEN HOLDINGS - September 30, 2007
Company Name	Percentage of Total Net Assets
Thermo Fisher Scientific, Inc.	5.0%
Electronic Arts Inc.	5.0
Allergan, Inc.	3.6
Patterson Companies, Inc.	2.5
Hansen Natural Corporation	2.4
Broadcom Corporation	2.4
VeriSign, Inc.	2.3
Intuitive Surgical, Inc.	2.2
Ventana Medical Systems, Inc.	2.2
Network Appliance, Inc.	2.1

Total	29.7%

For the purposes of determining the Fund’s top ten holdings, securities of the same issuer are aggregated to determine the weight in the Fund.

The accompanying notes are an integral part of the financial statements.

19

ARTISAN FUNDS, INC.

Statements of Assets and Liabilities – September 30, 2007

EMERGING MARKETS
ASSETS:
Investments in securities, unaffiliated, at value	$18,337,491
Investments in securities, affiliated, at value	-
Short-term investments (repurchase agreements), at value	509,000

Total investments	18,846,491
Cash	77,680
Foreign currency	20,740
Net unrealized gain on foreign currency forward contracts	442
Receivable from investments sold	-
Receivable from fund shares sold	-
Dividends and interest receivable	28,338
Receivable from Adviser	164,086
Other assets	-

Total assets	19,137,777

LIABILITIES:
Due to custodian	130,577
Payable for investments purchased	270,390
Payable for fund shares redeemed	-
Payable for operating expenses	199,927
Payable for withholding taxes	22,167
Payable for advisory fees	98,353
Payable for deferred directors’ compensation	-

Total liabilities	721,414

Total net assets	$18,416,363

NET ASSETS CONSIST OF:
Fund shares issued and outstanding	$14,220,432
Net unrealized appreciation on investments and foreign currency related transactions	2,836,515
Accumulated undistributed net investment income (loss)	28,456
Accumulated undistributed net realized gains on investments and foreign currency related transactions	1,330,960

$18,416,363

SUPPLEMENTARY INFORMATION:
Net assets
Investor Shares
Institutional Shares	$18,416,363
Shares outstanding (Indefinite number of shares authorized, $0.01 par value)
Investor Shares
Institutional Shares	1,101,817
Net asset value, offering price and redemption price per share
Investor Shares
Institutional Shares	$16.71
Cost of securities of unaffiliated issuers held	$15,991,837
Cost of securities of affiliated issuers held	$-
Cost of foreign currency	$20,572

20

INTERNATIONAL	INTERNATIONAL VALUE	MID CAP

$17,071,294,739	$1,515,344,718	$5,615,489,919
222,266,069	186,693,827	175,136,784
711,168,000	98,175,000	381,090,000

18,004,728,808	1,800,213,545	6,171,716,703
13	584	828
17,351,112	3	-
1,085,274	31,936	-
82,857,815	63,538	51,796,033
26,798,257	15,275,123	7,123,053
44,919,149	5,879,239	1,666,542
-	-	-
152,991	14,025	60,930

18,177,893,419	1,821,477,993	6,232,364,089

-	-	-
292,833,248	2,136,279	100,965,846
19,096,143	4,993,229	24,527,145
5,265,895	622,230	2,076,289
1,175,966	132,816	4,022
-	-	-
152,991	14,025	60,930

318,524,243	7,898,579	127,634,232

$17,859,369,176	$1,813,579,414	$6,104,729,857

$11,006,366,135	$1,488,427,190	$3,777,095,719
4,754,374,195	230,184,249	1,424,386,347
10,487,437	8,775,647	(47,262)
2,088,141,409	86,192,328	903,295,053

$17,859,369,176	$1,813,579,414	$6,104,729,857

$12,810,048,246	$1,594,657,519	$5,319,318,525
$5,049,320,930	$218,921,895	$785,411,332

379,584,451	55,972,291	143,532,662
148,565,171	7,673,639	20,791,800

$33.75	$28.49	$37.06
$33.99	$28.53	$37.78
$12,988,226,450	$1,416,322,134	$4,532,648,755
$262,047,682	$153,778,227	$214,681,828
$17,365,315	$3	$-

The accompanying notes are an integral part of the financial statements.

21

ARTISAN FUNDS, INC.

Statements of Operations – For the Year Ended September 30, 2007

EMERGING MARKETS
INVESTMENT INCOME:
Dividends, from unaffiliated issuers(1)	$186,095
Dividends, from affiliated issuers(1)	-
Interest	11,677
Securities lending	-
Other	-

Total investment income	197,772

EXPENSES:
Advisory fees	98,353
Transfer agent fees
Investor Shares
Institutional Shares	16,890
Shareholder communications
Investor Shares
Institutional Shares	11,242
Custodian fees	44,338
Accounting fees	33,574
Professional fees	62,325
Registration fees
Investor Shares
Institutional Shares	22,242
Directors’ fees	6,000
Other operating expenses	3,632

Total operating expenses before amounts waived or paid by the Adviser or the Board of Directors	298,596
Less amounts waived or paid by the Adviser or Board of Directors	(164,086)

Net Expenses	134,510

Net investment income (loss)	63,262

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
Investments(1)	1,381,724
Foreign currency related transactions	(36,234)

1,345,490
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	2,411,591
Foreign currency related transactions	(14,136)

2,397,455

Net gain on investments and foreign currency related transactions	3,742,945

Net increase in net assets resulting from operations	$3,806,207

(1)

Fund	Foreign taxes withheld on dividends, unaffiliated issuers	Foreign taxes withheld on dividends, affiliated issuers	Including net realized gain (loss) on investments from affiliated issuers
Emerging Markets	$22,699	$ -	$ -
International	36,103,831	155,279	(63,209,657)
International Value	1,366,358	426,058	6,940,056
Mid Cap	3,982	-	480,472

22

INTERNATIONAL	INTERNATIONAL VALUE	MID CAP

$329,937,326	$35,296,552	$19,197,766
2,062,995	5,128,511	-
9,997,150	7,164,395	7,551,632
9,506,883	82,874	-
860,550	-	-

352,364,904	47,672,332	26,749,398

146,970,667	17,742,142	51,913,368

23,843,016	3,415,445	11,774,440
25,720	13,204	21,488

1,338,826	378,482	887,541
38,984	12,136	12,424
7,858,915	632,583	129,219
76,618	72,113	63,537
866,246	111,323	207,108

97,515	137,565	60,325
21,526	49,664	15,030
427,586	48,643	149,351
356,205	42,022	134,740

181,921,824	22,655,322	65,368,571
-	-	-

181,921,824	22,655,322	65,368,571

170,443,080	25,017,010	(38,619,173)

2,377,934,207	123,912,908	1,029,163,034
(2,590,790)	(479,568)	-

2,375,343,417	123,433,340	1,029,163,034

1,463,335,658	54,992,214	460,018,755
(11,135)	90,080	227

1,463,324,523	55,082,294	460,018,982

3,838,667,940	178,515,634	1,489,182,016

$4,009,111,020	$203,532,644	$1,450,562,843

The accompanying notes are an integral part of the financial statements.

23

ARTISAN FUNDS, INC.

Statements of Changes in Net Assets

	EMERGING MARKETS
	Year Ended 9/30/2007	Period Ended 9/30/2006(1)
OPERATIONS:
Net investment income	$63,262	$15,542
Net realized gain (loss) on:
Investments	1,381,724	126,872
Foreign currency related transactions	(36,234)	(9,914)
Net increase (decrease) in unrealized appreciation or depreciation on:
Investments	2,411,591	443,063
Foreign currency related transactions	(14,136)	(4,003)

Net increase in net assets resulting from operations	3,806,207	571,560

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Investor Shares
Institutional Shares	(15,593)	-
Net realized gains on investment transactions:
Investor Shares
Institutional Shares	(166,242)	-

Total distributions paid to shareholders	(181,835)	-

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets resulting from fund share activities	8,910,431	5,310,000

Total increase (decrease) in net assets	12,534,803	5,881,560

Net assets, beginning of period	5,881,560	-

Net assets, end of period	$18,416,363	$5,881,560

Accumulated undistributed net investment income (loss)	$28,456	$5,628

(1)	For the period from commencement of operations (June 26, 2006) through September 30, 2006.

24

INTERNATIONAL		INTERNATIONAL VALUE		MID CAP
Year Ended 9/30/2007	Year Ended 9/30/2006	Year Ended 9/30/2007	Year Ended 9/30/2006	Year Ended 9/30/2007	Year Ended 9/30/2006

$170,443,080	$91,268,255	$25,017,010	$18,549,621	$(38,619,173)	$(29,617,835)

2,377,934,207	1,705,050,798	123,912,908	63,848,919	1,029,163,034	701,530,781
(2,590,790)	(3,919,900)	(479,568)	(230,417)	-	-

1,463,335,658	485,434,611	54,992,214	103,014,146	460,018,755	(251,537,673)
(11,135)	249,502	90,080	36,872	227	-

4,009,111,020	2,278,083,266	203,532,644	185,219,141	1,450,562,843	420,375,273

(149,579,440)	(129,259,160)	(24,384,272)	(13,095,062)	-	-
(69,406,627)	(71,446,014)	(1,768,836)		-	-

(800,807,381)	-	(70,469,856)	(16,600,079)	(480,601,368)	(209,469,474)
(332,232,670)	-	(4,994,818)		(82,408,794)	(41,213,795)

(1,352,026,118)	(200,705,174)	(101,617,782)	(29,695,141)	(563,010,162)	(250,683,269)

1,284,431,884	165,474,731	399,089,514	555,837,073	(152,617,669)	(655,280,963)

3,941,516,786	2,242,852,823	501,004,376	711,361,073	734,935,012	(485,588,959)

13,917,852,390	11,674,999,567	1,312,575,038	601,213,965	5,369,794,845	5,855,383,804

$17,859,369,176	$13,917,852,390	$1,813,579,414	$1,312,575,038	$6,104,729,857	$5,369,794,845

$10,487,437	$29,515,834	$8,775,647	$12,395,483	$(47,262)	$(21,602)

The accompanying notes are an integral part of the financial statements.

25

ARTISAN FUNDS, INC.

Financial Highlights – For a share outstanding throughout each period

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, are included in this annual report. The financial highlights of the Funds for the periods ended prior to September 30, 2003 were audited by other auditors.

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN EMERGING MARKETS FUND
Institutional Shares
9/30/2007		$11.15	$0.09	$5.81		$5.90	$(0.03)	$(0.31)
9/30/2006	(5)	10.00	0.03	1.12		1.15	-	-

ARTISAN INTERNATIONAL FUND
Institutional Shares
9/30/2007		$28.92	$0.37	$7.52		$7.89	$(0.49)	$(2.33)
9/30/2006		24.54	0.22	4.62		4.84	(0.46)	-
9/30/2005		19.44	0.25	5.01		5.26	(0.16)	-
9/30/2004		16.63	0.16	2.86		3.02	(0.21)	-
9/30/2003	(6)	15.71	0.03	0.89		0.92	-	-
6/30/2003		18.24	0.25	(2.65)		(2.40)	(0.13)	-

ARTISAN INTERNATIONAL VALUE FUND
Institutional Shares
9/30/2007		$26.71	$0.41	$3.14		$3.55	$(0.45)	$(1.28)

ARTISAN MID CAP FUND
Institutional Shares
9/30/2007		$32.24	$(0.16)	$9.17		$9.01	$-	$(3.47)
9/30/2006		31.21	(0.10)	2.46		2.36	-	(1.33)
9/30/2005		26.38	(0.12)	4.95		4.83	-	-
9/30/2004		23.28	(0.14)	3.24		3.10	-	-
9/30/2003	(6)	21.96	(0.03)	1.35		1.32	-	-
6/30/2003		22.24	(0.07)	(0.21	)(7)	(0.28)	-	-

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)

The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by the Adviser or the Board of Directors. Absent expenses waived or paid by the Adviser or the Board of Directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Emerging Markets Institutional Shares	9/30/2007	3.19%	(1.08)%
	9/30/2006	7.58%	(5.11)%
International Institutional Shares	9/30/2003	1.00%	0.73%
Mid Cap Institutional Shares	9/30/2003	0.98%	(0.59)%

26

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

$(0.34)	$16.71	53.99%	$18.4	1.44%	0.67%	71.28%
-	11.15	11.50	5.9	1.40	1.07	24.26

$(2.82)	$33.99	28.99%	$5,049.3	0.98%	1.22%	66.30%
(0.46)	28.92	20.07	4,116.0	1.00	0.82	57.80
(0.16)	24.54	27.21	3,988.1	0.99	1.11	56.15
(0.21)	19.44	18.31	3,622.1	1.01	0.85	54.96
-	16.63	5.86	3,354.7	1.00	0.73	15.23
(0.13)	15.71	(13.09)	2,975.0	1.01	1.68	37.13

$(1.73)	$28.53	13.48%	$218.9	1.06%	1.47%	45.60%

$(3.47)	$37.78	30.17%	$785.4	0.95%	(0.47)%	71.04%
(1.33)	32.24	7.66	797.9	0.95	(0.31)	73.59
-	31.21	18.35	981.3	0.95	(0.40)	83.00
-	26.38	13.27	1,036.0	0.96	(0.54)	101.09
-	23.28	6.06	929.6	0.98	(0.59)	26.52
-	21.96	(1.26)	829.0	1.00	(0.36)	102.85

(5)	For the period from commencement of operations (June 26, 2006) through September 30, 2006.
(6)	For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.
(7)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

The accompanying notes are an integral part of the financial statements.

27

ARTISAN FUNDS, INC.

Notes to Financial Statements – September 30, 2007

(1)	Organization:

Artisan Funds, Inc. (“Artisan Funds”) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of nine open-end, diversified mutual funds. Artisan Emerging Markets Fund (“Emerging Markets Fund” or “Emerging Markets”), Artisan International Fund (“International Fund” or “International”), Artisan International Value Fund (“International Value Fund” or “International Value”) and Artisan Mid Cap Fund (“Mid Cap Fund” or “Mid Cap”), each a series of Artisan Funds (each a “Fund” and collectively the “Funds”), commenced operations on June 26, 2006, December 28, 1995, September 23, 2002 and June 27, 1997, respectively. Each Fund’s investment objective is to seek long-term capital growth.

Emerging Markets Fund offers shares of capital stock of one class – Institutional Shares. International Fund, International Value Fund and Mid Cap Fund offer shares of capital stock of two classes – Institutional Shares and Investor Shares – and have offered Investor Shares since the commencement of operations. International Fund, International Value Fund and Mid Cap Fund began offering Institutional Shares on July 1, 1997, October 1, 2006 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements.

Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class.

Income, expenses not specific to either class and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

(2)	Summary of significant accounting policies:

The following is a summary of significant accounting policies of the Funds in effect during the period covered by the financial statements, which were in accordance with United States generally accepted accounting principles.

(a)	Security valuation – The net asset value (“NAV”) of the shares of each class of each Fund was determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE was open for regular session trading. The NAV of each class of shares was determined by dividing the value of each Fund’s securities and other assets attributed to that class, less its liabilities attributed to that class, by the number of outstanding shares of that class of that Fund.

In determining NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market and over-the-counter securities, was valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (the “principal

28

NOTES TO FINANCIAL STATEMENTS

exchange”). The closing price provided by the pricing vendor for a principal exchange may differ and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information from the principal exchange as of the time of valuation, the security was valued using the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or the most recent bid quotation on the principal exchange or, if not available, another exchange or in the over-the-counter market, except that securities listed on the London Stock Exchange were valued at the mean of the most recent bid and asked quotations as of the time of valuation. Short-term investments, other than repurchase agreements, maturing within sixty days from the valuation date were valued at amortized cost, which approximates market value.

Securities for which prices were not readily available were valued by Artisan Funds’ valuation committee (the “valuation committee”) at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ Board of Directors (the “Board of Directors”). A price was considered to be not readily available if, among other things, the valuation committee believed that the price determined as described in the preceding paragraph did not reflect a fair value of the security.

Emerging Markets, International Fund and International Value Fund generally invested a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Mid Cap Fund had the ability to invest in securities principally traded outside the U.S. The foreign markets in which the Funds invested were sometimes open on days when the NYSE was not open and the Funds did not calculate their NAVs, and sometimes were not open on days when the Funds did calculate their NAVs. Even on days on which both the foreign market and the NYSE were open, several hours may have passed between the time when trading in the foreign market closed and the time as of which the Funds calculate their NAVs. That was generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America was generally the same as the closing time of the NYSE and the time as of which the Funds calculated their NAVs.

The valuation committee concluded that a price determined under the Funds’ valuation procedures was not readily available if, among other things, the valuation committee believed that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indexes. Artisan Funds monitored for subsequent events using several tools. An indication by any of those tools of a potential material change in the value of securities resulted in either a meeting of the valuation committee, which considered whether a subsequent event had occurred and whether local market

29

NOTES TO FINANCIAL STATEMENTS

closing prices continued to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on information provided by a third party research service. This third party research service was used to assist in determining estimates of fair values for foreign securities. That service utilized statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value.

Estimates of fair values utilized by the Funds as described above may differ from the value realized on the subsequent sale of those securities and from quoted or published prices for those securities. The differences may have been material to the NAV of the applicable Fund or to the information presented.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

(b)	Taxes – No provision was made for federal income taxes or excise taxes since each Fund intends to (i) comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and (ii) distribute to its shareholders substantially all of its taxable income as well as net realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemptions of Fund shares as part of the dividends paid deduction.

The Funds may be subject to taxes on realized gains from the sale of investment securities imposed by certain countries in which the Funds invest. The Funds recorded the foreign tax expense, if any, on an accrual basis. The taxes were included in “Payable for withholding taxes” on the accompanying Statements of Assets and Liabilities.

(c)	Portfolio transactions – In determining a Fund’s NAV, security transactions and shareholder transactions were accounted for no later than one business day after trade date, in accordance with applicable law. However, for financial reporting purposes, security transactions and shareholder transactions were recorded on trade date in accordance with United States generally accepted accounting principles. Net realized gains and losses on securities were computed on specific security lot identification.

(d)	Foreign currency translation – Values of foreign investments, open foreign currency forward contracts, payables for capital gains taxes and cash denominated in foreign currencies were translated into U.S. dollars using a spot market rate of exchange as of the time of determination of each Fund’s NAV on the day of valuation. Payables and receivables for securities transactions, dividend and reclaim receivables and other receivables and payables denominated in a foreign currency were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the day of valuation. Purchases and sales of investments and dividend and interest income were translated into U.S. dollars using a spot market rate of exchange as of 12:00 p.m. (Eastern Time) on the date of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates was included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

30

NOTES TO FINANCIAL STATEMENTS

The Funds may enter into foreign currency forward contracts to hedge the foreign currency exposure on open payables and receivables. Foreign currency forward contracts, if any, were recorded at market value and any related realized and unrealized gains and losses were reported as foreign currency related transactions for financial reporting purposes. These foreign currency forward contracts, or spot contracts, generally settle within two business days. For tax purposes, these foreign exchange gains and losses were treated as ordinary income or loss. The Funds could be exposed to loss if the counterparties fail to perform under these contracts.

Other foreign currency related transaction gains and losses may result from currency gains and losses realized from the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The net increase (decrease) in unrealized appreciation or depreciation on foreign currency related transactions arose from changes in the values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

(e)	Repurchase agreements – Each Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (“the Adviser”) determined were creditworthy pursuant to criteria adopted by the Board of Directors. Repurchase agreements were recorded at cost plus accrued interest and were collateralized in an amount greater than or equal to the repurchase price plus accrued interest. Collateral was held by the Funds’ custodian and in the event of default on the obligation of the counterparty to repurchase, the Funds had the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the proceeds from any sale of such collateral were less than the repurchase price, the Fund would have suffered a loss.

(f)	Depository receipts – Each of the Funds may invest in depository receipts. Depository receipts are typically issued by a financial institution (a “depository”), evidencing ownership interests in a security issued by an issuer and deposited with the depository.

(g)	Securities lending – International Fund and International Value Fund entered into securities lending transactions secured by collateral in the form of U.S. Government securities at least equal to, at all times, the fair value of the securities loaned. When securities are on loan, the Fund does not receive dividends on the securities loaned, but receives compensation from the borrower in lieu of such dividends. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the applicable Fund. All other Artisan Funds may enter into securities lending transactions, but did not do so during the period covered by these financial statements. In entering into securities lending arrangements the Fund takes the risk that the borrower may not provide additional collateral when required or return the securities when due or, if the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent. There were no securities on loan as of September 30, 2007.

During the year ended September 30, 2007, International Fund and International Value Fund earned $9,506,883 and $82,874, respectively, from securities lending transactions, which was included in the accompanying Statements of Operations.

31

NOTES TO FINANCIAL STATEMENTS

(h)	Commission recapture – Each of the Funds had the ability to direct portfolio trades to various brokers that have agreed to rebate a portion of the commissions generated. Such cash rebates were made directly to the applicable Fund and were included in net realized gain or loss on investments in the Statements of Operations as follows:

Emerging Markets	$-
International	152,430
International Value	101,209
Mid Cap	573,165

(i)	Use of estimates – The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(j)	Indemnifications – In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim had been made for indemnification pursuant to any such agreement of the Funds.

(k)	Other – Dividend income less foreign taxes withheld, if any, was generally recorded on the ex-dividend date. In some cases, the information was not available to the Fund on the ex-dividend date. In such cases, which may have included private placements and foreign securities, dividends were recorded as soon after the ex-dividend date as reliable information became available to the Funds. Non-cash dividends included in dividend income, if any, were generally recorded at the fair market value of securities received. Interest income was reported on the accrual basis. Distributions to shareholders were recorded on the ex-dividend date. Expenses attributable to Artisan Funds were generally allocated to each Fund based on net assets. However, other expense allocation methodologies were used, depending on the nature of the expense item. Expenses attributable to a particular Fund or class were allocated directly to that Fund or class.

The character of income and net realized gains and losses may differ in some instances for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts to more appropriately conform financial accounting to tax characterizations of dividend and capital gain distributions.

Emerging Markets, International Fund and International Value Fund generally imposed a 2% redemption fee on shares held 90 days or less. Those redemption fees were recorded as a reduction in the cost of shares redeemed and had the primary effect of increasing paid-in capital. Each Fund reserved the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believed such waiver was in the best interests of the Fund, including but not limited to when it determined that imposition of the redemption fee was not necessary to protect the Fund from the effects of short-term trading.

32

NOTES TO FINANCIAL STATEMENTS

(3)	Transactions with affiliates:

The Adviser, with which the officers and a director of Artisan Funds were affiliated, provided investment advisory and administrative services to the Funds. In exchange for those services, each Fund paid a monthly management fee to the Adviser as follows:

Emerging Markets Fund

Average Daily Net Assets	Annual Rate
All	1.050%

International Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
$1 billion to $12 billion	0.925
Greater than $12 billion	0.900

International Value Fund and Mid Cap Fund

Average Daily Net Assets	Annual Rate
Less than $500 million	1.000%
$500 million to $750 million	0.975
$750 million to $1 billion	0.950
Greater than $1 billion	0.925

The Adviser has voluntarily undertaken to reimburse Emerging Markets Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets, annually.

The officers and director of Artisan Funds who are affiliated with the Adviser received no compensation from the Funds.

Prior to April 1, 2007, each director who was not an interested person of Artisan Funds or the Adviser received an annual retainer of $140,000, payable quarterly, as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, the non-interested chair of the Board of Directors received an additional annual retainer of $60,000, payable quarterly, and each chair of a board committee who was a non-interested director received an additional annual retainer of $30,000, payable quarterly. Effective April 1, 2007, each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $150,000, payable quarterly. The other additional annual retainer fees were unchanged. These fees were generally allocated to each of the Artisan Funds based on net assets, subject to a minimum allocation of $1,500 to each Fund per quarter.

Artisan Funds has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the directors under the plan, deferred amounts were invested in shares of the Artisan Funds as selected by the individual directors. Each Fund purchased shares of the Artisan Funds selected for deferral by the director in amounts equal to his investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets were included as a

33

NOTES TO FINANCIAL STATEMENTS

component of “Other assets” on the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan did not affect the net assets of the Funds, and did not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the plan.

Shares of Artisan Funds were offered for sale by Artisan Distributors LLC (“Distributors”). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Funds were paid by the Adviser.

(4)	Line of credit arrangement:

Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, which expires August 2008, under which each Fund may borrow up to the lesser of (a) $75 million or (b) the lesser of (i) 10% of its total assets (after giving effect to the loan) or (ii) the maximum amount the Fund may have borrowed under the Investment Company Act of 1940, the limitations included in the Fund’s prospectus, or any limit or restriction under any law or regulation to which the Fund was subject or any agreement to which the Fund or Artisan Funds is a party; provided that the aggregate borrowings by all Artisan Funds may not exceed $100 million. Artisan Funds paid a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. Interest was charged on any borrowings at the current Federal Funds rate plus 0.50%. The use of the line of credit was generally restricted to temporary borrowing for extraordinary or emergency purposes. During the year ended September 30, 2007, there were no borrowings under the line of credit for Emerging Markets Fund and International Value Fund. During the year ended September 30, 2007, International Fund and Mid Cap Fund paid interest of $16,120 and $2,579 on maximum borrowings of $25,231,293 and $15,972,538, respectively.

(5)	Investment transactions:

The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended September 30, 2007 were as follows:

Fund	Security Purchases	Security Sales
Emerging Markets	$15,515,670	$6,785,337
International	10,422,160,884	10,797,502,252
International Value	1,092,304,488	771,762,782
Mid Cap	3,836,349,536	4,769,938,040

34

NOTES TO FINANCIAL STATEMENTS

(6)	Transactions in securities of affiliates:

The table below shows information about securities of the Funds’ “affiliates” (as defined below) that were held by the Funds, purchased or sold by the Funds, or from which dividends were received by the Funds during the year ended September 30, 2007. The Funds identify a company as an affiliate for the purpose of this report if one or more of the Funds owned, in the aggregate, voting securities that it believed represented 5% or more of that company’s outstanding voting securities (as defined by the Investment Company Act of 1940) during the year ended September 30, 2007.

		As of 9/30/06					As of 9/30/07
Fund	Security	Share Balance	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Dividend Income(1)	Share Balance	Value
International	Credit Saison Co., Ltd.	9,284,400	$1,771,948	$30,077,863	$(12,078,102)	$2,062,995	8,625,200	$222,266,069
	TAISEI CORPORATION(2)	54,263,300	-	233,887,164	(51,131,555)	-	-	-
	Total(3)		$1,771,948	$263,965,027	$(63,209,657)	$2,062,995		$222,266,069
International Value	Benfield Group Plc(4)	5,634,564	$45,859,674	$9,677,095	$(732,761)	$2,102,361	11,229,422	$66,628,592
	Credit Saison Co., Ltd.(4)	-	54,621,832	3,451,226	(246,542)	-	2,009,500	51,783,572
	MEITEC CORPORATION(2)(4)	1,282,600	17,361,391	11,491,915	(1,728,431)	1,066,863	1,512,700	44,380,786
	Pfeiffer Vacuum Technology AG	714,441	11,128,617	24,394,465	8,980,000	1,959,287	499,995	45,373,266
	SurfControl PLC(5)	1,603,124	4,678,771	4,749,960	667,790	-	1,622,708	22,908,397
	Total(3)		$133,650,285	$53,764,661	$6,940,056	$5,128,511		$186,693,827
Mid Cap	Chico’s FAS, Inc.(4)(5)	3,457,068	$53,360,053	$21,790,697	$(9,250,250)	$-	5,456,168	$76,659,160
	Intermec, Inc.(5)	3,374,500	21,443,077	15,685,002	886,951	-	3,770,200	98,477,624
	Marvel Entertainment, Inc.(2)(5)	1,361,100	73,515	24,408,084	8,843,771	-	-	-
	Total(3)		$74,876,645	$61,883,783	$480,472	$-		$175,136,784

(1)	Net of foreign taxes withheld, if any.
(2)	Issuer was no longer an affiliate as of September 30, 2007.
(3)	Total value as of 9/30/07 is presented for only those issuers that were affiliates as of September 30, 2007.
(4)	Issuer was not an affiliate as of September 30, 2006.
(5)	Non-income producing security.

35

NOTES TO FINANCIAL STATEMENTS

(7)	Information for Federal income tax purposes:

For Federal income tax purposes, the cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation on investments as of September 30, 2007 were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Emerging Markets	$16,007,788	$3,073,060	$(234,357)	$2,838,703
International	13,361,061,250	4,772,995,218	(129,327,660)	4,643,667,558
International Value	1,593,646,109	255,253,535	(48,686,099)	206,567,436
Mid Cap	4,754,526,640	1,488,532,715	(71,342,652)	1,417,190,063

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

The tax characterization of ordinary income dividends and long-term capital gain distributions paid during the year ended September 30, 2007 and the year ended September 30, 2006 were as follows:

	Year Ended 9/30/07		Year Ended 9/30/06
Fund	Ordinary Income Dividends	Long-Term Capital Gain Distributions	Ordinary Income Dividends		Long-Term Capital Gain Distributions
Emerging Markets	$181,835	$-	$-	(1)	$-	(1)
International	218,986,067	1,133,040,051	200,705,174		-
International Value	58,575,572	43,042,210	20,163,763		9,531,378
Mid Cap	26,122,960	536,887,202	30,312,731		220,370,538

(1)	For the period from commencement of operations (June 26, 2006) through September 30, 2006.

Ordinary income dividends and long-term capital gain distributions were determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences were due to differing treatments for items such as net short-term gains, wash sale loss deferrals, passive foreign investment company transactions, foreign currency transactions, net investment losses and capital loss carryovers. Gains on redemptions-in-kind for International Fund of $35,567,720 were included in net realized gain (loss) on investments in the Statement of Operations for the year ended September 30, 2007, and were not recognized for Federal income tax purposes.

36

NOTES TO FINANCIAL STATEMENTS

Additional tax information as of September 30, 2007 follows:

	As of 9/30/07
	Undistributed Ordinary Income	Undistributed Long-Term Gain
Emerging Markets	$1,149,854	$225,964
International	336,661,151	1,873,782,840
International Value	70,480,050	48,165,232
Mid Cap	122,223,261	790,504,849

As of September 30, 2007, none of the Funds had capital loss carryovers.

37

NOTES TO FINANCIAL STATEMENTS

(8)	Fund share activities:

Capital share transactions for the Funds were as follows:

EMERGING MARKETS
Year ended September 30, 2007	Institutional Shares
Net asset value of shares transferred
Proceeds from shares issued	$8,740,000
Net asset value of shares issued in reinvestment of dividends and distributions	181,510
Cost of shares redeemed(1)	(11,079)

Net increase (decrease) from fund share transactions	$8,910,431

Shares transferred
Shares sold	560,831
Shares issued in reinvestment of dividends and distributions	14,521
Shares redeemed	(946)

Net increase (decrease) in capital shares	574,406

EMERGING MARKETS
Year ended September 30, 2006	Institutional Shares(2)
Proceeds from shares issued	$5,310,000
Net asset value of shares issued in reinvestment of dividends and distributions	-
Cost of shares redeemed(1)	-

Net increase (decrease) from fund share transactions	$5,310,000

Shares sold	527,411
Shares issued in reinvestment of dividends and distributions	-
Shares redeemed	-

Net increase (decrease) in capital shares	527,411

(1)	Net of redemption fees of:

Fund	9/30/2007	9/30/2006
Emerging Markets	$-	$-	(2)
International - Investor Shares	645,159	863,753
International - Institutional Shares	282,110	389,313
International Value - Investor Shares	345,305	222,110
International Value - Institutional Shares	25,764	-

(2)	For the period from commencement of operations (June 26, 2006) through September 30, 2006.

38

NOTES TO FINANCIAL STATEMENTS

INTERNATIONAL		INTERNATIONAL VALUE		MID CAP
Investor Shares	Institutional Shares	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
		$(78,194,778)	$78,194,778
$2,337,197,971	$345,075,492	957,403,055	142,979,398	$876,970,575	$29,536,850
914,418,120	375,581,486	88,578,891	6,278,901	474,031,867	81,886,968
(2,130,141,244)	(557,699,941)	(783,018,312)	(13,132,419)	(1,365,376,527)	(249,667,402)

$1,121,474,847	$162,957,037	$184,768,856	$214,320,658	$(14,374,085)	$(138,243,584)

		(2,927,547)	2,927,547
76,830,902	11,130,276	34,002,714	4,976,598	25,859,207	865,002
31,850,161	13,013,912	3,182,856	225,616	15,430,725	2,620,383
(70,075,745)	(17,906,695)	(27,424,433)	(456,122)	(41,649,602)	(7,437,100)

38,605,318	6,237,493	6,833,590	7,673,639	(359,670)	(3,951,715)

INTERNATIONAL		INTERNATIONAL VALUE		MID CAP
Investor Shares	Institutional Shares	Investor Shares		Investor Shares	Institutional Shares
$2,314,789,322	$316,068,084	$711,293,524		$902,753,102	$55,931,735
121,587,382	67,354,311	28,357,891		205,964,332	40,056,662
(1,736,641,589)	(917,682,779)	(183,814,342)		(1,552,986,575)	(307,000,219)

$699,735,115	$(534,260,384)	$555,837,073		$(444,269,141)	$(211,011,822)

85,995,680	12,075,907	28,589,432		28,570,035	1,750,257
5,049,329	2,785,484	1,344,769		6,671,990	1,280,993
(65,072,487)	(35,034,422)	(7,654,580)		(49,375,193)	(9,727,021)

25,972,522	(20,173,031)	22,279,621		(14,133,168)	(6,695,771)

39

NOTES TO FINANCIAL STATEMENTS

(9)	Litigation:

Artisan Funds and the Adviser are defendants in a lawsuit in the Circuit Court of the Third Judicial Circuit, Madison County, Illinois that seeks certification of a plaintiff class consisting of all persons in the United States who held shares in International Fund for a period of more than 14 days during the five years prior to the filing of the lawsuit in September 2003. The suit seeks compensatory and punitive damages under state law, as well as interest, costs and attorney’s fees. The lawsuit alleges, in summary, that Artisan Funds and the Adviser exposed long-term International Fund shareholders to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of International Fund’s securities had occurred after foreign markets had closed but before the calculation of the Fund’s NAV; (b) failing to implement the Fund’s portfolio valuation and share pricing policies and procedures; (c) allowing portfolio valuation and share policies and procedures that benefited market timers at the expense of long-term shareholders; and (d) failing to know and implement applicable rules and regulations concerning the calculation of NAV.

Artisan Funds and the Adviser removed the lawsuit from state court to federal district court in October 2003. The federal district court ordered the case remanded to Illinois state court. Artisan Funds and the Adviser then appealed the remand order to the United States Court of Appeals for the Seventh Circuit and, on April 5, 2005, the Court of Appeals ruled in favor of Artisan Funds and the Adviser. As a result, the action was dismissed with prejudice in May 2005. The plaintiff subsequently sought and was granted review by the United States Supreme Court on the question of whether the Court of Appeals had jurisdiction to hear the appeal. On June 15, 2006, the United States Supreme Court ruled that the Court of Appeals had lacked jurisdiction to hear the appeal of Artisan Funds and the Adviser, vacated the judgment of the Court of Appeals and remanded the case to the Court of Appeals with instructions to dismiss the appeal for lack of jurisdiction. On October 16, 2006, the Court of Appeals dismissed the appeal and remanded the case to state court. Artisan Funds and the Adviser again removed the action from state court to federal court, but on July 17, 2007, the federal district court again remanded the case to Illinois state court. Artisan Funds and the Adviser intend to continue to defend the lawsuit rigorously.

Certain legal fees incurred by Artisan Funds in defense of the lawsuit have been allocated to International Fund and were included in professional fees in the Statements of Operations. As of the date of this report, Artisan Funds does not believe that the action described herein will have a material effect on the financial condition of any Fund.

(10)	Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be deemed to be uncertain and would be recorded as tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund’s last

40

NOTES TO FINANCIAL STATEMENTS

NAV calculation in the first required financial statement reporting period to which FIN 48 applies. As a result, the Funds will incorporate FIN 48 in their semi-annual report for the period ending March 31, 2008. As of the date of this report, management is evaluating the implications of FIN 48 and its impact to the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2007, the Funds did not believe the adoption of FAS 157 would impact the amounts reported in the financial statements, however, additional disclosures would be required about the information used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

41

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Artisan Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund (four series constituting Artisan Funds, Inc.) (the “Funds”) as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (or since commencement of operations if less than two years), and the financial highlights for each of the four years in the period then ended and for the period from July 1, 2003 to September 30, 2003. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods ended prior to September 30, 2003, were audited by other auditors whose report dated July 31, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund of Artisan Funds, Inc. at September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or since commencement of operations if less than two years), and the financial highlights for each of the four years in the period then ended and for the period from July 1, 2003 to September 30, 2003, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin

November 13, 2007

42

NOTES TO FINANCIAL STATEMENTS

Other Federal tax information (unaudited):

The Internal Revenue Code requires that shareholders be notified within 60 days of the Funds’ fiscal year-end of certain information regarding long-term capital gains, qualified dividend income and the dividends received deduction for corporate shareholders. This data is informational only. Every year in January, shareholders are sent a Form 1099-DIV which provides the federal tax status of dividends and distributions received during the calendar year. Shareholders are advised to consult their own tax advisor with respect to the specific tax consequences of investment in the Funds.

Each Fund hereby designates the following amounts as (i) long-term capital gain distributions for purposes of the dividends paid deduction (including earnings and profits distributed to shareholders on redemption of Fund shares), (ii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2007 that are considered qualified dividend income as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003, and (iii) the amount of ordinary dividends paid during the fiscal year ended September 30, 2007 that are eligible for the dividends received deduction available to certain corporate shareholders.

Fund	Long-Term Capital Gains	Qualified Dividend Income	Dividends Received Deduction
Emerging Markets	$-	9.61%	-%
International	1,204,252,741	66.93	-
International Value	58,093,242	45.48	-
Mid Cap	601,688,939	51.37	47.69

43

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of Artisan Funds, you may incur transaction costs, including redemption fees, and you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

Actual Expenses

The first line under the name of each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the name of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line below each Fund’s name in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio for the six months ended September 30, 2007 and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2007	Ending Account Value 9/30/2007	Expenses Paid During Period 4/1/2007-9/30/2007(1)
Emerging Markets Fund - Institutional Shares
Actual	$1,000.00	$1,246.10	$8.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33
International Fund - Institutional Shares
Actual	$1,000.00	$1,112.97	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96
International Value Fund - Institutional Shares
Actual	$1,000.00	$998.95	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32

44

SHAREHOLDER EXPENSE EXAMPLE

	Beginning Account Value 4/1/2007	Ending Account Value 9/30/2007	Expenses Paid During Period 4/1/2007-9/30/2007(1)
Mid Cap Fund - Institutional Shares
Actual	$1,000.00	$1,182.16	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

(1)

Expenses are equal to the Fund’s ratio of expenses to average net assets for the six-month period ended September 30, 2007 (shown below), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Fund	Annualized Ratio of Expenses to Average Net Assets for the Six-Month Period Ended September 30, 2007
Emerging Markets Fund - Institutional Shares	1.45%
International Fund - Institutional Shares	0.98%
International Value Fund - Institutional Shares	1.05%
Mid Cap Fund - Institutional Shares	0.95%

45

 NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND TOP TEN HOLDINGS

The discussions of each Fund included in this report include statistical information about the portfolios of each of the Funds. Except as otherwise noted, that information is as of September 30, 2007. That information will vary with changes in a Fund’s portfolio investments. The performance information for each Fund relative to its benchmark index discussed in this report was prepared by the Adviser using information reported by FactSet Databases (“FactSet”). For the purposes of assigning portfolio securities to a particular country, the Adviser considers an issuer to be from a particular country as designated by its securities information vendors. The Adviser currently uses MSCI as its primary source and FactSet as a secondary source for this information. In the event (i) the Adviser’s securities information vendors do not assign a security to a particular country or if the published classification appears to be erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, the Adviser assigns the security to a country using the primary vendor’s published criteria (to the extent available) or the Adviser’s own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

For the purposes of assigning portfolio securities to a particular sector and industry, the Adviser assigns securities in accordance with the sector and industry classifications of the Global Industry Classification Standard (GICS®) developed by MSCI and Standard and Poor’s (to the extent available) as a primary source and FactSet (to the extent available) as a secondary source for this information. In the event the Adviser’s securities information vendors do not classify a security to a particular sector or industry or if the published classification appears to be erroneous, the Adviser classifies the security according to its own judgment, using other securities information vendors, the company description and other publicly available information about the company’s peer group. Sector and industry classifications may change over time.

The names of portfolio securities reflected in this report are as reported by the Funds’ data providers, may not represent the legal name of the entity and, in some cases, are translations of non-English names.

Definitions of Portfolio Statistics

Weighted Average Market Cap is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company’s position within the portfolio.

Descriptions of Indices

Each Fund’s performance is compared in this report to changes in one or more indices, including in all cases a broad-based index of changes in prices of securities in the market in which the Fund invests. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds’ returns, the returns of each index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index. An investment cannot be made directly in an index.

46

 NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND TOP TEN HOLDINGS

The indices to which the Funds are compared are:

Artisan Emerging Markets Fund – Morgan Stanley Capital International Emerging Markets IndexSM is a market-weighted index of companies in emerging markets.

Artisan International and Artisan International Value Funds – Morgan Stanley Capital International EAFE® Index (MSCI EAFE®) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI EAFE®’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Fund – Morgan Stanley Capital International EAFE® Growth Index (MSCI EAFE® Growth) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with higher price-to-book ratios. MSCI EAFE® Growth’s average annual return since inception of the International Fund is based upon a starting date of December 31, 1995.

Artisan International Value Fund – Morgan Stanley Capital International EAFE® Value Index (MSCI EAFE® Value) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

Artisan Mid Cap Fund – Russell Midcap® Index is a market-weighted index of about 800 medium-sized U.S. companies. The Russell Midcap® Growth Index is a market-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values.

Trademarks

Trademarks and copyrights relating to the indices and products of portfolio companies mentioned in this report are owned by their respective owners. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of the Adviser and may not be copied, reproduced, published or in any way used without written permission.

The MSCI information may only be used by the reader, may not be reproduced or redisseminated in any form and may not be used to create any financial instruments or products or any indices. The MSCI information is provided on an “as is” basis and the reader of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Artisan Partners Limited Partnership. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results

47

NOTES ON MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND TOP TEN HOLDINGS

to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

  PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of Artisan Funds’ proxy voting policies and procedures, without charge, upon request by calling 800.399.1770. That information also is included in Artisan Funds’ statement of additional information, which is available without charge, upon request, by calling 800.399.1770 and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how Artisan International Fund, Artisan International Value Fund and Artisan Mid Cap Fund voted proxies relating to portfolio securities held during the twelve months ended June 30 is available without charge, on the Funds’ website at www.artisanfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. Information relating to Artisan Emerging Markets Fund is available without charge, on its website at www.artemf.com and on the SEC’s website.

  INFORMATION ABOUT PORTFOLIO SECURITIES

Artisan Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31 and June 30 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

  DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Directors may fill any vacancy on the board provided that after such appointment at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The Board of Directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns,

48

  DIRECTORS AND OFFICERS

or is removed or disqualified. The Board of Directors may remove any officer with or without cause at any time.

The names and ages of the directors and officers as of November 15, 2007, the position each holds with the Funds, the date each was first elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director oversees all nine series of Artisan Funds.

Name and Age at 11/15/07	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held
Directors who are not “interested persons”
David A. Erne – 64	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company)
Thomas R. Hefty – 60	Director	3/27/95	President, Kem Family Foundation; until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Faculty Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services)	None
Jeffrey A. Joerres – 47	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization)	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls)
Patrick S. Pittard – 61	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia	Director, Lincoln National Corporation (insurance and investment management company); Member, Board of Regents of the University System of Georgia
Howard B. Witt – 67	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices)	Director, Franklin Electric Co., Inc. (manufacturer of electric motors)

49

DIRECTORS AND OFFICERS

Name and Age at 11/15/07	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held
Director who is an “interested person”*
Andrew A. Ziegler – 50	Director, President and Chief Executive Officer	Director since 1/5/95; and Chairman of the Board 1/5/95 - 12/19/03; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners; Chairman and President of Artisan Distributors; until December 2003, Chairman of Artisan Funds	None
Officers of Artisan Funds
Lawrence A. Totsky – 48	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors	None
Janet D. Olsen – 51	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors	None
Brooke J. Billick – 53	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company)	None
Carlene M. Ziegler – 51	Vice President	3/27/95	Managing Director of Artisan Partners and Portfolio Co-Manager of Artisan Small Cap Fund; until February 2005, Director of Artisan Funds	None
Michael C. Roos – 49	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors; until December 2003, President of Artisan Funds	None

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the Investment Company Act of 1940, because he is a Managing Director of the Adviser and an officer and director of Artisan Investment Corporation (the general partner of the Adviser). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control the Adviser. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds’ principal underwriter.

50

DIRECTORS AND OFFICERS

Name and Age at 11/15/07	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held
Gregory K. Ramirez – 37	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director, Client Accounting since January 2003, Director of Client Accounting and Administration prior thereto; Assistant Treasurer of Artisan Distributors	None
Sarah A. Johnson – 35	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners	None

The business address of the director and officers affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne – 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty – W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53188; Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Artisan Funds’ statement of additional information (SAI) contains further information about the directors. Please call 800.399.1770 for a free copy of the SAI.

51

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.399.1770

Item 2.	Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not amend the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of directors has determined that Thomas R. Hefty, member and chairman of the registrant’s audit committee, qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Hefty is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including, without limitation, for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, are summarized in the tables below. The tables summarize fees billed (or to be billed) by the registrant’s principal accountant for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2007	Fiscal Year Ended September 30, 2006
Audit Fees (a)	$190,200	$162,725
Audit-Related Fees (b)	$23,300	$22,500
Tax Fees (c)	$154,150	$159,175
All Other Fees (d)	—	—

(a) “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including fees billed for consents issued in conjunction with the registrant’s post-effective amendments to the Funds’ registration statements filed for each of the last two fiscal years.

(b) “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

The fees billed by Ernst & Young LLP during the fiscal years ended September 30, 2007 and September 30, 2006 include fees billed for services for certain agreed upon procedures performed in conjunction with the semiannual reports to shareholders as of March 31, 2007 and March 31, 2006.

(c) “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2007 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2007, which have not been billed as of the time of this filing; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2007, which also have not yet been billed as of the time of this filing; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2006 and the excise year ended December 31, 2006; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2006.

The fees shown in the table above for the fiscal year ended September 30, 2006 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2006; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2006; (3) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2005 and the excise year ended December 31, 2005; (4) the use of a PFIC database supplied by Ernst & Young LLP for the fiscal year ended September 30, 2004 and excise year ended December 31, 2004 (the fees were billed in two parts, the second of which occurred during the fiscal year ended September 30, 2006); and (5) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young LLP for the calendar year ended December 31, 2005.

(d) None.

(e)(1) During its regularly scheduled periodic meetings, the registrant’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by the principal accountants of the registrant. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2) No services included in Items 4(b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation
S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees for the fiscal years ended September 30, 2007 and September 30, 2006 by the registrant’s principal accountant for non-audit services rendered to the registrant are shown in the tables above and described under Items 4(b) – (d) above. For the registrant’s fiscal years ended September 30, 2007 and September 30, 2006, Ernst & Young LLP served as the registrant’s principal accountant and provided no services and billed no fees for non-audit services rendered to the registrant’s adviser or entities controlling, controlled by or under common control with the adviser.

(h) The audit committee of the registrant’s board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers as of September 30, 2007 is included as part of the annual reports to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a governance and nominating committee, which is responsible for selecting and nominating persons for election or appointment as members of registrant’s board of directors. At a meeting of the committee held on August 19, 2004, the committee adopted guidelines by which the committee, which is comprised entirely of independent directors, will consider any candidates for board membership (whether recommended by a shareholder, the committee, the board of directors or management personnel). The procedures were disclosed in response to Item 9 of Form N-CSR filed by the registrant on November 30, 2004. At a meeting of the committee held on February 8, 2007, the committee revised the guidelines to include the consideration of the effect of the registrant’s retirement policy on the potential length of service of any candidate.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

	(2)	Certifications of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b)		Certification of Andrew A. Ziegler, Principal Executive Officer and Lawrence A. Totsky, Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Artisan Funds, Inc.

By:	/s/ Andrew A. Ziegler
Andrew A. Ziegler
Principal Executive Officer

Date: December 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew A. Ziegler
Andrew A. Ziegler
Principal Executive Officer

Date: December 5, 2007

By:	/s/ Lawrence A. Totsky
Lawrence A. Totsky
Principal Financial Officer

Date: December 5, 2007